TABLE OF CONTENTS

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-9
Statements of Changes in Net Assets	SA-15
Financial Highlights	SA-31
Notes to Financial Statements	SA-41
Report of Independent Registered Public Accounting Firm	SA-45

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2023

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2023 and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2023, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	27,750	$332,512	$68,612	$11,294
Diversified Bond Class I *	95,818	964,557	87,486	722,791
Floating Rate Income Class I *	95,782	1,478,215	44,821	185,545
High Yield Bond Class I *	969,199	9,643,416	365,657	1,566,744
Inflation Managed Class I *	765,907	9,241,961	136,394	1,686,272
Intermediate Bond Class I *	20,540	188,633	88,025	11,553
Managed Bond Class I *	1,580,191	21,366,292	750,857	2,277,914
Short Duration Bond Class I *	228,533	2,448,472	296,260	543,475
Emerging Markets Debt Class I *	12,174	151,145	5,303	13,698
Dividend Growth Class I *	200,193	7,489,238	208,807	1,507,186
Equity Index Class I *	457,471	56,048,232	162,057	7,008,030
Focused Growth Class I *	116,710	6,720,130	102,864	589,895
Growth Class I *	1,167,385	70,643,274	55,389	6,896,339
Hedged Equity Class I *	200,786	2,253,076	1,485,891	144,228
Large-Cap Core Class I *	806,217	55,838,705	190,716	6,456,177
Large-Cap Growth Class I *	155,742	3,457,986	268,763	839,752
Large-Cap Value Class I *	262,842	9,700,559	203,015	699,321
Mid-Cap Equity Class I *	324,007	10,569,106	87,158	1,072,067
Mid-Cap Growth Class I *	250,459	6,651,783	1,259,868	1,693,562
Mid-Cap Value Class I *	37,040	1,095,859	135,707	156,567
Small-Cap Equity Class I *	32,118	954,419	108,502	231,155
Small-Cap Growth Class I *	175,862	4,705,967	84,886	424,065
Small-Cap Index Class I *	227,457	7,369,330	102,991	1,126,610
Small-Cap Value Class I *	101,239	2,791,238	71,406	294,488
Value Class I *	140,899	2,845,560	72,079	1,040,241
Value Advantage Class I *	32,115	824,330	85,946	920,935
Emerging Markets Class I *	349,567	6,300,052	134,634	1,005,355
International Growth Class I *	1,383	12,235	38,019	34,347
International Large-Cap Class I *	453,118	6,281,709	158,721	770,321
International Small-Cap Class I *	37,807	488,067	27,378	57,062
International Value Class I *	980,275	16,594,799	109,115	2,720,356
Health Sciences Class I *	88,670	5,591,501	142,080	892,646
Real Estate Class I *	120,464	4,043,204	86,790	401,962
Technology Class I *	218,963	3,556,614	2,640,043	2,881,969
PSF Avantis Balanced Allocation Class D *	39,132	640,793	27,268	28,738
Pacific Dynamix - Conservative Growth Class I *	115,977	2,300,728	126,249	54,163
Pacific Dynamix - Moderate Growth Class I *	75,420	2,039,545	3,328	220,788
Pacific Dynamix - Growth Class I *	144,512	4,644,977	94,371	148,714
Portfolio Optimization Conservative Class I *	2,081,982	30,070,197	153,149	2,520,250
Portfolio Optimization Moderate-Conservative Class I *	1,635,932	27,498,167	3,708,985	8,037,489
Portfolio Optimization Moderate Class I *	4,840,092	93,302,853	5,109,098	15,414,941
Portfolio Optimization Growth Class I *	3,326,082	71,538,824	1,718,263	9,335,751
Portfolio Optimization Aggressive-Growth Class I *	1,314,380	30,042,122	148,709	2,797,970
Invesco Oppenheimer V.I. International Growth Series II	71,012	151,965	93,652	116,117
Invesco® V.I. Balanced-Risk Allocation Series II *	47,421	402,128	3,517	317,862
Invesco® V.I. Equity and Income Series II	7,876	128,854	11,819	6,758
Invesco® V.I. Global Real Estate Series II	2,253	30,750	3,641	15,001
Invesco® V.I. Global Series II	4,713	167,294	108,583	23,819
American Century VP Mid Cap Value Class II	40,848	795,318	201,255	231,081
American Funds IS American High-Income Trust Class 4	32,604	317,890	44,153	356,314
American Funds IS Asset Allocation Class 4	519,247	12,119,225	825,755	921,728
American Funds IS Capital Income Builder® Class 4	31,359	363,770	16,173	27,776
American Funds IS Capital World Bond Class 4 *	10,561	104,339	3,514	51,259
American Funds IS Capital World Growth and Income Class 4	37,516	504,959	16,353	7,369
American Funds IS Global Balanced Class 4	31,117	376,513	56,627	108,250

See Notes to Financial Statements	SA-1	See explanation of symbol on page SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2023

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Global Growth Class 4	22,055	$729,577	$121,223	$91,730
American Funds IS Global Small Capitalization Class 4	12,921	225,608	12,846	13,199
American Funds IS Growth Class 4	87,283	8,352,985	1,944,129	948,002
American Funds IS Growth-Income Class 4	122,544	7,026,670	1,500,816	974,544
American Funds IS International Class 4	23,972	410,636	21,719	94,316
American Funds IS International Growth and Income Class 4	87,650	847,574	120,227	127,314
American Funds IS Managed Risk Asset Allocation Class P2	50,715	584,740	77,760	53,870
American Funds IS New World Fund® Class 4	14,478	361,223	25,716	39,407
American Funds IS The Bond Fund of America Class 4	78,271	731,834	202,984	203,707
American Funds IS U.S. Government Securities Class 4	44,687	436,593	49,344	38,399
American Funds IS Washington Mutual Investors Class 4	114,561	1,610,724	180,858	1,053,819
BlackRock® 60/40 Target Allocation ETF V.I. Class I	24,455	324,035	35,858	9,574
BlackRock® Global Allocation V.I. Class III	311,221	4,055,213	112,121	1,827,770
Delaware Ivy VIP Energy Class II	18,754	95,644	45,584	41,493
Fidelity® VIP Contrafund® Service Class 2	63,494	2,973,413	793,290	275,048
Fidelity® VIP FundsManager® 60% Service Class 2	17,712	171,101	8,079	10,216
Fidelity® VIP Government Money Market Service Class	5,523,694	5,523,694	3,612,135	2,849,720
Fidelity® VIP Strategic Income Service Class 2	13,856	143,405	16,679	22,100
First Trust Dorsey Wright Tactical Core Class I	38,256	437,643	11,195	25,124
First Trust Multi Income Allocation Class I	3,570	40,558	4,058	953
First Trust/Dow Jones Dividend & Income Allocation Class I	102,752	1,360,430	55,817	65,746
Franklin Allocation VIP Class 4	70,423	359,155	16,773	108,213
Franklin Income VIP Class 2	27,467	390,033	134,425	888,238
Franklin Mutual Global Discovery VIP Class 2	23,383	429,783	33,611	96,249
Franklin Rising Dividends VIP Class 2	55,972	1,507,315	274,035	102,605
Templeton Global Bond VIP Class 2 *	20,760	266,561	5,194	8,030
Janus Henderson Balanced Service Shares	69,210	3,325,542	1,131,152	1,610,946
Janus Henderson Flexible Bond Service Shares	14,980	167,179	40,538	68,341
ClearBridge Variable Aggressive Growth - Class II	584	9,678	1,265	1,148
Lord Abbett Bond Debenture Class VC	61,967	639,503	304,138	177,075
Lord Abbett Total Return Class VC	22,438	318,618	64,221	156,714
MFS® Total Return Series - Service Class	21,856	495,688	31,391	47,801
MFS® Utilities Series - Service Class	9,294	293,146	65,883	624,270
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S *	16,000	150,884	-	2,304
PIMCO All Asset - Advisor Class	8,853	81,444	2,512	19,875
PIMCO CommodityRealReturn® Strategy - Advisor Class	29,867	163,073	116,063	305,031
PIMCO Income - Advisor Class	51,997	517,372	338,163	124,374
State Street Total Return V.I.S. Class 3	37,897	558,601	10,923	32,517
VanEck VIP Global Resources Class S	14,610	371,381	64,683	282,861

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements	SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Intermediate
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$332,512	$964,557	$1,478,215	$9,643,416	$9,241,961	$188,633
Receivables:
Due from Pacific Life Insurance Company	-	29	-	1,172	15,805	2,207
Investments sold	11	105	134	-	-	-
Total Assets	332,523	964,691	1,478,349	9,644,588	9,257,766	190,840
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	29	-	489	-	-	-
Investments purchased	-	-	-	1,141	15,004	2,221
Total Liabilities	29	-	489	1,141	15,004	2,221
NET ASSETS	$332,494	$964,691	$1,477,860	$9,643,447	$9,242,762	$188,619
Units Outstanding	30,731	70,333	109,455	168,922	231,418	21,077
Accumulation Unit Value	$10.82	$13.72	$13.50	$57.09	$39.94	$8.95
Cost of Investments	$301,728	$752,068	$1,062,577	$4,570,203	$7,650,402	$183,442

	Managed	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Bond	Markets Debt	Growth	Index	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$21,366,292	$2,448,472	$151,145	$7,489,238	$56,048,232	$6,720,130
Receivables:
Due from Pacific Life Insurance Company	12,990	2,232	-	3,154	-	-
Investments sold	-	-	33	-	19,343	1,002
Total Assets	21,379,282	2,450,704	151,178	7,492,392	56,067,575	6,721,132
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	43	-	19,298	377
Investments purchased	12,478	2,233	-	2,420	-	-
Total Liabilities	12,478	2,233	43	2,420	19,298	377
NET ASSETS	$21,366,804	$2,448,471	$151,135	$7,489,972	$56,048,277	$6,720,755
Units Outstanding	506,490	222,150	13,777	181,357	374,553	128,687
Accumulation Unit Value	$42.19	$11.02	$10.97	$41.30	$149.64	$52.23
Cost of Investments	$16,293,113	$2,006,741	$116,043	$1,410,214	$7,967,696	$633,431

		Hedged	Large-Cap	Large-Cap	Large-Cap	Mid-Cap
	Growth	Equity	Core	Growth	Value	Equity
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$70,643,274	$2,253,076	$55,838,705	$3,457,986	$9,700,559	$10,569,106
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	-	-
Investments sold	65,192	77	32,807	5,212	49,424	10,611
Total Assets	70,708,466	2,253,153	55,871,512	3,463,198	9,749,983	10,579,717
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	65,157	158	32,310	4,806	49,412	9,737
Investments purchased	-	-	-	-	-	-
Total Liabilities	65,157	158	32,310	4,806	49,412	9,737
NET ASSETS	$70,643,309	$2,252,995	$55,839,202	$3,458,392	$9,700,571	$10,569,980
Units Outstanding	450,929	207,362	485,942	118,261	227,491	163,561
Accumulation Unit Value	$156.66	$10.87	$114.91	$29.24	$42.64	$64.62
Cost of Investments	$14,337,461	$2,088,112	$12,093,836	$637,403	$2,135,845	$2,768,316

See Notes to Financial Statements	SA-3

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	Variable Accounts
	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Value	Equity	Growth	Index	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$6,651,783	$1,095,859	$954,419	$4,705,967	$7,369,330	$2,791,238
Receivables:
Due from Pacific Life Insurance Company	-	-	-	589	-	-
Investments sold	864	4,221	965	90	6,931	6,278
Total Assets	6,652,647	1,100,080	955,384	4,706,646	7,376,261	2,797,516
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	223	4,102	885	-	6,389	5,806
Investments purchased	-	-	-	-	-	-
Total Liabilities	223	4,102	885	-	6,389	5,806
NET ASSETS	$6,652,424	$1,095,978	$954,499	$4,706,646	$7,369,872	$2,791,710
Units Outstanding	204,138	25,090	25,175	144,678	172,361	51,660
Accumulation Unit Value	$32.59	$43.68	$37.91	$32.53	$42.76	$54.04
Cost of Investments	$1,055,120	$371,171	$280,762	$1,042,551	$1,705,634	$865,074

		Value	Emerging	International	International	International
	Value	Advantage	Markets	Growth	Large-Cap	Small-Cap
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,845,560	$824,330	$6,300,052	$12,235	$6,281,709	$488,067
Receivables:
Due from Pacific Life Insurance Company	5,364	-	13,654	-	-	-
Investments sold	-	39	-	-	2,360	553
Total Assets	2,850,924	824,369	6,313,706	12,235	6,284,069	488,620
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	109	-	-	1,834	498
Investments purchased	5,034	-	13,182	-	-	-
Total Liabilities	5,034	109	13,182	-	1,834	498
NET ASSETS	$2,845,890	$824,260	$6,300,524	$12,235	$6,282,235	$488,122
Units Outstanding	114,290	36,689	182,875	1,435	306,470	31,364
Accumulation Unit Value	$24.90	$22.47	$34.45	$8.52	$20.50	$15.56
Cost of Investments	$788,883	$574,598	$1,862,695	$11,069	$2,065,442	$175,862

						Pacific
					PSF Avantis	Dynamix -
	International	Health	Real		Balanced	Conservative
	Value	Sciences	Estate	Technology	Allocation	Growth
	Class I	Class I	Class I	Class I	Class D	Class I
ASSETS
Investments in mutual funds, at value	$16,594,799	$5,591,501	$4,043,204	$3,556,614	$640,793	$2,300,728
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	-	-
Investments sold	1,856	532	13,106	3,704	25	79
Total Assets	16,596,655	5,592,033	4,056,310	3,560,318	640,818	2,300,807
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,798	469	12,811	3,531	73	192
Investments purchased	-	-	-	-	-	-
Total Liabilities	1,798	469	12,811	3,531	73	192
NET ASSETS	$16,594,857	$5,591,564	$4,043,499	$3,556,787	$640,745	$2,300,615
Units Outstanding	685,092	75,721	57,357	175,112	43,192	114,548
Accumulation Unit Value	$24.22	$73.84	$70.50	$20.31	$14.83	$20.08
Cost of Investments	$8,206,555	$630,037	$902,199	$1,820,516	$406,493	$1,678,650

See Notes to Financial Statements	SA-4

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	Variable Accounts
	Pacific			Portfolio
	Dynamix -	Pacific	Portfolio	Optimization	Portfolio	Portfolio
	Moderate	Dynamix -	Optimization	Moderate-	Optimization	Optimization
	Growth	Growth	Conservative	Conservative	Moderate	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,039,545	$4,644,977	$30,070,197	$27,498,167	$93,302,853	$71,538,824
Receivables:
Due from Pacific Life Insurance Company	250	-	-	-	-	-
Investments sold	-	153	1,856	3,283	35,749	14,322
Total Assets	2,039,795	4,645,130	30,072,053	27,501,450	93,338,602	71,553,146
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	176	1,141	2,524	35,719	13,532
Investments purchased	88	-	-	-	-	-
Total Liabilities	88	176	1,141	2,524	35,719	13,532
NET ASSETS	$2,039,707	$4,644,954	$30,070,912	$27,498,926	$93,302,883	$71,539,614
Units Outstanding	80,323	149,005	2,357,703	1,859,213	5,518,901	3,809,716
Accumulation Unit Value	$25.39	$31.17	$12.75	$14.79	$16.91	$18.78
Cost of Investments	$882,368	$1,775,700	$20,434,236	$15,884,994	$46,158,347	$31,436,529

	Portfolio	Invesco
	Optimization	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Aggressive-	V.I. International	Balanced-Risk	Equity and	Global	Invesco V.I.
	Growth	Growth	Allocation	Income	Real Estate	Global
	Class I	Series II	Series II	Series II	Series II	Series II
ASSETS
Investments in mutual funds, at value	$30,042,122	$151,965	$402,128	$128,854	$30,750	$167,294
Receivables:
Due from Pacific Life Insurance Company	-	-	106	-	-	40
Investments sold	186,113	6	15	18	1	7
Total Assets	30,228,235	151,971	402,249	128,872	30,751	167,341
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	186,070	22	-	168	13	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	186,070	22	-	168	13	-
NET ASSETS	$30,042,165	$151,949	$402,249	$128,704	$30,738	$167,341
Units Outstanding	1,511,371	11,496	19,284	7,708	3,077	9,132
Accumulation Unit Value	$19.88	$13.22	$20.86	$16.70	$9.99	$18.32
Cost of Investments	$12,251,524	$137,865	$512,534	$122,058	$30,552	$158,633

	American	American Funds		American Funds	American Funds	American Funds
	Century	IS American	American Funds	IS Capital	IS Capital	IS Capital World
	VP Mid Cap Value	High-Income	IS Asset Allocation	Income Builder	World Bond	Growth and
	Class II	Trust Class 4	Class 4	Class 4	Class 4	Income Class 4
ASSETS
Investments in mutual funds, at value	$795,318	$317,890	$12,119,225	$363,770	$104,339	$504,959
Receivables:
Due from Pacific Life Insurance Company	154	-	-	-	-	-
Investments sold	-	34	5,094	25	18	19
Total Assets	795,472	317,924	12,124,319	363,795	104,357	504,978
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	110	4,767	53	32	36
Investments purchased	117	-	-	-	-	-
Total Liabilities	117	110	4,767	53	32	36
NET ASSETS	$795,355	$317,814	$12,119,552	$363,742	$104,325	$504,942
Units Outstanding	31,374	22,938	738,173	27,303	11,260	29,097
Accumulation Unit Value	$25.35	$13.86	$16.42	$13.32	$9.27	$17.35
Cost of Investments	$688,160	$314,669	$10,901,087	$303,027	$121,706	$527,922

See Notes to Financial Statements	SA-5

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	Variable Accounts
			American Funds
	American Funds	American Funds	IS Global Small	American Funds	American Funds	American Funds
	IS Global Balanced	IS Global Growth	Capitalization	IS Growth	IS Growth-Income	IS International
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$376,513	$729,577	$225,608	$8,352,985	$7,026,670	$410,636
Receivables:
Due from Pacific Life Insurance Company	42	-	-	-	-	-
Investments sold	22	1,770	451	1,603	1,191	2,500
Total Assets	376,577	731,347	226,059	8,354,588	7,027,861	413,136
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	1,947	461	1,381	826	2,635
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	1,947	461	1,381	826	2,635
NET ASSETS	$376,577	$729,400	$225,598	$8,353,207	$7,027,035	$410,501
Units Outstanding	25,751	32,066	15,059	287,888	322,062	34,203
Accumulation Unit Value	$14.62	$22.75	$14.98	$29.02	$21.82	$12.00
Cost of Investments	$358,790	$570,846	$260,888	$6,089,310	$5,596,075	$387,889

	American Funds	American Funds		American Funds	American Funds IS	American Funds
	IS International	IS Managed Risk	American Funds IS	IS The Bond Fund	U.S. Government	IS Washington
	Growth and Income	Asset Allocation	New World Fund	of America	Securities	Mutual Investors
	Class 4	Class P2	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$847,574	$584,740	$361,223	$731,834	$436,593	$1,610,724
Receivables:
Due from Pacific Life Insurance Company	-	-	-	2,034	-	-
Investments sold	36	20	353	-	17	154
Total Assets	847,610	584,760	361,576	733,868	436,610	1,610,878
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	122	49	374	-	45	245
Investments purchased	-	-	-	2,091	-	-
Total Liabilities	122	49	374	2,091	45	245
NET ASSETS	$847,488	$584,711	$361,202	$731,777	$436,565	$1,610,633
Units Outstanding	69,237	40,508	26,108	71,636	44,246	80,946
Accumulation Unit Value	$12.24	$14.43	$13.83	$10.22	$9.87	$19.90
Cost of Investments	$845,775	$648,786	$281,305	$810,531	$515,141	$1,389,455

	BlackRock	BlackRock	Delaware Ivy
	60/40 Target	Global	VIP Asset	Delaware Ivy	Fidelity VIP	Fidelity VIP
	Allocation ETF	Allocation	Strategy	VIP Energy	Contrafund	FundsManager 60%
	V.I. Class I	V.I. Class III	Class II (1)	Class II	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$324,035	$4,055,213	$-	$95,644	$2,973,413	$171,101
Receivables:
Due from Pacific Life Insurance Company	143	479	-	370	-	161
Investments sold	-	397	-	-	189	-
Total Assets	324,178	4,056,089	-	96,014	2,973,602	171,262
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	-	33	-
Investments purchased	167	-	-	365	-	165
Total Liabilities	167	-	-	365	33	165
NET ASSETS	$324,011	$4,056,089	$-	$95,649	$2,973,569	$171,097
Units Outstanding	21,015	244,471	-	13,472	91,430	8,971
Accumulation Unit Value	$15.42	$16.59	See Note (1)	$7.10	$32.52	$19.07
Cost of Investments	$309,580	$3,307,537	$-	$52,962	$2,115,964	$168,177

(1) All units were fully redeemed or transferred prior to December 31, 2023 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements	SA-6

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	Variable Accounts
	Fidelity VIP		First Trust	First Trust	First Trust/Dow
	Government	Fidelity VIP	Dorsey Wright	Multi Income	Jones Dividend &	Franklin
	Money Market	Strategic Income	Tactical Core	Allocation	Income Allocation	Allocation
	Service Class	Service Class 2	Class I	Class I	Class I	VIP Class 4
ASSETS
Investments in mutual funds, at value	$5,523,694	$143,405	$437,643	$40,558	$1,360,430	$359,155
Receivables:
Due from Pacific Life Insurance Company	-	84	-	426	-	-
Investments sold	47,276	-	136	-	35	263
Total Assets	5,570,970	143,489	437,779	40,984	1,360,465	359,418
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	46,904	-	185	-	158	204
Investments purchased	-	79	-	432	-	-
Total Liabilities	46,904	79	185	432	158	204
NET ASSETS	$5,524,066	$143,410	$437,594	$40,552	$1,360,307	$359,214
Units Outstanding	561,405	12,013	31,656	3,015	71,027	20,737
Accumulation Unit Value	$9.84	$11.94	$13.82	$13.45	$19.15	$17.32
Cost of Investments	$5,523,694	$148,731	$414,788	$38,802	$1,284,082	$332,964

		Franklin	Franklin		Janus	Janus
	Franklin	Mutual Global	Rising	Templeton	Henderson	Henderson
	Income	Discovery	Dividends	Global Bond	Balanced	Flexible Bond
	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares
ASSETS
Investments in mutual funds, at value	$390,033	$429,783	$1,507,315	$266,561	$3,325,542	$167,179
Receivables:
Due from Pacific Life Insurance Company	607	12	446	-	-	-
Investments sold	-	22	-	14	554	6
Total Assets	390,640	429,817	1,507,761	266,575	3,326,096	167,185
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	32	404	28
Investments purchased	658	-	208	-	-	-
Total Liabilities	658	-	208	32	404	28
NET ASSETS	$389,982	$429,817	$1,507,553	$266,543	$3,325,692	$167,157
Units Outstanding	28,673	22,000	51,427	32,340	153,259	16,468
Accumulation Unit Value	$13.60	$19.54	$29.31	$8.24	$21.70	$10.15
Cost of Investments	$385,489	$381,411	$1,335,224	$308,326	$2,121,098	$182,962

	ClearBridge	Lord Abbett		MFS	MFS	Neuberger Berman
	Variable	Bond	Lord Abbett	Total Return	Utilities	U.S. Equity Index
	Aggressive	Debenture	Total Return	Series -	Series -	PutWrite Strategy
	Growth - Class II	Class VC	Class VC	Service Class	Service Class	Class S
ASSETS
Investments in mutual funds, at value	$9,678	$639,503	$318,618	$495,688	$293,146	$150,884
Receivables:
Due from Pacific Life Insurance Company	3	239	269	-	-	-
Investments sold	2	-	-	289	11	5
Total Assets	9,683	639,742	318,887	495,977	293,157	150,889
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	325	15	22
Investments purchased	-	257	245	-	-	-
Total Liabilities	-	257	245	325	15	22
NET ASSETS	$9,683	$639,485	$318,642	$495,652	$293,142	$150,867
Units Outstanding	688	48,311	31,015	25,010	15,708	11,490
Accumulation Unit Value	$14.07	$13.24	$10.27	$19.82	$18.66	$13.13
Cost of Investments	$9,263	$653,194	$350,887	$447,324	$268,430	$160,245

See Notes to Financial Statements	SA-7

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	Variable Accounts
		PIMCO
		Commodity-
		RealReturn		State Street	VanEck VIP
	PIMCO All Asset -	Strategy -	PIMCO Income -	Total Return	Global Resources
	Advisor Class	Advisor Class	Advisor Class	V.I.S. Class 3	Class S
ASSETS
Investments in mutual funds, at value	$81,444	$163,073	$517,372	$558,601	$371,381
Receivables:
Due from Pacific Life Insurance Company	-	12	4,682	-	-
Investments sold	3	10	-	244	18
Total Assets	81,447	163,095	522,054	558,845	371,399
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	4	-	-	345	59
Investments purchased	-	-	4,720	-	-
Total Liabilities	4	-	4,720	345	59
NET ASSETS	$81,443	$163,095	$517,334	$558,500	$371,340
Units Outstanding	6,251	24,089	47,470	24,696	44,893
Accumulation Unit Value	$13.03	$6.77	$10.90	$22.61	$8.27
Cost of Investments	$85,913	$200,571	$510,318	$521,349	$226,499

See Notes to Financial Statements	SA-8

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Intermediate
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	3,709	14,618	18,309	120,393	123,194	1,745
Net Investment Income (Loss)	(3,709)	(14,618)	(18,309)	(120,393)	(123,194)	(1,745)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,263)	134,718	23,402	575,272	216,974	(554)
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(1,263)	134,718	23,402	575,272	216,974	(554)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	23,344	(84,364)	164,705	533,700	120,870	9,613
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,372	$35,736	$169,798	$988,579	$214,650	$7,314

	Managed	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Bond	Markets Debt	Growth	Index	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	264,968	31,772	1,827	92,573	667,007	75,486
Net Investment Income (Loss)	(264,968)	(31,772)	(1,827)	(92,573)	(667,007)	(75,486)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	304,175	36,542	1,386	819,198	5,766,103	419,195
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	304,175	36,542	1,386	819,198	5,766,103	419,195
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,039,536	83,651	15,678	108,027	6,584,652	1,508,030
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,078,743	$88,421	$15,237	$834,652	$11,683,748	$1,851,739

		Hedged	Large-Cap	Large-Cap	Large-Cap	Mid-Cap
	Growth	Equity	Core	Growth	Value	Equity
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	811,258	20,709	653,950	39,444	112,787	125,178
Net Investment Income (Loss)	(811,258)	(20,709)	(653,950)	(39,444)	(112,787)	(125,178)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,254,045	(1,884)	4,679,802	550,204	374,609	674,112
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	5,254,045	(1,884)	4,679,802	550,204	374,609	674,112
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	14,394,130	185,461	7,888,026	619,240	910,690	781,545
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,836,917	$162,868	$11,913,878	$1,130,000	$1,172,512	$1,330,479

See Notes to Financial Statements	SA-9

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Variable Accounts
	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Value	Equity	Growth	Index	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	79,530	12,375	11,965	56,771	88,963	33,495
Net Investment Income (Loss)	(79,530)	(12,375)	(11,965)	(56,771)	(88,963)	(33,495)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	355,124	49,125	63,662	244,655	762,268	147,604
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	355,124	49,125	63,662	244,655	762,268	147,604
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	761,879	101,352	48,133	362,962	325,956	51,682
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,037,473	$138,102	$99,830	$550,846	$999,261	$165,791

		Value	Emerging	International	International	International
	Value	Advantage	Markets	Growth	Large-Cap	Small-Cap
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	38,156	13,415	82,560	206	75,890	5,766
Net Investment Income (Loss)	(38,156)	(13,415)	(82,560)	(206)	(75,890)	(5,766)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	351,124	(27,072)	606,716	260	382,365	17,344
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	351,124	(27,072)	606,716	260	382,365	17,344
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(263,524)	82,238	(17,795)	1,086	659,613	56,568
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,444	$41,751	$506,361	$1,140	$966,088	$68,146

						Pacific
					PSF Avantis	Dynamix -
	International	Health	Real		Balanced	Conservative
	Value	Sciences	Estate	Technology	Allocation	Growth
	Class I	Class I	Class I	Class I	Class D	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	206,361	71,359	48,062	36,456	7,371	25,818
Net Investment Income (Loss)	(206,361)	(71,359)	(48,062)	(36,456)	(7,371)	(25,818)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,104,625	670,798	221,810	334,113	4,894	453
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	1,104,625	670,798	221,810	334,113	4,894	453
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,924,688	(492,251)	259,244	879,726	71,949	235,113
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,822,952	$107,188	$432,992	$1,177,383	$69,472	$209,748

See Notes to Financial Statements	SA-10

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Variable Accounts
	Pacific			Portfolio
	Dynamix -	Pacific	Portfolio	Optimization	Portfolio	Portfolio
	Moderate	Dynamix -	Optimization	Moderate-	Optimization	Optimization
	Growth	Growth	Conservative	Conservative	Moderate	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	24,186	53,283	375,320	349,094	1,161,920	871,405
Net Investment Income (Loss)	(24,186)	(53,283)	(375,320)	(349,094)	(1,161,920)	(871,405)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	112,032	47,589	446,108	1,698,095	4,756,840	3,981,085
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	112,032	47,589	446,108	1,698,095	4,756,840	3,981,085
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	165,761	630,597	2,191,837	1,284,319	7,142,360	5,459,777
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$253,607	$624,903	$2,262,625	$2,633,320	$10,737,280	$8,569,457

	Portfolio	Invesco
	Optimization	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Aggressive-	V.I. International	Balanced-Risk	Equity and	Global	Invesco V.I.
	Growth	Growth	Allocation	Income	Real Estate	Global
	Class I	Series II	Series II	Series II	Series II	Series II
INVESTMENT INCOME
Dividends	$-	$423	$-	$2,102	$365	$-
EXPENSES
Mortality and expense risk	362,601	2,041	6,024	1,496	463	1,434
Net Investment Income (Loss)	(362,601)	(1,618)	(6,024)	606	(98)	(1,434)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,480,854	(34,067)	(80,864)	(246)	(3,065)	(437)
Capital gain distributions	-	-	-	6,382	-	17,266
Realized Gain (Loss) on Investments	1,480,854	(34,067)	(80,864)	6,136	(3,065)	16,829
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,842,907	63,296	110,400	3,603	4,960	16,117
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,961,160	$27,611	$23,512	$10,345	$1,797	$31,512

	American	American Funds		American Funds	American Funds	American Funds
	Century	IS American	American Funds	IS Capital	IS Capital	IS Capital
	VP Mid Cap Value	High- Income	IS Asset Allocation	Income Builder	World Bond	World Growth and
	Class II	Trust Class 4	Class 4	Class 4	Class 4	Income Class 4
INVESTMENT INCOME
Dividends	$18,087	$22,480	$231,805	$9,309	$-	$8,080
EXPENSES
Mortality and expense risk	10,506	5,735	143,891	4,330	1,731	5,660
Net Investment Income (Loss)	7,581	16,745	87,914	4,979	(1,731)	2,420
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(17,344)	(24,259)	(9,988)	678	(14,697)	(2,074)
Capital gain distributions	97,760	-	453,060	-	-	-
Realized Gain (Loss) on Investments	80,416	(24,259)	443,072	678	(14,697)	(2,074)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(53,076)	50,081	849,629	19,739	21,122	80,461
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,921	$42,567	$1,380,615	$25,396	$4,694	$80,807

See Notes to Financial Statements	SA-11

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2023

	Variable Accounts
	American Funds		American Funds		American Funds
	IS Global	American Funds	IS Global Small	American Funds	IS Growth-	American Funds
	Balanced	IS Global Growth	Capitalization	IS Growth	Income	IS International
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$5,233	$4,823	$57	$12,387	$73,692	$4,388
EXPENSES
Mortality and expense risk	4,590	8,467	2,577	86,668	72,526	5,195
Net Investment Income (Loss)	643	(3,644)	(2,520)	(74,281)	1,166	(807)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(6,894)	(533)	(7,389)	(12,835)	58,693	(11,407)
Capital gain distributions	43,637	54,490	2,673	404,167	294,045	-
Realized Gain (Loss) on Investments	36,743	53,957	(4,716)	391,332	352,738	(11,407)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,583	78,011	35,670	1,785,507	955,923	68,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,969	$128,324	$28,434	$2,102,558	$1,309,827	$56,535

	American Funds	American Funds		American Funds	American Funds	American Funds
	IS International	IS Managed Risk	American Funds IS	IS The Bond Fund	IS U.S. Government	IS Washington
	Growth and Income	Asset Allocation	New World Fund	of America	Securities	Mutual Investors
	Class 4	Class P2	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$18,698	$10,501	$4,265	$25,989	$14,784	$26,250
EXPENSES
Mortality and expense risk	10,134	7,127	4,280	10,157	5,260	23,628
Net Investment Income (Loss)	8,564	3,374	(15)	15,832	9,524	2,622
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(83,991)	(11,519)	228	(45,622)	(10,228)	(417)
Capital gain distributions	-	67,259	-	-	-	15,714
Realized Gain (Loss) on Investments	(83,991)	55,740	228	(45,622)	(10,228)	15,297
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	180,351	(10,684)	45,578	52,218	6,933	220,220
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$104,924	$48,430	$45,791	$22,428	$6,229	$238,139

	BlackRock	BlackRock	Delaware Ivy			Fidelity VIP
	60/40 Target	Global	VIP Asset	Delaware Ivy	Fidelity VIP	FundsManager
	Allocation ETF	Allocation	Strategy	VIP Energy	Contrafund	60%
	V.I. Class I	V.I. Class III	Class II (1)	Class II	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$6,373	$98,119	$1,633	$3,067	$7,073	$3,596
EXPENSES
Mortality and expense risk	3,532	61,979	935	1,010	30,085	2,040
Net Investment Income (Loss)	2,841	36,140	698	2,057	(23,012)	1,556
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,840)	200,783	4,749	1,304	8,054	(1,752)
Capital gain distributions	-	-	-	-	93,377	-
Realized Gain (Loss) on Investments	(1,840)	200,783	4,749	1,304	101,431	(1,752)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	38,155	248,323	3,487	(2,291)	582,198	19,789
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,156	$485,246	$8,934	$1,070	$660,617	$19,593

(1) All units were fully redeemed or transferred prior to December 31, 2023 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements	SA-12

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Variable Accounts
	Fidelity VIP		First Trust	First Trust	First Trust/Dow
	Government	Fidelity VIP	Dorsey Wright	Multi Income	Jones Dividend &	Franklin
	Money Market	Strategic Income	Tactical Core	Allocation	Income Allocation	Allocation
	Service Class	Service Class 2	Class I	Class I	Class I	VIP Class 4
INVESTMENT INCOME
Dividends	$254,876	$5,988	$8,548	$1,316	$29,607	$4,750
EXPENSES
Mortality and expense risk	67,281	1,749	5,141	473	16,188	4,634
Net Investment Income (Loss)	187,595	4,239	3,407	843	13,419	116
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	-	(1,612)	(1,511)	(22)	(4,730)	(2,224)
Capital gain distributions	-	-	-	1,133	22,484	5,896
Realized Gain (Loss) on Investments	-	(1,612)	(1,511)	1,111	17,754	3,672
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	-	8,020	37,698	861	84,065	43,003
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,595	$10,647	$39,594	$2,815	$115,238	$46,791

		Franklin	Franklin		Janus	Janus
	Franklin	Mutual Global	Rising	Templeton	Henderson	Henderson
	Income	Discovery	Dividends	Global Bond	Balanced	Flexible Bond
	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares
INVESTMENT INCOME
Dividends	$48,173	$10,216	$12,577	$-	$67,676	$6,092
EXPENSES
Mortality and expense risk	9,968	5,403	17,286	3,193	46,720	2,208
Net Investment Income (Loss)	38,205	4,813	(4,709)	(3,193)	20,956	3,884
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(141,818)	(6,921)	1,068	(2,364)	55,622	(11,893)
Capital gain distributions	58,401	22,233	144,339	-	-	-
Realized Gain (Loss) on Investments	(83,417)	15,312	145,407	(2,364)	55,622	(11,893)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	94,512	53,756	4,529	9,882	367,613	14,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,300	$73,881	$145,227	$4,325	$444,191	$6,903

	ClearBridge	Lord Abbett		MFS	MFS	Neuberger Berman
	Variable	Bond	Lord Abbett	Total Return	Utilities	U.S. Equity Index
	Aggressive	Debenture	Total Return	Series -	Series -	PutWrite Strategy
	Growth - Class II	Class VC	Class VC	Service Class	Service Class	Class S
INVESTMENT INCOME
Dividends	$6	$32,138	$13,560	$8,981	$9,889	$-
EXPENSES
Mortality and expense risk	109	7,281	4,077	6,096	4,602	1,785
Net Investment Income (Loss)	(103)	24,857	9,483	2,885	5,287	(1,785)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(100)	(25,883)	(24,018)	555	(58,688)	(719)
Capital gain distributions	912	-	-	21,435	16,587	-
Realized Gain (Loss) on Investments	812	(25,883)	(24,018)	21,990	(42,101)	(719)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,120	31,829	31,892	16,588	29,439	20,585
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,829	$30,803	$17,357	$41,463	$(7,375)	$18,081

See Notes to Financial Statements	SA-13

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Variable Accounts
		PIMCO
		Commodity-
		RealReturn		State Street	VanEck VIP
	PIMCO All Asset -	Strategy -	PIMCO Income -	Total Return	Global Resources
	Advisor Class	Advisor Class	Advisor Class	V.I.S. Class 3	Class S
INVESTMENT INCOME
Dividends	$2,216	$29,944	$18,363	$10,923	$10,597
EXPENSES
Mortality and expense risk	985	2,592	4,353	6,642	5,910
Net Investment Income (Loss)	1,231	27,352	14,010	4,281	4,687
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,518)	(60,541)	(11,820)	(2,651)	3,646
Capital gain distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(1,518)	(60,541)	(11,820)	(2,651)	3,646
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,101	9,757	24,941	67,863	(45,358)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,814	$(23,432)	$27,131	$69,493	$(37,025)

See Notes to Financial Statements	SA-14

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,709)	$(3,404)	$(14,618)	$(22,588)	$(18,309)	$(22,070)
Realized gain (loss) on investments	(1,263)	(2,651)	134,718	31,425	23,402	1,028
Change in net unrealized appreciation (depreciation) on investments	23,344	(35,472)	(84,364)	(431,412)	164,705	(45,677)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,372	(41,527)	35,736	(422,575)	169,798	(66,719)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	81,622	1,377	21,731	4,253
Transfers between variable and fixed accounts, net	61,834	(25,041)	(249,210)	(138,964)	6,601	49,477
Contract benefits and terminations	(352)	(270)	(450,305)	(121,570)	(146,184)	(209,569)
Contract charges and deductions	(456)	(413)	(2,791)	(3,891)	(4,561)	(5,121)
Other	(4)	3	27	8	(38)	(54)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	61,022	(25,721)	(620,657)	(263,040)	(122,451)	(161,014)
NET INCREASE (DECREASE) IN NET ASSETS	79,394	(67,248)	(584,921)	(685,615)	47,347	(227,733)
NET ASSETS
Beginning of Year	253,100	320,348	1,549,612	2,235,227	1,430,513	1,658,246
End of Year	$332,494	$253,100	$964,691	$1,549,612	$1,477,860	$1,430,513

	High Yield Bond		Inflation Managed		Intermediate Bond
	Class I		Class I		Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(120,393)	$(140,184)	$(123,194)	$(148,265)	$(1,745)	$(596)
Realized gain (loss) on investments	575,272	1,083,599	216,974	303,818	(554)	(515)
Change in net unrealized appreciation (depreciation) on investments	533,700	(2,440,786)	120,870	(1,861,587)	9,613	(4,422)
Net Increase (Decrease) in Net Assets Resulting from Operations	988,579	(1,497,371)	214,650	(1,706,034)	7,314	(5,533)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	68,888	58,692	35,698	79,244	-	-
Transfers between variable and fixed accounts, net	45,826	(420,686)	(14,222)	(921,149)	88,241	114,602
Contract benefits and terminations	(1,177,465)	(1,843,214)	(1,431,417)	(1,285,898)	(9,791)	(5,886)
Contract charges and deductions	(18,699)	(24,663)	(16,947)	(20,306)	(232)	(81)
Other	(162)	69	297	412	(7)	(8)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,081,612)	(2,229,802)	(1,426,591)	(2,147,697)	78,211	108,627
NET INCREASE (DECREASE) IN NET ASSETS	(93,033)	(3,727,173)	(1,211,941)	(3,853,731)	85,525	103,094
NET ASSETS
Beginning of Year or Period	9,736,480	13,463,653	10,454,703	14,308,434	103,094	-
End of Year or Period	$9,643,447	$9,736,480	$9,242,762	$10,454,703	$188,619	$103,094

(1) Operations commenced or resumed during 2022 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-15

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Managed Bond		Short Duration Bond		Emerging Markets Debt
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(264,968)	$(309,867)	$(31,772)	$(37,217)	$(1,827)	$(1,908)
Realized gain (loss) on investments	304,175	1,047,572	36,542	70,041	1,386	2,635
Change in net unrealized appreciation (depreciation) on investments	1,039,536	(5,040,245)	83,651	(214,971)	15,678	(19,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,078,743	(4,302,540)	88,421	(182,147)	15,237	(18,349)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	259,994	216,860	58,839	47,555	521	353
Transfers between variable and fixed accounts, net	747,083	(1,051,268)	249,405	142,022	4,956	(3,856)
Contract benefits and terminations	(2,230,995)	(3,452,754)	(519,116)	(662,007)	(11,498)	(14,922)
Contract charges and deductions	(37,796)	(48,663)	(4,570)	(5,225)	(547)	(550)
Other	(296)	557	12	41	(1)	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,262,010)	(4,335,268)	(215,430)	(477,614)	(6,569)	(18,973)
NET INCREASE (DECREASE) IN NET ASSETS	(183,267)	(8,637,808)	(127,009)	(659,761)	8,668	(37,322)
NET ASSETS
Beginning of Year	21,550,071	30,187,879	2,575,480	3,235,241	142,467	179,789
End of Year	$21,366,804	$21,550,071	$2,448,471	$2,575,480	$151,135	$142,467

	Dividend Growth		Equity Index		Focused Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(92,573)	$(99,763)	$(667,007)	$(713,985)	$(75,486)	$(80,594)
Realized gain (loss) on investments	819,198	593,662	5,766,103	5,353,951	419,195	918,004
Change in net unrealized appreciation (depreciation) on investments	108,027	(1,575,284)	6,584,652	(17,752,950)	1,508,030	(3,993,666)
Net Increase (Decrease) in Net Assets Resulting from Operations	834,652	(1,081,385)	11,683,748	(13,112,984)	1,851,739	(3,156,256)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	311,737	124,747	361,361	224,476	526,783	93,467
Transfers between variable and fixed accounts, net	(316,544)	252,171	(524,388)	(1,010,434)	(88,581)	(499,250)
Contract benefits and terminations	(1,188,517)	(810,667)	(5,923,420)	(4,854,299)	(838,259)	(559,106)
Contract charges and deductions	(12,476)	(13,245)	(94,094)	(100,779)	(11,234)	(11,864)
Other	138	(1,478)	981	845	(64)	(128)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,205,662)	(448,472)	(6,179,560)	(5,740,191)	(411,355)	(976,881)
NET INCREASE (DECREASE) IN NET ASSETS	(371,010)	(1,529,857)	5,504,188	(18,853,175)	1,440,384	(4,133,137)
NET ASSETS
Beginning of Year	7,860,982	9,390,839	50,544,089	69,397,264	5,280,371	9,413,508
End of Year	$7,489,972	$7,860,982	$56,048,277	$50,544,089	$6,720,755	$5,280,371

See Notes to Financial Statements	SA-16

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Growth		Hedged Equity		Large-Cap Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(811,258)	$(848,606)	$(20,709)	$(5,299)	$(653,950)	$(712,964)
Realized gain (loss) on investments	5,254,045	4,159,199	(1,884)	(2,213)	4,679,802	6,214,032
Change in net unrealized appreciation (depreciation) on investments	14,394,130	(32,096,286)	185,461	(22,282)	7,888,026	(20,352,965)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,836,917	(28,785,693)	162,868	(29,794)	11,913,878	(14,851,897)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	350,700	279,536	-	-	358,292	413,886
Transfers between variable and fixed accounts, net	(729,949)	(825,540)	1,433,851	651,748	(736,822)	(944,050)
Contract benefits and terminations	(5,536,731)	(3,990,871)	(68,753)	(12,768)	(5,139,584)	(7,046,521)
Contract charges and deductions	(115,329)	(120,632)	(2,727)	(653)	(91,668)	(98,953)
Other	957	(974)	(52)	(22)	(1,403)	(3,175)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(6,030,352)	(4,658,481)	1,362,319	638,305	(5,611,185)	(7,678,813)
NET INCREASE (DECREASE) IN NET ASSETS	12,806,565	(33,444,174)	1,525,187	608,511	6,302,693	(22,530,710)
NET ASSETS
Beginning of Year	57,836,744	91,280,918	727,808	119,297	49,536,509	72,067,219
End of Year	$70,643,309	$57,836,744	$2,252,995	$727,808	$55,839,202	$49,536,509

	Large-Cap Growth		Large-Cap Value		Mid-Cap Equity
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(39,444)	$(56,179)	$(112,787)	$(117,893)	$(125,178)	$(140,068)
Realized gain (loss) on investments	550,204	1,024,463	374,609	854,831	674,112	752,139
Change in net unrealized appreciation (depreciation) on investments	619,240	(3,539,151)	910,690	(1,601,129)	781,545	(2,952,174)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,130,000	(2,570,867)	1,172,512	(864,191)	1,330,479	(2,340,103)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	51,931	34,774	68,488	156,652	126,768	110,415
Transfers between variable and fixed accounts, net	(202,719)	(174,363)	34,980	(292,096)	(91,187)	(47,891)
Contract benefits and terminations	(375,241)	(1,167,529)	(473,060)	(890,440)	(877,713)	(956,125)
Contract charges and deductions	(5,505)	(7,560)	(14,899)	(15,633)	(17,388)	(19,284)
Other	136	19	8	(4,309)	(47)	(8,870)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(531,398)	(1,314,659)	(384,483)	(1,045,826)	(859,567)	(921,755)
NET INCREASE (DECREASE) IN NET ASSETS	598,602	(3,885,526)	788,029	(1,910,017)	470,912	(3,261,858)
NET ASSETS
Beginning of Year	2,859,790	6,745,316	8,912,542	10,822,559	10,099,068	13,360,926
End of Year	$3,458,392	$2,859,790	$9,700,571	$8,912,542	$10,569,980	$10,099,068

See Notes to Financial Statements	SA-17

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Mid-Cap Growth		Mid-Cap Value		Small-Cap Equity
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(79,530)	$(83,876)	$(12,375)	$(16,202)	$(11,965)	$(13,908)
Realized gain (loss) on investments	355,124	402,402	49,125	163,469	63,662	105,404
Change in net unrealized appreciation (depreciation) on investments	761,879	(3,196,328)	101,352	(299,070)	48,133	(261,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,037,473	(2,877,802)	138,102	(151,803)	99,830	(169,956)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	451,612	22,692	6,716	6,809	904	1,253
Transfers between variable and fixed accounts, net	(12,229)	(51,047)	101,749	(181,602)	(32,523)	19,284
Contract benefits and terminations	(782,758)	(363,868)	(114,735)	(404,298)	(77,233)	(136,396)
Contract charges and deductions	(10,549)	(11,051)	(2,215)	(2,711)	(1,793)	(2,045)
Other	(120)	(6)	17	46	(33)	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(354,044)	(403,280)	(8,468)	(581,756)	(110,678)	(117,908)
NET INCREASE (DECREASE) IN NET ASSETS	683,429	(3,281,082)	129,634	(733,559)	(10,848)	(287,864)
NET ASSETS
Beginning of Year	5,968,995	9,250,077	966,344	1,699,903	965,347	1,253,211
End of Year	$6,652,424	$5,968,995	$1,095,978	$966,344	$954,499	$965,347

	Small-Cap Growth		Small-Cap Index		Small-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(56,771)	$(70,137)	$(88,963)	$(100,394)	$(33,495)	$(40,658)
Realized gain (loss) on investments	244,655	696,595	762,268	582,442	147,604	488,964
Change in net unrealized appreciation (depreciation) on investments	362,962	(3,050,911)	325,956	(2,613,276)	51,682	(1,137,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	550,846	(2,424,453)	999,261	(2,131,228)	165,791	(688,910)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	9,684	7,706	156,117	29,106	8,898	10,430
Transfers between variable and fixed accounts, net	15,617	44,219	4,892	44,420	18,169	(411,442)
Contract benefits and terminations	(299,230)	(956,772)	(1,081,522)	(739,943)	(211,214)	(285,676)
Contract charges and deductions	(8,492)	(10,217)	(13,041)	(14,566)	(5,447)	(6,380)
Other	105	(210)	(986)	(53)	50	144
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(282,316)	(915,274)	(934,540)	(681,036)	(189,544)	(692,924)
NET INCREASE (DECREASE) IN NET ASSETS	268,530	(3,339,727)	64,721	(2,812,264)	(23,753)	(1,381,834)
NET ASSETS
Beginning of Year	4,438,116	7,777,843	7,305,151	10,117,415	2,815,463	4,197,297
End of Year	$4,706,646	$4,438,116	$7,369,872	$7,305,151	$2,791,710	$2,815,463

See Notes to Financial Statements	SA-18

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Value		Value Advantage		Emerging Markets
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(38,156)	$(42,780)	$(13,415)	$(19,081)	$(82,560)	$(94,644)
Realized gain (loss) on investments	351,124	229,731	(27,072)	(14,569)	606,716	599,892
Change in net unrealized appreciation (depreciation) on investments	(263,524)	(230,382)	82,238	(66,715)	(17,795)	(3,125,716)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,444	(43,431)	41,751	(100,365)	506,361	(2,620,468)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	11,560	35,093	1,201	36,206	106,426	60,645
Transfers between variable and fixed accounts, net	(517,333)	544,232	(781,716)	914,931	(46,987)	(51,187)
Contract benefits and terminations	(418,547)	(384,720)	(39,117)	(243,207)	(834,775)	(859,135)
Contract charges and deductions	(5,653)	(6,292)	(1,808)	(2,418)	(12,632)	(18,807)
Other	18	69	(111)	(77)	(124)	(141)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(929,955)	188,382	(821,551)	705,435	(788,092)	(868,625)
NET INCREASE (DECREASE) IN NET ASSETS	(880,511)	144,951	(779,800)	605,070	(281,731)	(3,489,093)
NET ASSETS
Beginning of Year	3,726,401	3,581,450	1,604,060	998,990	6,582,255	10,071,348
End of Year	$2,845,890	$3,726,401	$824,260	$1,604,060	$6,300,524	$6,582,255

	International Growth		International Large-Cap		International Small-Cap
	Class I (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(206)	$(39)	$(75,890)	$(77,252)	$(5,766)	$(5,835)
Realized gain (loss) on investments	260	(1)	382,365	327,565	17,344	24,932
Change in net unrealized appreciation (depreciation) on investments	1,086	80	659,613	(1,478,837)	56,568	(120,880)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,140	40	966,088	(1,228,524)	68,146	(101,783)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,395	-	10,960	32,352	2,100	9,564
Transfers between variable and fixed accounts, net	16,770	7,181	(134,429)	(13,281)	5,671	(12,231)
Contract benefits and terminations	(16,258)	-	(400,476)	(490,060)	(30,573)	(33,253)
Contract charges and deductions	(28)	(4)	(11,547)	(11,696)	(1,116)	(1,126)
Other	(1)	-	(113)	(284)	10	(5)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	3,878	7,177	(535,605)	(482,969)	(23,908)	(37,051)
NET INCREASE (DECREASE) IN NET ASSETS	5,018	7,217	430,483	(1,711,493)	44,238	(138,834)
NET ASSETS
Beginning of Year or Period	7,217	-	5,851,752	7,563,245	443,884	582,718
End of Year or Period	$12,235	$7,217	$6,282,235	$5,851,752	$488,122	$443,884

(1) Operations commenced or resumed during 2022 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-19

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	International Value		Health Sciences		Real Estate
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(206,361)	$(212,964)	$(71,359)	$(77,358)	$(48,062)	$(56,324)
Realized gain (loss) on investments	1,104,625	928,845	670,798	488,332	221,810	308,288
Change in net unrealized appreciation (depreciation) on investments	1,924,688	(1,242,761)	(492,251)	(926,666)	259,244	(1,700,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,822,952	(526,880)	107,188	(515,692)	432,992	(1,448,091)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	101,800	100,569	188,386	41,353	35,732	64,521
Transfers between variable and fixed accounts, net	(574,489)	(1,246,314)	(182,546)	(83,641)	47,379	3,502
Contract benefits and terminations	(1,904,234)	(1,549,734)	(673,270)	(440,860)	(341,342)	(390,022)
Contract charges and deductions	(29,441)	(33,838)	(11,795)	(12,743)	(8,455)	(9,579)
Other	556	(1,314)	55	244	(376)	(36)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,405,808)	(2,730,631)	(679,170)	(495,647)	(267,062)	(331,614)
NET INCREASE (DECREASE) IN NET ASSETS	417,144	(3,257,511)	(571,982)	(1,011,339)	165,930	(1,779,705)
NET ASSETS
Beginning of Year	16,177,713	19,435,224	6,163,546	7,174,885	3,877,569	5,657,274
End of Year	$16,594,857	$16,177,713	$5,591,564	$6,163,546	$4,043,499	$3,877,569

	Technology		PSF Avantis		Pacific Dynamix -
	Class I		Balanced Allocation Class D		Conservative Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(36,456)	$(29,667)	$(7,371)	$(12,074)	$(25,818)	$(27,132)
Realized gain (loss) on investments	334,113	347,206	4,894	34,813	453	3,567
Change in net unrealized appreciation (depreciation) on investments	879,726	(1,641,243)	71,949	(192,760)	235,113	(361,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,177,383	(1,323,704)	69,472	(170,021)	209,748	(385,433)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,582	5,753	-	-	-	14,623
Transfers between variable and fixed accounts, net	(128,482)	108,151	26,189	1,218	126,450	(59,630)
Contract benefits and terminations	(73,403)	(230,064)	(17,641)	(409,421)	(23,058)	(139,451)
Contract charges and deductions	(5,157)	(4,358)	(2,647)	(3,246)	(5,487)	(5,684)
Other	91	113	(5)	23	(24)	25
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(205,369)	(120,405)	5,896	(411,426)	97,881	(190,117)
NET INCREASE (DECREASE) IN NET ASSETS	972,014	(1,444,109)	75,368	(581,447)	307,629	(575,550)
NET ASSETS
Beginning of Year	2,584,773	4,028,882	565,377	1,146,824	1,992,986	2,568,536
End of Year	$3,556,787	$2,584,773	$640,745	$565,377	$2,300,615	$1,992,986

See Notes to Financial Statements	SA-20

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Pacific Dynamix -		Pacific Dynamix -		Portfolio Optimization
	Moderate Growth Class I		Growth Class I		Conservative Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(24,186)	$(27,706)	$(53,283)	$(54,151)	$(375,320)	$(392,000)
Realized gain (loss) on investments	112,032	181,375	47,589	148,380	446,108	(14,131)
Change in net unrealized appreciation (depreciation) on investments	165,761	(587,674)	630,597	(999,641)	2,191,837	(4,763,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	253,607	(434,005)	624,903	(905,412)	2,262,625	(5,169,770)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,612	16,843	42,104	48,696	146,899	49,732
Transfers between variable and fixed accounts, net	(1,208)	(116,304)	60,372	(92,261)	(21,080)	1,905,563
Contract benefits and terminations	(185,524)	(209,274)	(89,217)	(206,454)	(2,009,737)	(913,006)
Contract charges and deductions	(10,155)	(10,899)	(14,320)	(14,287)	(108,625)	(78,058)
Other	29	(3)	(5)	52	898	48
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(193,246)	(319,637)	(1,066)	(264,254)	(1,991,645)	964,279
NET INCREASE (DECREASE) IN NET ASSETS	60,361	(753,642)	623,837	(1,169,666)	270,980	(4,205,491)
NET ASSETS
Beginning of Year	1,979,346	2,732,988	4,021,117	5,190,783	29,799,932	34,005,423
End of Year	$2,039,707	$1,979,346	$4,644,954	$4,021,117	$30,070,912	$29,799,932

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative Class I		Moderate Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(349,094)	$(389,227)	$(1,161,920)	$(1,268,535)	$(871,405)	$(951,909)
Realized gain (loss) on investments	1,698,095	820,477	4,756,840	4,778,197	3,981,085	3,029,471
Change in net unrealized appreciation (depreciation) on investments	1,284,319	(6,101,034)	7,142,360	(23,606,197)	5,459,777	(18,242,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,633,320	(5,669,784)	10,737,280	(20,096,535)	8,569,457	(16,164,931)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	681,604	565,388	904,112	614,402	952,023	321,392
Transfers between variable and fixed accounts, net	(1,293,912)	(448,999)	2,134,006	(745,186)	(810,148)	(460,625)
Contract benefits and terminations	(3,287,754)	(3,290,832)	(11,768,165)	(8,898,342)	(6,473,416)	(5,358,901)
Contract charges and deductions	(79,323)	(85,537)	(415,917)	(447,754)	(415,348)	(438,144)
Other	182	(70)	1,373	(1,072)	1,395	1,104
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,979,203)	(3,260,050)	(9,144,591)	(9,477,952)	(6,745,494)	(5,935,174)
NET INCREASE (DECREASE) IN NET ASSETS	(1,345,883)	(8,929,834)	1,592,689	(29,574,487)	1,823,963	(22,100,105)
NET ASSETS
Beginning of Year	28,844,809	37,774,643	91,710,194	121,284,681	69,715,651	91,815,756
End of Year	$27,498,926	$28,844,809	$93,302,883	$91,710,194	$71,539,614	$69,715,651

See Notes to Financial Statements	SA-21

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Portfolio Optimization		Invesco Oppenheimer V.I.		Invesco V.I. Balanced-Risk
	Aggressive-Growth Class I		International Growth Series II		Allocation Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(362,601)	$(383,804)	$(1,618)	$(1,831)	$(6,024)	$46,288
Realized gain (loss) on investments	1,480,854	1,147,621	(34,067)	19,697	(80,864)	22,806
Change in net unrealized appreciation (depreciation) on investments	2,842,907	(7,526,067)	63,296	(72,968)	110,400	(201,002)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,961,160	(6,762,250)	27,611	(55,102)	23,512	(131,908)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	312,389	85,603	33,088	-	10,194	3,102
Transfers between variable and fixed accounts, net	(559,871)	36,569	33,136	9,951	(168,438)	(1,473)
Contract benefits and terminations	(1,944,308)	(1,752,726)	(86,809)	(7,197)	(148,073)	(42,620)
Contract charges and deductions	(96,495)	(103,357)	(261)	(242)	(2,176)	(3,216)
Other	733	12	(3)	7	199	(7)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,287,552)	(1,733,899)	(20,849)	2,519	(308,294)	(44,214)
NET INCREASE (DECREASE) IN NET ASSETS	1,673,608	(8,496,149)	6,762	(52,583)	(284,782)	(176,122)
NET ASSETS
Beginning of Year	28,368,557	36,864,706	145,187	197,770	687,031	863,153
End of Year	$30,042,165	$28,368,557	$151,949	$145,187	$402,249	$687,031

	Invesco V.I. Equity and		Invesco V.I. Global		Invesco V.I.
	Income Series II		Real Estate Series II		Global Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$606	$200	$(98)	$592	$(1,434)	$(1,950)
Realized gain (loss) on investments	6,136	18,925	(3,065)	(165)	16,829	(6,259)
Change in net unrealized appreciation (depreciation) on investments	3,603	(32,786)	4,960	(14,698)	16,117	(73,864)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,345	(13,661)	1,797	(14,271)	31,512	(82,073)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	3,990	-
Transfers between variable and fixed accounts, net	3,370	(12,918)	(4,704)	(311)	91,174	15,895
Contract benefits and terminations	(5,095)	(5,763)	(6,498)	(2,251)	(26,026)	(106,056)
Contract charges and deductions	(203)	(224)	(61)	(76)	(206)	(259)
Other	(13)	12	-	5	11	(14)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,941)	(18,893)	(11,263)	(2,633)	68,943	(90,434)
NET INCREASE (DECREASE) IN NET ASSETS	8,404	(32,554)	(9,466)	(16,904)	100,455	(172,507)
NET ASSETS
Beginning of Year	120,300	152,854	40,204	57,108	66,886	239,393
End of Year	$128,704	$120,300	$30,738	$40,204	$167,341	$66,886

See Notes to Financial Statements	SA-22

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	American Century		American Funds IS American		American Funds IS Asset
	VP Mid Cap Value Class II		High-Income Trust Class 4		Allocation Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,581	$6,919	$16,745	$34,899	$87,914	$45,158
Realized gain (loss) on investments	80,416	100,731	(24,259)	(19,846)	443,072	1,333,126
Change in net unrealized appreciation (depreciation) on investments	(53,076)	(125,886)	50,081	(93,727)	849,629	(3,593,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,921	(18,236)	42,567	(78,674)	1,380,615	(2,214,786)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	729	729	27,994	298	164,205	366,998
Transfers between variable and fixed accounts, net	(84,262)	129,468	(288,627)	172,334	80,692	(400,214)
Contract benefits and terminations	(50,238)	(55,013)	(67,495)	(191,186)	(791,956)	(1,245,279)
Contract charges and deductions	(1,407)	(1,422)	(733)	(1,003)	(89,542)	(92,602)
Other	22	141	(43)	16	(288)	372
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(135,156)	73,903	(328,904)	(19,541)	(636,889)	(1,370,725)
NET INCREASE (DECREASE) IN NET ASSETS	(100,235)	55,667	(286,337)	(98,215)	743,726	(3,585,511)
NET ASSETS
Beginning of Year	895,590	839,923	604,151	702,366	11,375,826	14,961,337
End of Year	$795,355	$895,590	$317,814	$604,151	$12,119,552	$11,375,826

	American Funds IS Capital		American Funds IS		American Funds IS Capital World
	Income Builder Class 4		Capital World Bond Class 4		Growth and Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,979	$4,956	$(1,731)	$(1,585)	$2,420	$4,008
Realized gain (loss) on investments	678	(2,223)	(14,697)	1,461	(2,074)	95,633
Change in net unrealized appreciation (depreciation) on investments	19,739	(45,448)	21,122	(33,165)	80,461	(195,431)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,396	(42,715)	4,694	(33,289)	80,807	(95,790)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	84,604	-	-	-
Transfers between variable and fixed accounts, net	(5,214)	22,704	3,501	8,580	8,249	53
Contract benefits and terminations	(10,780)	(75,710)	(133,793)	(6,945)	(987)	(1,138)
Contract charges and deductions	(589)	(671)	(210)	(232)	(699)	(663)
Other	(2)	5	(115)	4	(2)	1
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(16,585)	(53,672)	(46,013)	1,407	6,561	(1,747)
Net Increase (Decrease) in Net Assets	8,811	(96,387)	(41,319)	(31,882)	87,368	(97,537)
NET ASSETS
Beginning of Year	354,931	451,318	145,644	177,526	417,574	515,111
End of Year	$363,742	$354,931	$104,325	$145,644	$504,942	$417,574

See Notes to Financial Statements	SA-23

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	American Funds IS		American Funds IS		American Funds IS Global
	Global Balanced Class 4		Global Growth Class 4		Small Capitalization Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$643	$(5,626)	$(3,644)	$(5,364)	$(2,520)	$(2,576)
Realized gain (loss) on investments	36,743	(1,504)	53,957	49,961	(4,716)	61,604
Change in net unrealized appreciation (depreciation) on investments	6,583	(75,977)	78,011	(267,944)	35,670	(141,018)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,969	(83,107)	128,324	(223,347)	28,434	(81,990)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	3,585	-	-	-
Transfers between variable and fixed accounts, net	5	(862)	8,508	(1,772)	9,362	27,633
Contract benefits and terminations	(95,318)	(23,379)	(32,330)	(21,169)	(9,533)	(6,711)
Contract charges and deductions	(590)	(720)	(1,112)	(1,095)	(338)	(340)
Other	15	(5)	(36)	57	2	3
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(95,888)	(24,966)	(21,385)	(23,979)	(507)	20,585
Net Increase (Decrease) in Net Assets	(51,919)	(108,073)	106,939	(247,326)	27,927	(61,405)
NET ASSETS
Beginning of Year	428,496	536,569	622,461	869,787	197,671	259,076
End of Year	$376,577	$428,496	$729,400	$622,461	$225,598	$197,671

	American Funds IS		American Funds IS		American Funds IS
	Growth Class 4		Growth-Income Class 4		International Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(74,281)	$(81,582)	$1,166	$(15,076)	$(807)	$1,523
Realized gain (loss) on investments	391,332	1,226,282	352,738	834,665	(11,407)	30,112
Change in net unrealized appreciation (depreciation) on investments	1,785,507	(4,076,735)	955,923	(2,227,980)	68,749	(132,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,102,558	(2,932,035)	1,309,827	(1,408,391)	56,535	(100,986)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	12,483	10,049	39,118	2,499	-	-
Transfers between variable and fixed accounts, net	1,214,690	(521,920)	1,004,235	(284,591)	(63,439)	111,153
Contract benefits and terminations	(547,470)	(1,214,907)	(802,243)	(1,293,118)	(7,640)	(43,081)
Contract charges and deductions	(13,399)	(17,913)	(10,041)	(14,010)	(690)	(679)
Other	(36)	241	65	(22)	(37)	8
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	666,268	(1,744,450)	231,134	(1,589,242)	(71,806)	67,401
Net Increase (Decrease) in Net Assets	2,768,826	(4,676,485)	1,540,961	(2,997,633)	(15,271)	(33,585)
NET ASSETS
Beginning of Year	5,584,381	10,260,866	5,486,074	8,483,707	425,772	459,357
End of Year	$8,353,207	$5,584,381	$7,027,035	$5,486,074	$410,501	$425,772

See Notes to Financial Statements	SA-24

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	American Funds IS International		American Funds IS Managed Risk		American Funds IS
	Growth and Income Class 4		Asset Allocation Class P2		New World Fund Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,564	$12,037	$3,374	$6,180	$(15)	$(540)
Realized gain (loss) on investments	(83,991)	185,347	55,740	10,607	228	25,174
Change in net unrealized appreciation (depreciation) on investments	180,351	(350,305)	(10,684)	(140,323)	45,578	(128,919)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,924	(152,921)	48,430	(123,536)	45,791	(104,285)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	94,947	37,320	-	-	36	16,989
Transfers between variable and fixed accounts, net	22,383	(32,851)	(172)	537	(7,193)	(28,160)
Contract benefits and terminations	(131,740)	(37,524)	(40,421)	(104,958)	(5,954)	(6,128)
Contract charges and deductions	(1,243)	(1,211)	(6,150)	(6,318)	(562)	(580)
Other	(7)	23	-	10	(5)	5
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(15,660)	(34,243)	(46,743)	(110,729)	(13,678)	(17,874)
Net Increase (Decrease) in Net Assets	89,264	(187,164)	1,687	(234,265)	32,113	(122,159)
NET ASSETS
Beginning of Year	758,224	945,388	583,024	817,289	329,089	451,248
End of Year	$847,488	$758,224	$584,711	$583,024	$361,202	$329,089

	American Funds IS The Bond		American Funds IS U.S. Government		American Funds IS Washington
	Fund of America Class 4		Securities Class 4		Mutual Investors Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$15,832	$10,976	$9,524	$10,161	$2,622	$14,714
Realized gain (loss) on investments	(45,622)	(24,487)	(10,228)	(19,901)	15,297	280,409
Change in net unrealized appreciation (depreciation) on investments	52,218	(112,734)	6,933	(58,612)	220,220	(426,405)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,428	(126,245)	6,229	(68,352)	238,139	(131,282)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	194,325	-	28,109	350	245,989	30,169
Transfers between variable and fixed accounts, net	173,678	6,645	28,354	(13,231)	(774,292)	891,651
Contract benefits and terminations	(382,895)	(59,293)	(54,307)	(73,119)	(359,752)	(85,586)
Contract charges and deductions	(1,323)	(1,271)	(689)	(814)	(3,101)	(2,854)
Other	(347)	7	(49)	5	(125)	(1,386)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(16,562)	(53,912)	1,418	(86,809)	(891,281)	831,994
Net Increase (Decrease) in Net Assets	5,866	(180,157)	7,647	(155,161)	(653,142)	700,712
NET ASSETS
Beginning of Year	725,911	906,068	428,918	584,079	2,263,775	1,563,063
End of Year	$731,777	$725,911	$436,565	$428,918	$1,610,633	$2,263,775

See Notes to Financial Statements	SA-25

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	BlackRock 60/40 Target		BlackRock Global Allocation		Delaware Ivy VIP
	Allocation ETF V.I. Class I		V.I. Class III		Asset Strategy Class II (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,841	$2,131	$36,140	$(77,907)	$698	$252
Realized gain (loss) on investments	(1,840)	(2,382)	200,783	(3,312)	4,749	5,598
Change in net unrealized appreciation (depreciation) on investments	38,155	(50,228)	248,323	(1,205,339)	3,487	(19,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,156	(50,479)	485,246	(1,286,558)	8,934	(13,450)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	27,909	93,670	111	117
Transfers between variable and fixed accounts, net	29,470	(869)	19,644	(557,462)	-	69
Contract benefits and terminations	(5,541)	(6,565)	(1,784,176)	(919,720)	(80,266)	-
Contract charges and deductions	(487)	(482)	(15,166)	(26,090)	(103)	(111)
Other	(3)	5	155	(28)	(1)	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	23,439	(7,911)	(1,751,634)	(1,409,630)	(80,259)	77
Net Increase (Decrease) in Net Assets	62,595	(58,390)	(1,266,388)	(2,696,188)	(71,325)	(13,373)
NET ASSETS
Beginning of Year or Period	261,416	319,806	5,322,477	8,018,665	71,325	84,698
End of Year or Period	$324,011	$261,416	$4,056,089	$5,322,477	$-	$71,325

	Delaware Ivy VIP		Fidelity VIP Contrafund		Fidelity VIP FundsManager 60%
	Energy Class II		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,057	$(2,924)	$(23,012)	$(21,450)	$1,556	$825
Realized gain (loss) on investments	1,304	325,017	101,431	40,679	(1,752)	24,321
Change in net unrealized appreciation (depreciation) on investments	(2,291)	(812)	582,198	(818,898)	19,789	(52,210)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,070	321,281	660,617	(799,669)	19,593	(27,064)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	11,429	11,453	3,342	-
Transfers between variable and fixed accounts, net	5,944	(262,046)	608,408	(579,508)	1,032	16,588
Contract benefits and terminations	(3,750)	(158,005)	(168,013)	(174,033)	(6,057)	(4,278)
Contract charges and deductions	(159)	(804)	(4,024)	(3,612)	(2,011)	(1,923)
Other	(1)	-	106	915	1	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,034	(420,855)	447,906	(744,785)	(3,693)	10,386
Net Increase (Decrease) in Net Assets	3,104	(99,574)	1,108,523	(1,544,454)	15,900	(16,678)
NET ASSETS
Beginning of Year	92,545	192,119	1,865,046	3,409,500	155,197	171,875
End of Year	$95,649	$92,545	$2,973,569	$1,865,046	$171,097	$155,197

(1) All units were fully redeemed or transferred prior to December 31, 2023 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements	SA-26

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Fidelity VIP Government		Fidelity VIP Strategic Income		First Trust Dorsey Wright
	Money Market Service Class		Service Class 2		Tactical Core Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$187,595	$3,862	$4,239	$2,997	$3,407	$(550)
Realized gain (loss) on investments	-	-	(1,612)	(3,859)	(1,511)	24,670
Change in net unrealized appreciation (depreciation) on investments	-	-	8,020	(25,085)	37,698	(182,553)
Net Increase (Decrease) in Net Assets Resulting from Operations	187,595	3,862	10,647	(25,947)	39,594	(158,433)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	17,507	186,433	-	-	-	-
Transfers between variable and fixed accounts, net	1,648,809	1,675,076	1,676	281	(3,469)	(921,638)
Contract benefits and terminations	(1,081,155)	(1,697,507)	(11,076)	(139,245)	(12,964)	(101,425)
Contract charges and deductions	(10,417)	(10,465)	(261)	(316)	(903)	(1,281)
Other	29	(74)	2	3	(3)	117
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	574,773	153,463	(9,659)	(139,277)	(17,339)	(1,024,227)
Net Increase (Decrease) in Net Assets	762,368	157,325	988	(165,224)	22,255	(1,182,660)
NET ASSETS
Beginning of Year	4,761,698	4,604,373	142,422	307,646	415,339	1,597,999
End of Year	$5,524,066	$4,761,698	$143,410	$142,422	$437,594	$415,339

	First Trust		First Trust/Dow Jones		Franklin
	Multi Income Allocation Class I		Dividend & Income Allocation Class I		Allocation VIP Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$843	$827	$13,419	$1,983	$116	$1,234
Realized gain (loss) on investments	1,111	400	17,754	169,013	3,672	49,179
Change in net unrealized appreciation (depreciation) on investments	861	(8,658)	84,065	(388,223)	43,003	(151,470)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,815	(7,431)	115,238	(217,227)	46,791	(101,057)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	3,616	3,533	556	-
Transfers between variable and fixed accounts, net	1,201	(6,083)	932	(3,295)	(9,343)	6,053
Contract benefits and terminations	-	(23,525)	(45,939)	(117,849)	(87,610)	(151,569)
Contract charges and deductions	(76)	(119)	(4,444)	(4,499)	(794)	(1,012)
Other	3	2	(4)	39	(249)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,128	(29,725)	(45,839)	(122,071)	(97,440)	(146,529)
Net Increase (Decrease) in Net Assets	3,943	(37,156)	69,399	(339,298)	(50,649)	(247,586)
NET ASSETS
Beginning of Year	36,609	73,765	1,290,908	1,630,206	409,863	657,449
End of Year	$40,552	$36,609	$1,360,307	$1,290,908	$359,214	$409,863

See Notes to Financial Statements	SA-27

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	Franklin Income		Franklin Mutual Global		Franklin Rising
	VIP Class 2		Discovery VIP Class 2		Dividends VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$38,205	$42,665	$4,813	$357	$(4,709)	$(6,834)
Realized gain (loss) on investments	(83,417)	13,347	15,312	30,965	145,407	180,821
Change in net unrealized appreciation (depreciation) on investments	94,512	(130,495)	53,756	(66,273)	4,529	(387,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,300	(74,483)	73,881	(34,951)	145,227	(213,445)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	110,903	-	3,645	-	211	210
Transfers between variable and fixed accounts, net	(767,720)	1,002,081	(53,439)	(29,229)	100,082	(164,334)
Contract benefits and terminations	(192,323)	(131,540)	(38,657)	(65,229)	(66,069)	(187,770)
Contract charges and deductions	(1,276)	(1,420)	(1,235)	(1,382)	(2,422)	(2,446)
Other	23	(49)	11	10	22	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(850,393)	869,072	(89,675)	(95,830)	31,824	(354,338)
Net Increase (Decrease) in Net Assets	(801,093)	794,589	(15,794)	(130,781)	177,051	(567,783)
NET ASSETS
Beginning of Year	1,191,075	396,486	445,611	576,392	1,330,502	1,898,285
End of Year	$389,982	$1,191,075	$429,817	$445,611	$1,507,553	$1,330,502

	Templeton		Janus Henderson		Janus Henderson
	Global Bond VIP Class 2		Balanced Service Shares		Flexible Bond Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,193)	$(3,318)	$20,956	$(11,872)	$3,884	$1,937
Realized gain (loss) on investments	(2,364)	(2,861)	55,622	402,878	(11,893)	(23,317)
Change in net unrealized appreciation (depreciation) on investments	9,882	(11,144)	367,613	(1,298,207)	14,912	(31,661)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,325	(17,323)	444,191	(907,201)	6,903	(53,041)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	72	-	15,311	4,168	-	30,534
Transfers between variable and fixed accounts, net	3,854	(2,513)	117,484	(773,606)	(20,806)	(171,022)
Contract benefits and terminations	(3,154)	(2,679)	(618,905)	(404,090)	(10,594)	(4,340)
Contract charges and deductions	(416)	(436)	(14,639)	(14,814)	(286)	(482)
Other	-	1	40	169	(3)	14
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	356	(5,627)	(500,709)	(1,188,173)	(31,689)	(145,296)
Net Increase (Decrease) in Net Assets	4,681	(22,950)	(56,518)	(2,095,374)	(24,786)	(198,337)
NET ASSETS
Beginning of Year	261,862	284,812	3,382,210	5,477,584	191,943	390,280
End of Year	$266,543	$261,862	$3,325,692	$3,382,210	$167,157	$191,943

See Notes to Financial Statements	SA-28

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	ClearBridge Variable		Lord Abbett		Lord Abbett
	Aggressive Growth - Class II		Bond Debenture Class VC		Total Return Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(103)	$(2,204)	$24,857	$15,411	$9,483	$7,817
Realized gain (loss) on investments	812	(106,053)	(25,883)	(40,233)	(24,018)	(19,750)
Change in net unrealized appreciation (depreciation) on investments	1,120	38,867	31,829	(87,730)	31,892	(75,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,829	(69,390)	30,803	(112,552)	17,357	(87,828)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	25,667	44,105	1,200	1,120
Transfers between variable and fixed accounts, net	(679)	(397)	147,431	(206,562)	10,453	(90,023)
Contract benefits and terminations	-	(216,748)	(69,936)	(28,051)	(113,050)	(36,153)
Contract charges and deductions	(13)	(280)	(957)	(1,083)	(583)	(852)
Other	1	8	(1)	28	9	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(691)	(217,417)	102,204	(191,563)	(101,971)	(125,908)
Net Increase (Decrease) in Net Assets	1,138	(286,807)	133,007	(304,115)	(84,614)	(213,736)
NET ASSETS
Beginning of Year	8,545	295,352	506,478	810,593	403,256	616,992
End of Year	$9,683	$8,545	$639,485	$506,478	$318,642	$403,256

	MFS Total Return Series -		MFS Utilities Series -		Neuberger Berman U.S. Equity Index
	Service Class		Service Class		PutWrite Strategy Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,885	$1,302	$5,287	$10,433	$(1,785)	$(1,849)
Realized gain (loss) on investments	21,990	48,035	(42,101)	14,977	(719)	20,641
Change in net unrealized appreciation (depreciation) on investments	16,588	(120,275)	29,439	(68,578)	20,585	(39,427)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,463	(70,938)	(7,375)	(43,168)	18,081	(20,635)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,050	-	-	-	-	-
Transfers between variable and fixed accounts, net	437	1,200	(562,124)	827,382	(301)	682
Contract benefits and terminations	(42,818)	(57,716)	(17,492)	(123,019)	-	(11,702)
Contract charges and deductions	(3,401)	(3,578)	(646)	(1,080)	(217)	(222)
Other	1	131	20	(28)	(4)	3
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(40,731)	(59,963)	(580,242)	703,255	(522)	(11,239)
Net Increase (Decrease) in Net Assets	732	(130,901)	(587,617)	660,087	17,559	(31,874)
NET ASSETS
Beginning of Year	494,920	625,821	880,759	220,672	133,308	165,182
End of Year	$495,652	$494,920	$293,142	$880,759	$150,867	$133,308

See Notes to Financial Statements	SA-29

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	PIMCO All Asset -		PIMCO CommodityRealReturn		PIMCO Income -
	Advisor Class		Strategy - Advisor Class		Advisor Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,231	$6,897	$27,352	$171,668	$14,010	$5,749
Realized gain (loss) on investments	(1,518)	6,127	(60,541)	(10,801)	(11,820)	(1,165)
Change in net unrealized appreciation (depreciation) on investments	6,101	(29,314)	9,757	(36,259)	24,941	(21,855)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,814	(16,290)	(23,432)	124,608	27,131	(17,271)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	251	(247)	(201,513)	(236,140)	258,400	119,599
Contract benefits and terminations	(18,709)	(18,447)	(14,449)	(190,405)	(58,317)	(843)
Contract charges and deductions	(137)	(193)	(359)	(1,140)	(555)	(366)
Other	4	(1)	6	(6)	241	22
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(18,591)	(18,888)	(216,315)	(427,691)	199,769	118,412
Net Increase (Decrease) in Net Assets	(12,777)	(35,178)	(239,747)	(303,083)	226,900	101,141
NET ASSETS
Beginning of Year	94,220	129,398	402,842	705,925	290,434	189,293
End of Year	$81,443	$94,220	$163,095	$402,842	$517,334	$290,434

	State Street		VanEck VIP
	Total Return V.I.S. Class 3		Global Resources Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,281	$(1,985)	$4,687	$2,787
Realized gain (loss) on investments	(2,651)	5,423	3,646	(13,332)
Change in net unrealized appreciation (depreciation) on investments	67,863	(55,651)	(45,358)	24,649
Net Increase (Decrease) in Net Assets Resulting from Operations	69,493	(52,213)	(37,025)	14,104
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,209	-	299	39,260
Transfers between variable and fixed accounts, net	(9,307)	270,542	(202,888)	198,539
Contract benefits and terminations	(18,658)	(29,475)	(19,124)	(68,456)
Contract charges and deductions	(2,121)	(1,786)	(807)	(1,081)
Other	(10)	(15)	(335)	(37)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(25,887)	239,266	(222,855)	168,225
Net Increase (Decrease) in Net Assets	43,606	187,053	(259,880)	182,329
NET ASSETS
Beginning of Year	514,894	327,841	631,220	448,891
End of Year	$558,500	$514,894	$371,340	$631,220

See Notes to Financial Statements	SA-30

 PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

     A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2023	$10.82	30,731	$332,494	0.00%	1.25%	6.64%
2022	10.15	24,947	253,100	0.00%	1.25%	(13.49)%
2021	11.73	27,316	320,348	0.00%	1.25%	(1.63)%
2020	11.92	25,034	298,459	0.00%	1.25%	8.21%
2019	11.02	20,822	229,401	0.00%	1.25%	9.55%
Diversified Bond Class I
2023	$13.72	70,333	$964,691	0.00%	1.25%	2.32%
2022	13.41	115,596	1,549,612	0.00%	1.25%	(19.63)%
2021	16.68	134,010	2,235,227	0.00%	1.25%	(3.15)%
2020	17.22	225,038	3,875,476	0.00%	1.25%	8.98%
2019	15.80	196,545	3,105,787	0.00%	1.25%	11.59%
Floating Rate Income Class I
2023	$13.50	109,455	$1,477,860	0.00%	1.25%	12.25%
2022	12.03	118,926	1,430,513	0.00%	1.25%	(2.76)%
2021	12.37	134,050	1,658,246	0.00%	1.25%	3.32%
2020	11.97	145,096	1,737,183	0.00%	1.25%	3.41%
2019	11.58	158,160	1,831,220	0.00%	1.25%	6.77%
High Yield Bond Class I
2023	$57.09	168,922	$9,643,447	0.00%	1.25%	10.83%
2022	51.51	189,024	9,736,480	0.00%	1.25%	(11.46)%
2021	58.18	231,432	13,463,653	0.00%	1.25%	4.11%
2020	55.88	270,994	15,142,628	0.00%	1.25%	4.43%
2019	53.51	310,838	16,632,007	0.00%	1.25%	12.57%
Inflation Managed Class I
2023	$39.94	231,418	$9,242,762	0.00%	1.25%	2.38%
2022	39.01	268,003	10,454,703	0.00%	1.25%	(12.97)%
2021	44.82	319,237	14,308,434	0.00%	1.25%	4.38%
2020	42.94	325,341	13,970,577	0.00%	1.25%	10.04%
2019	39.02	363,235	14,175,103	0.00%	1.25%	7.29%
Intermediate Bond Class I
2023	$8.95	21,077	$188,619	0.00%	1.25%	4.43%
03/18/2022 - 12/31/2022	8.57	12,030	103,094	0.00%	1.25%	(9.13)%
Managed Bond Class I
2023	$42.19	506,490	$21,366,804	0.00%	1.25%	5.23%
2022	40.09	537,554	21,550,071	0.00%	1.25%	(15.09)%
2021	47.21	639,405	30,187,879	0.00%	1.25%	(2.36)%
2020	48.35	752,644	36,393,258	0.00%	1.25%	6.99%
2019	45.19	845,488	38,210,099	0.00%	1.25%	7.14%
Short Duration Bond Class I
2023	$11.02	222,150	$2,448,471	0.00%	1.25%	3.58%
2022	10.64	242,029	2,575,480	0.00%	1.25%	(5.76)%
2021	11.29	286,519	3,235,241	0.00%	1.25%	(1.69)%
2020	11.49	434,273	4,987,811	0.00%	1.25%	2.45%
2019	11.21	376,778	4,224,115	0.00%	1.25%	2.93%
Emerging Markets Debt Class I
2023	$10.97	13,777	$151,135	0.00%	1.25%	10.96%
2022	9.89	14,410	142,467	0.00%	1.25%	(10.39)%
2021	11.03	16,295	179,789	0.00%	1.25%	(7.29)%
2020	11.90	17,133	203,897	0.00%	1.25%	0.49%
2019	11.84	18,722	221,733	0.00%	1.25%	8.16%
Dividend Growth Class I
2023	$41.30	181,357	$7,489,972	0.00%	1.25%	11.91%
2022	36.90	213,020	7,860,982	0.00%	1.25%	(11.60)%
2021	41.75	224,954	9,390,839	0.00%	1.25%	24.24%
2020	33.60	286,945	9,641,826	0.00%	1.25%	12.03%
2019	29.99	319,990	9,597,850	0.00%	1.25%	29.02%

See Notes to Financial Statements	SA-31	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Equity Index Class I
2023	$149.64	374,553	$56,048,277	0.00%	1.25%	24.38%
2022	120.31	420,104	50,544,089	0.00%	1.25%	(19.32)%
2021	149.13	465,348	69,397,264	0.00%	1.25%	26.78%
2020	117.63	524,883	61,743,138	0.00%	1.25%	16.64%
2019	100.85	591,265	59,628,359	0.00%	1.25%	29.47%
Focused Growth Class I
2023	$52.23	128,687	$6,720,755	0.00%	1.25%	36.26%
2022	38.33	137,764	5,280,371	0.00%	1.25%	(34.62)%
2021	58.62	160,572	9,413,508	0.00%	1.25%	18.30%
2020	49.56	171,430	8,495,583	0.00%	1.25%	36.58%
2019	36.29	205,035	7,439,819	0.00%	1.25%	33.78%
Growth Class I
2023	$156.66	450,929	$70,643,309	0.00%	1.25%	33.87%
2022	117.03	494,217	57,836,744	0.00%	1.25%	(32.07)%
2021	172.27	529,881	91,280,918	0.00%	1.25%	21.89%
2020	141.33	579,045	81,835,635	0.00%	1.25%	29.93%
2019	108.78	665,037	72,340,274	0.00%	1.25%	36.42%
Hedged Equity Class I
2023	$10.87	207,362	$2,252,995	0.00%	1.25%	14.25%
2022	9.51	76,535	727,808	0.00%	1.25%	(9.09)%
05/17/2021 - 12/31/2021	10.46	11,405	119,297	0.00%	1.25%	4.20%
Large-Cap Core Class I
2023	$114.91	485,942	$55,839,202	0.00%	1.25%	25.49%
2022	91.57	540,965	49,536,509	0.00%	1.25%	(21.60)%
2021	116.80	617,021	72,067,219	0.00%	1.25%	26.18%
2020	92.57	706,275	65,378,790	0.00%	1.25%	12.52%
2019	82.27	791,909	65,149,498	0.00%	1.25%	30.49%
Large-Cap Growth Class I
2023	$29.24	118,261	$3,458,392	0.00%	1.25%	43.32%
2022	20.40	140,156	2,859,790	0.00%	1.25%	(38.67)%
2021	33.27	202,743	6,745,316	0.00%	1.25%	18.78%
2020	28.01	258,592	7,243,317	0.00%	1.25%	36.63%
2019	20.50	315,494	6,468,017	0.00%	1.25%	30.70%
Large-Cap Value Class I
2023	$42.64	227,491	$9,700,571	0.00%	1.25%	13.49%
2022	37.57	237,204	8,912,542	0.00%	1.25%	(7.79)%
2021	40.75	265,606	10,822,559	0.00%	1.25%	24.55%
2020	32.71	303,285	9,921,919	0.00%	1.25%	4.56%
2019	31.29	358,106	11,204,969	0.00%	1.25%	26.87%
Mid-Cap Equity Class I
2023	$64.62	163,561	$10,569,980	0.00%	1.25%	13.92%
2022	56.73	178,027	10,099,068	0.00%	1.25%	(18.28)%
2021	69.42	192,466	13,360,926	0.00%	1.25%	14.95%
2020	60.39	215,294	13,001,334	0.00%	1.25%	25.93%
2019	47.95	240,832	11,548,797	0.00%	1.25%	19.34%
Mid-Cap Growth Class I
2023	$32.59	204,138	$6,652,424	0.00%	1.25%	18.14%
2022	27.58	216,390	5,968,995	0.00%	1.25%	(31.59)%
2021	40.32	229,420	9,250,077	0.00%	1.25%	15.22%
2020	34.99	252,019	8,819,038	0.00%	1.25%	48.27%
2019	23.60	297,807	7,028,490	0.00%	1.25%	36.73%
Mid-Cap Value Class I
2023	$43.68	25,090	$1,095,978	0.00%	1.25%	14.95%
2022	38.00	25,429	966,344	0.00%	1.25%	(8.41)%
2021	41.49	40,968	1,699,903	0.00%	1.25%	25.46%
2020	33.07	32,378	1,070,874	0.00%	1.25%	4.21%
2019	31.74	62,895	1,996,250	0.00%	1.25%	28.32%

See Notes to Financial Statements	SA-32	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Small-Cap Equity Class I
2023	$37.91	25,175	$954,499	0.00%	1.25%	11.57%
2022	33.98	28,407	965,347	0.00%	1.25%	(14.00)%
2021	39.51	31,715	1,253,211	0.00%	1.25%	24.89%
2020	31.64	40,263	1,273,920	0.00%	1.25%	4.11%
2019	30.39	56,563	1,719,026	0.00%	1.25%	22.42%
Small-Cap Growth Class I
2023	$32.53	144,678	$4,706,646	0.00%	1.25%	12.78%
2022	28.84	153,864	4,438,116	0.00%	1.25%	(30.79)%
2021	41.68	186,618	7,777,843	0.00%	1.25%	0.43%
2020	41.50	210,171	8,722,230	0.00%	1.25%	53.65%
2019	27.01	254,556	6,875,682	0.00%	1.25%	30.26%
Small-Cap Index Class I
2023	$42.76	172,361	$7,369,872	0.00%	1.25%	14.76%
2022	37.26	196,067	7,305,151	0.00%	1.25%	(21.85)%
2021	47.67	212,226	10,117,415	0.00%	1.25%	12.82%
2020	42.26	235,339	9,944,566	0.00%	1.25%	17.68%
2019	35.91	269,651	9,682,921	0.00%	1.25%	23.25%
Small-Cap Value Class I
2023	$54.04	51,660	$2,791,710	0.00%	1.25%	6.19%
2022	50.89	55,328	2,815,463	0.00%	1.25%	(17.84)%
2021	61.94	67,766	4,197,297	0.00%	1.25%	33.92%
2020	46.25	72,759	3,364,992	0.00%	1.25%	2.15%
2019	45.27	82,720	3,745,108	0.00%	1.25%	21.06%
Value Class I
2023	$24.90	114,290	$2,845,890	0.00%	1.25%	2.48%
2022	24.30	153,368	3,726,401	0.00%	1.25%	(1.77)%
2021	24.73	144,797	3,581,450	0.00%	1.25%	20.13%
2020	20.59	155,993	3,211,727	0.00%	1.25%	(8.09)%
2019	22.40	171,398	3,839,688	0.00%	1.25%	23.17%
Value Advantage Class I
2023	$22.47	36,689	$824,260	0.00%	1.25%	8.25%
2022	20.75	77,286	1,604,060	0.00%	1.25%	(5.26)%
2021	21.91	45,603	998,990	0.00%	1.25%	26.93%
2020	17.26	9,439	162,900	0.00%	1.25%	(3.98)%
2019	17.97	6,048	108,719	0.00%	1.25%	25.38%
Emerging Markets Class I
2023	$34.45	182,875	$6,300,524	0.00%	1.25%	7.60%
2022	32.02	205,576	6,582,255	0.00%	1.25%	(26.20)%
2021	43.39	232,134	10,071,348	0.00%	1.25%	(9.42)%
2020	47.90	255,798	12,252,758	0.00%	1.25%	15.87%
2019	41.34	283,566	11,722,469	0.00%	1.25%	24.04%
International Growth Class I
2023	$8.52	1,435	$12,235	0.00%	1.25%	12.33%
07/21/2022 - 12/31/2022	7.59	951	7,217	0.00%	1.25%	0.56%
International Large-Cap Class I
2023	$20.50	306,470	$6,282,235	0.00%	1.25%	17.18%
2022	17.49	334,518	5,851,752	0.00%	1.25%	(16.25)%
2021	20.89	362,112	7,563,245	0.00%	1.25%	13.35%
2020	18.43	397,348	7,321,576	0.00%	1.25%	9.36%
2019	16.85	480,271	8,091,824	0.00%	1.25%	26.44%
International Small-Cap Class I
2023	$15.56	31,364	$488,122	0.00%	1.25%	15.78%
2022	13.44	33,021	443,884	0.00%	1.25%	(18.12)%
2021	16.42	35,496	582,718	0.00%	1.25%	12.46%
2020	14.60	46,369	676,887	0.00%	1.25%	7.07%
2019	13.63	52,973	722,201	0.00%	1.25%	18.58%
International Value Class I
2023	$24.22	685,092	$16,594,857	0.00%	1.25%	18.72%
2022	20.40	792,872	16,177,713	0.00%	1.25%	(2.49)%
2021	20.92	928,818	19,435,224	0.00%	1.25%	18.87%
2020	17.60	1,079,677	19,006,135	0.00%	1.25%	(8.32)%
2019	19.20	1,121,234	21,529,729	0.00%	1.25%	15.15%

See Notes to Financial Statements	SA-33	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Health Sciences Class I
2023	$73.84	75,721	$5,591,564	0.00%	1.25%	2.14%
2022	72.30	85,254	6,163,546	0.00%	1.25%	(6.97)%
2021	77.72	92,323	7,174,885	0.00%	1.25%	10.99%
2020	70.02	118,217	8,277,723	0.00%	1.25%	17.31%
2019	59.69	132,693	7,920,383	0.00%	1.25%	24.21%
Real Estate Class I
2023	$70.50	57,357	$4,043,499	0.00%	1.25%	11.61%
2022	63.16	61,390	3,877,569	0.00%	1.25%	(26.56)%
2021	86.01	65,775	5,657,274	0.00%	1.25%	38.58%
2020	62.07	75,962	4,714,607	0.00%	1.25%	(4.48)%
2019	64.98	90,142	5,857,056	0.00%	1.25%	29.65%
Technology Class I
2023	$20.31	175,112	$3,556,787	0.00%	1.25%	51.78%
2022	13.38	193,146	2,584,773	0.00%	1.25%	(36.85)%
2021	21.19	190,103	4,028,882	0.00%	1.25%	12.45%
2020	18.85	248,803	4,689,233	0.00%	1.25%	45.41%
2019	12.96	168,356	2,182,116	0.00%	1.25%	34.63%
PSF Avantis Balanced Allocation Class D
2023	$14.83	43,192	$640,745	0.00%	1.25%	12.42%
2022	13.20	42,846	565,377	0.00%	1.25%	(16.05)%
2021	15.72	72,963	1,146,824	0.00%	1.25%	11.10%
2020	14.15	67,173	950,312	0.00%	1.25%	10.72%
2019	12.78	53,732	686,585	0.00%	1.25%	18.26%
Pacific Dynamix - Conservative Growth Class I
2023	$20.08	114,548	$2,300,615	0.00%	1.25%	10.30%
2022	18.21	109,451	1,992,986	0.00%	1.25%	(15.44)%
2021	21.53	119,283	2,568,536	0.00%	1.25%	5.12%
2020	20.48	120,516	2,468,679	0.00%	1.25%	10.82%
2019	18.48	54,097	999,927	0.00%	1.25%	14.03%
Pacific Dynamix - Moderate Growth Class I
2023	$25.39	80,323	$2,039,707	0.00%	1.25%	13.62%
2022	22.35	88,560	1,979,346	0.00%	1.25%	(16.74)%
2021	26.84	101,811	2,732,988	0.00%	1.25%	9.24%
2020	24.57	144,645	3,554,277	0.00%	1.25%	13.16%
2019	21.72	183,636	3,987,774	0.00%	1.25%	17.46%
Pacific Dynamix - Growth Class I
2023	$31.17	149,005	$4,644,954	0.00%	1.25%	15.53%
2022	26.98	149,030	4,021,117	0.00%	1.25%	(17.72)%
2021	32.79	158,288	5,190,783	0.00%	1.25%	12.91%
2020	29.04	168,674	4,898,706	0.00%	1.25%	14.35%
2019	25.40	157,230	3,993,308	0.00%	1.25%	21.41%
Portfolio Optimization Conservative Class I
2023	$12.75	2,357,703	$30,070,912	0.00%	1.25%	7.87%
2022	11.82	2,520,342	29,799,932	0.00%	1.25%	(14.74)%
2021	13.87	2,452,168	34,005,423	0.00%	1.25%	0.93%
2020	13.74	2,607,148	35,819,851	0.00%	1.25%	6.54%
2019	12.90	2,650,264	34,175,626	0.00%	1.25%	10.81%
Portfolio Optimization Moderate-Conservative Class I
2023	$14.79	1,859,213	$27,498,926	0.00%	1.25%	9.68%
2022	13.48	2,139,033	28,844,809	0.00%	1.25%	(15.96)%
2021	16.05	2,354,211	37,774,643	0.00%	1.25%	4.96%
2020	15.29	2,490,565	38,074,271	0.00%	1.25%	8.60%
2019	14.08	2,629,804	37,017,702	0.00%	1.25%	13.85%
Portfolio Optimization Moderate Class I
2023	$16.91	5,518,901	$93,302,883	0.00%	1.25%	12.47%
2022	15.03	6,100,903	91,710,194	0.00%	1.25%	(16.76)%
2021	18.06	6,715,925	121,284,681	0.00%	1.25%	7.82%
2020	16.75	7,348,445	123,076,971	0.00%	1.25%	10.44%
2019	15.17	8,555,479	129,749,671	0.00%	1.25%	16.99%

See Notes to Financial Statements	SA-34	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Portfolio Optimization Growth Class I
2023	$18.78	3,809,716	$71,539,614	0.00%	1.25%	13.03%
2022	16.61	4,196,332	69,715,651	0.00%	1.25%	(17.91)%
2021	20.24	4,536,876	91,815,756	0.00%	1.25%	11.71%
2020	18.12	5,002,500	90,624,778	0.00%	1.25%	11.32%
2019	16.27	5,429,367	88,353,335	0.00%	1.25%	20.14%
Portfolio Optimization Aggressive-Growth Class I
2023	$19.88	1,511,371	$30,042,165	0.00%	1.25%	14.53%
2022	17.36	1,634,476	28,368,557	0.00%	1.25%	(18.53)%
2021	21.30	1,730,430	36,864,706	0.00%	1.25%	14.25%
2020	18.65	2,039,099	38,022,860	0.00%	1.25%	11.06%
2019	16.79	2,300,084	38,618,606	0.00%	1.25%	22.22%
Invesco Oppenheimer V.I. International Growth Series II
2023	$13.22	11,496	$151,949	0.26%	1.25%	19.14%
2022	11.09	13,087	145,187	0.00%	1.25%	(28.07)%
2021	15.42	12,823	197,770	0.00%	1.25%	8.75%
2020	14.18	16,441	233,159	0.60%	1.25%	19.54%
2019	11.86	11,540	136,901	0.66%	1.25%	26.36%
Invesco V.I. Balanced-Risk Allocation Series II
2023	$20.86	19,284	$402,249	0.00%	1.25%	5.08%
2022	19.85	34,610	687,031	7.22%	1.25%	(15.58)%
2021	23.51	36,709	863,153	2.95%	1.25%	7.90%
2020	21.79	40,377	879,841	7.63%	1.25%	8.62%
2019	20.06	47,319	949,254	0.00%	1.25%	13.46%
Invesco V.I. Equity and Income Series II
2023	$16.70	7,708	$128,704	1.75%	1.25%	8.87%
2022	15.34	7,844	120,300	1.40%	1.25%	(8.86)%
2021	16.83	9,084	152,854	1.62%	1.25%	16.88%
2020	14.40	9,662	139,105	1.84%	1.25%	8.29%
2019	13.29	12,340	164,054	2.23%	1.25%	18.52%
Invesco V.I. Global Real Estate Series II
2023	$9.99	3,077	$30,738	0.98%	1.25%	7.48%
2022	9.29	4,326	40,204	2.54%	1.25%	(26.07)%
2021	12.57	4,543	57,108	2.55%	1.25%	23.89%
2020	10.15	10,496	106,514	5.00%	1.25%	(13.65)%
2019	11.75	10,129	119,039	3.49%	1.25%	21.12%
Invesco V.I. Global Series II
2023	$18.32	9,132	$167,341	0.00%	1.25%	32.78%
2022	13.80	4,847	66,886	0.00%	1.25%	(32.78)%
2021	20.53	11,661	239,393	0.00%	1.25%	13.74%
2020	18.05	12,049	217,483	0.61%	1.25%	25.76%
2019	14.35	6,808	97,719	0.63%	1.25%	29.82%
American Century VP Mid Cap Value Class II
2023	$25.35	31,374	$795,355	2.15%	1.25%	4.71%
2022	24.21	36,993	895,590	2.07%	1.25%	(2.61)%
2021	24.86	33,789	839,923	1.03%	1.25%	21.49%
2020	20.46	36,857	754,132	1.64%	1.25%	(0.15)%
2019	20.49	42,461	870,075	1.92%	1.25%	27.39%
American Funds IS American High-Income Trust Class 4
2023	$13.86	22,938	$317,814	4.91%	1.25%	10.79%
2022	12.51	48,310	604,151	6.76%	1.25%	(10.65)%
2021	14.00	50,180	702,366	3.74%	1.25%	6.84%
2020	13.10	45,941	601,873	8.28%	1.25%	6.40%
2019	12.31	46,139	568,116	7.47%	1.25%	10.88%
American Funds IS Asset Allocation Class 4
2023	$16.42	738,173	$12,119,552	2.01%	1.25%	12.61%
2022	14.58	780,260	11,375,826	1.61%	1.25%	(14.73)%
2021	17.10	874,998	14,961,337	1.29%	1.25%	13.42%
2020	15.08	963,156	14,520,686	1.44%	1.25%	10.77%
2019	13.61	1,068,843	14,547,834	1.73%	1.25%	19.42%

See Notes to Financial Statements	SA-35	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Capital Income Builder Class 4
2023	$13.32	27,303	$363,742	2.68%	1.25%	7.41%
2022	12.40	28,615	354,931	2.46%	1.25%	(8.52)%
2021	13.56	33,284	451,318	2.49%	1.25%	13.26%
2020	11.97	33,509	401,175	2.66%	1.25%	2.82%
2019	11.64	39,143	455,770	2.87%	1.25%	16.16%
American Funds IS Capital World Bond Class 4
2023	$9.27	11,260	$104,325	0.00%	1.25%	4.58%
2022	8.86	16,440	145,644	0.21%	1.25%	(18.86)%
2021	10.92	16,259	177,526	1.50%	1.25%	(6.36)%
2020	11.66	10,740	125,231	1.32%	1.25%	8.26%
2019	10.77	6,378	68,700	1.71%	1.25%	6.20%
American Funds IS Capital World Growth and Income Class 4
2023	$17.35	29,097	$504,942	1.78%	1.25%	19.16%
2022	14.56	28,672	417,574	2.17%	1.25%	(18.59)%
2021	17.89	28,793	515,111	1.23%	1.25%	13.04%
2020	15.83	36,986	585,346	1.12%	1.25%	7.20%
2019	14.76	37,042	546,879	1.99%	1.25%	29.11%
American Funds IS Global Balanced Class 4
2023	$14.62	25,751	$376,577	1.42%	1.25%	12.04%
2022	13.05	32,830	428,496	0.00%	1.25%	(15.79)%
2021	15.50	34,619	536,569	0.81%	1.25%	9.09%
2020	14.21	34,049	483,770	0.89%	1.25%	8.63%
2019	13.08	35,980	470,591	1.29%	1.25%	18.71%
American Funds IS Global Growth Class 4
2023	$22.75	32,066	$729,400	0.71%	1.25%	20.78%
2022	18.83	33,051	622,461	0.44%	1.25%	(25.85)%
2021	25.40	34,245	869,787	0.21%	1.25%	14.69%
2020	22.15	35,915	795,346	0.15%	1.25%	28.55%
2019	17.23	43,696	752,746	0.93%	1.25%	33.20%
American Funds IS Global Small Capitalization Class 4
2023	$14.98	15,059	$225,598	0.03%	1.25%	14.35%
2022	13.10	15,088	197,671	0.00%	1.25%	(30.56)%
2021	18.87	13,732	259,076	0.00%	1.25%	5.10%
2020	17.95	19,942	357,967	0.12%	1.25%	27.78%
2019	14.05	10,959	153,944	0.01%	1.25%	29.61%
American Funds IS Growth Class 4
2023	$29.02	287,888	$8,353,207	0.18%	1.25%	36.43%
2022	21.27	262,572	5,584,381	0.10%	1.25%	(30.98)%
2021	30.82	332,982	10,260,866	0.06%	1.25%	20.17%
2020	25.64	388,299	9,956,844	0.21%	1.25%	49.83%
2019	17.11	446,256	7,637,259	0.55%	1.25%	28.82%
American Funds IS Growth-Income Class 4
2023	$21.82	322,062	$7,027,035	1.26%	1.25%	24.27%
2022	17.56	312,454	5,486,074	1.01%	1.25%	(17.74)%
2021	21.34	397,469	8,483,707	0.93%	1.25%	22.26%
2020	17.46	455,832	7,957,819	1.12%	1.25%	11.84%
2019	15.61	551,012	8,601,013	1.47%	1.25%	24.29%
American Funds IS International Class 4
2023	$12.00	34,203	$410,501	1.05%	1.25%	14.13%
2022	10.52	40,486	425,772	1.62%	1.25%	(22.00)%
2021	13.48	34,070	459,357	1.75%	1.25%	(2.93)%
2020	13.89	47,334	657,492	0.42%	1.25%	12.25%
2019	12.37	68,617	849,127	1.24%	1.25%	21.14%
American Funds IS International Growth and Income Class 4
2023	$12.24	69,237	$847,488	2.30%	1.25%	14.23%
2022	10.72	70,757	758,224	2.77%	1.25%	(16.57)%
2021	12.84	73,603	945,388	2.92%	1.25%	3.79%
2020	12.38	67,069	830,036	1.09%	1.25%	4.42%
2019	11.85	99,976	1,184,932	2.31%	1.25%	20.94%

See Notes to Financial Statements	SA-36	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Managed Risk Asset Allocation Class P2
2023	$14.43	40,508	$584,711	1.84%	1.25%	8.87%
2022	13.26	43,972	583,024	2.15%	1.25%	(15.04)%
2021	15.61	52,371	817,289	1.36%	1.25%	11.11%
2020	14.05	55,513	779,709	1.51%	1.25%	4.57%
2019	13.43	61,012	819,528	2.11%	1.25%	16.52%
American Funds IS New World Fund Class 4
2023	$13.83	26,108	$361,202	1.24%	1.25%	14.24%
2022	12.11	27,173	329,089	1.10%	1.25%	(23.22)%
2021	15.77	28,609	451,248	0.64%	1.25%	3.33%
2020	15.26	29,581	451,542	0.04%	1.25%	21.76%
2019	12.54	44,497	557,828	0.75%	1.25%	27.22%
American Funds IS The Bond Fund of America Class 4
2023	$10.22	71,636	$731,777	3.19%	1.25%	3.43%
2022	9.88	73,496	725,911	2.63%	1.25%	(13.83)%
2021	11.46	79,049	906,068	1.66%	1.25%	(1.82)%
2020	11.67	34,136	398,536	2.23%	1.25%	8.02%
2019	10.81	17,407	188,137	4.60%	1.25%	7.73%
American Funds IS U.S. Government Securities Class 4
2023	$9.87	44,246	$436,565	3.50%	1.25%	1.35%
2022	9.74	44,058	428,918	3.29%	1.25%	(12.30)%
2021	11.10	52,618	584,079	0.85%	1.25%	(2.11)%
2020	11.34	133,779	1,516,939	1.81%	1.25%	8.12%
2019	10.49	25,910	271,725	1.40%	1.25%	3.84%
American Funds IS Washington Mutual Investors Class 4
2023	$19.90	80,946	$1,610,633	1.39%	1.25%	15.52%
2022	17.22	131,434	2,263,775	2.09%	1.25%	(9.82)%
2021	19.10	81,840	1,563,063	1.31%	1.25%	25.93%
2020	15.17	80,653	1,223,231	1.61%	1.25%	7.12%
2019	14.16	80,173	1,135,087	1.82%	1.25%	19.53%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2023	$15.42	21,015	$324,011	2.25%	1.25%	14.18%
2022	13.50	19,360	261,416	2.01%	1.25%	(15.88)%
2021	16.05	19,923	319,806	2.86%	1.25%	10.60%
2020	14.51	11,634	168,855	1.63%	1.25%	13.24%
2019	12.82	12,649	162,111	2.09%	1.25%	19.90%
BlackRock Global Allocation V.I. Class III
2023	$16.59	244,471	$4,056,089	1.98%	1.25%	11.10%
2022	14.93	356,397	5,322,477	0.00%	1.25%	(17.11)%
2021	18.02	445,039	8,018,665	0.81%	1.25%	5.09%
2020	17.14	505,173	8,660,975	1.23%	1.25%	19.21%
2019	14.38	574,588	8,263,684	1.18%	1.25%	16.29%
Delaware Ivy VIP Asset Strategy Class II (4)
01/01/2023 - 12/29/2023	$12.89	-	$-	2.17%	1.25%	12.52%
2022	11.46	6,224	71,325	1.59%	1.25%	(15.80)%
2021	13.61	6,224	84,698	1.62%	1.25%	9.07%
2020	12.48	6,224	77,654	2.48%	1.25%	12.46%
2019	11.09	2,295	25,460	2.19%	1.25%	20.27%
Delaware Ivy VIP Energy Class II
2023	$7.10	13,472	$95,649	3.78%	1.25%	2.73%
2022	6.91	13,390	92,545	0.65%	1.25%	48.61%
2021	4.65	41,310	192,119	1.43%	1.25%	40.24%
2020	3.32	37,315	123,749	2.05%	1.25%	(37.62)%
2019	5.32	31,561	167,793	0.00%	1.25%	2.19%
Fidelity VIP Contrafund Service Class 2
2023	$32.52	91,430	$2,973,569	0.29%	1.25%	31.47%
2022	24.74	75,391	1,865,046	0.25%	1.25%	(27.40)%
2021	34.07	100,060	3,409,500	0.03%	1.25%	25.93%
2020	27.06	96,227	2,603,817	0.06%	1.25%	28.62%
2019	21.04	73,163	1,539,248	0.22%	1.25%	29.64%

See Notes to Financial Statements	SA-37	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP FundsManager 60% Service Class 2
2023	$19.07	8,971	$171,097	2.20%	1.25%	12.66%
2022	16.93	9,168	155,197	1.80%	1.25%	(16.30)%
2021	20.23	8,498	171,875	0.88%	1.25%	10.81%
2020	18.25	10,272	187,473	1.16%	1.25%	13.49%
2019	16.08	4,986	80,180	1.12%	1.25%	18.76%
Fidelity VIP Government Money Market Service Class
2023	$9.84	561,405	$5,524,066	4.72%	1.25%	3.50%
2022	9.51	500,880	4,761,698	1.32%	1.25%	0.11%
2021	9.50	484,847	4,604,373	0.01%	1.25%	(1.23)%
2020	9.62	836,592	8,043,866	0.24%	1.25%	(0.97)%
2019	9.71	705,324	6,847,804	1.91%	1.25%	0.65%
Fidelity VIP Strategic Income Service Class 2
2023	$11.94	12,013	$143,410	4.27%	1.25%	7.82%
2022	11.07	12,864	142,422	3.00%	1.25%	(12.62)%
2021	12.67	24,282	307,646	2.42%	1.25%	2.25%
2020	12.39	22,677	281,005	3.24%	1.25%	5.83%
2019	11.71	22,402	262,306	3.86%	1.25%	9.28%
First Trust Dorsey Wright Tactical Core Class I
2023	$13.82	31,656	$437,594	2.07%	1.25%	9.90%
2022	12.58	33,021	415,339	1.16%	1.25%	(18.08)%
2021	15.35	104,076	1,597,999	0.41%	1.25%	12.46%
2020	13.65	40,059	546,948	0.50%	1.25%	9.71%
2019	12.44	40,290	501,400	0.62%	1.25%	19.49%
First Trust Multi Income Allocation Class I
2023	$13.45	3,015	$40,552	3.47%	1.25%	7.59%
2022	12.50	2,928	36,609	2.61%	1.25%	(8.67)%
2021	13.69	5,389	73,765	2.30%	1.25%	11.29%
2020	12.30	5,174	63,632	2.21%	1.25%	1.21%
2019	12.15	4,963	60,314	2.48%	1.25%	14.93%
First Trust/Dow Jones Dividend & Income Allocation Class I
2023	$19.15	71,027	$1,360,307	2.28%	1.25%	9.14%
2022	17.55	73,564	1,290,908	1.39%	1.25%	(13.29)%
2021	20.24	80,553	1,630,206	0.91%	1.25%	10.85%
2020	18.26	94,871	1,731,970	1.49%	1.25%	6.47%
2019	17.15	107,931	1,850,724	1.57%	1.25%	19.27%
Franklin Allocation VIP Class 4
2023	$17.32	20,737	$359,214	1.28%	1.25%	13.20%
2022	15.30	26,785	409,863	1.51%	1.25%	(17.23)%
2021	18.49	35,561	657,449	1.59%	1.25%	10.15%
2020	16.78	37,914	636,355	1.35%	1.25%	10.36%
2019	15.21	59,530	905,343	3.31%	1.25%	18.08%
Franklin Income VIP Class 2
2023	$13.60	28,673	$389,982	6.07%	1.25%	7.28%
2022	12.68	93,946	1,191,075	5.84%	1.25%	(6.65)%
2021	13.58	29,195	396,486	4.88%	1.25%	15.30%
2020	11.78	36,118	425,404	6.21%	1.25%	(0.56)%
2019	11.84	22,461	266,028	4.24%	1.25%	14.62%
Franklin Mutual Global Discovery VIP Class 2
2023	$19.54	22,000	$429,817	2.36%	1.25%	18.82%
2022	16.44	27,102	445,611	1.32%	1.25%	(5.93)%
2021	17.48	32,977	576,392	2.34%	1.25%	17.65%
2020	14.86	36,794	546,639	2.29%	1.25%	(5.65)%
2019	15.75	41,458	652,807	1.59%	1.25%	22.82%
Franklin Rising Dividends VIP Class 2
2023	$29.31	51,427	$1,507,553	0.91%	1.25%	10.69%
2022	26.48	50,238	1,330,502	0.76%	1.25%	(11.68)%
2021	29.99	63,305	1,898,285	0.77%	1.25%	25.22%
2020	23.95	68,589	1,642,555	1.15%	1.25%	14.53%
2019	20.91	93,278	1,950,431	1.25%	1.25%	27.63%

See Notes to Financial Statements	SA-38	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Templeton Global Bond VIP Class 2
2023	$8.24	32,340	$266,543	0.00%	1.25%	1.61%
2022	8.11	32,283	261,862	0.00%	1.25%	(6.13)%
2021	8.64	32,961	284,812	0.00%	1.25%	(6.17)%
2020	9.21	51,599	475,198	8.28%	1.25%	(6.46)%
2019	9.85	58,789	578,792	6.86%	1.25%	0.75%
Janus Henderson Balanced Service Shares
2023	$21.70	153,259	$3,325,692	1.81%	1.25%	13.71%
2022	19.08	177,229	3,382,210	0.95%	1.25%	(17.65)%
2021	23.17	236,362	5,477,584	0.64%	1.25%	15.46%
2020	20.07	277,221	5,564,371	1.55%	1.25%	12.61%
2019	17.82	281,978	5,025,941	1.72%	1.25%	20.75%
Janus Henderson Flexible Bond Service Shares
2023	$10.15	16,468	$167,157	3.44%	1.25%	3.99%
2022	9.76	19,664	191,943	1.89%	1.25%	(14.97)%
2021	11.48	33,998	390,280	1.77%	1.25%	(2.34)%
2020	11.75	17,405	204,591	2.42%	1.25%	8.88%
2019	10.80	12,284	132,613	2.83%	1.25%	7.92%
ClearBridge Variable Aggressive Growth - Class II
2023	$14.07	688	$9,683	0.06%	1.25%	22.60%
2022	11.47	745	8,545	0.00%	1.25%	(27.50)%
2021	15.83	18,663	295,352	0.16%	1.25%	8.67%
2020	14.56	18,583	270,622	1.24%	1.25%	16.27%
2019	12.52	3,112	38,982	1.40%	1.25%	23.20%
Lord Abbett Bond Debenture Class VC
2023	$13.24	48,311	$639,485	5.49%	1.25%	5.23%
2022	12.58	40,265	506,478	3.58%	1.25%	(13.88)%
2021	14.61	55,496	810,593	3.57%	1.25%	1.99%
2020	14.32	50,676	725,725	3.82%	1.25%	5.97%
2019	13.51	51,508	696,076	4.74%	1.25%	11.95%
Lord Abbett Total Return Class VC
2023	$10.27	31,015	$318,642	4.15%	1.25%	5.02%
2022	9.78	41,221	403,256	2.80%	1.25%	(15.11)%
2021	11.52	53,537	616,992	1.89%	1.25%	(1.48)%
2020	11.70	64,249	751,602	2.47%	1.25%	6.09%
2019	11.03	59,273	653,574	3.57%	1.25%	7.06%
MFS Total Return Series - Service Class
2023	$19.82	25,010	$495,652	1.84%	1.25%	8.85%
2022	18.21	27,183	494,920	1.48%	1.25%	(10.96)%
2021	20.45	30,607	625,821	1.62%	1.25%	12.42%
2020	18.19	33,612	611,338	2.31%	1.25%	8.16%
2019	16.82	37,129	624,382	2.14%	1.25%	18.62%
MFS Utilities Series - Service Class
2023	$18.66	15,708	$293,142	2.70%	1.25%	(3.54)%
2022	19.35	45,523	880,759	2.78%	1.25%	(0.77)%
2021	19.50	11,318	220,672	1.53%	1.25%	12.41%
2020	17.34	11,647	202,007	1.21%	1.25%	4.31%
2019	16.63	47,829	795,306	3.90%	1.25%	23.25%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S
2023	$13.13	11,490	$150,867	0.00%	1.25%	13.58%
2022	11.56	11,531	133,308	0.00%	1.25%	(12.38)%
01/29/2021 - 12/31/2021	13.19	12,519	165,182	0.40%	1.25%	16.82%
PIMCO All Asset - Advisor Class
2023	$13.03	6,251	$81,443	2.81%	1.25%	6.68%
2022	12.21	7,715	94,220	7.20%	1.25%	(12.96)%
2021	14.03	9,222	129,398	10.81%	1.25%	14.60%
06/01/2020 - 12/31/2020	12.24	11,686	143,078	4.20%	1.25%	16.33%
PIMCO CommodityRealReturn Strategy - Advisor Class
2023	$6.77	24,089	$163,095	14.50%	1.25%	(9.07)%
2022	7.45	54,101	402,842	24.87%	1.25%	7.32%
2021	6.94	101,742	705,925	2.44%	1.25%	31.46%
2020	5.28	1,422	7,503	3.97%	1.25%	(0.03)%
2019	5.28	323	1,708	3.90%	1.25%	9.97%

See Notes to Financial Statements	SA-39	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
PIMCO Income - Advisor Class
2023	$10.90	47,470	$517,334	5.23%	1.25%	6.82%
2022	10.20	28,491	290,434	3.77%	1.25%	(8.93)%
2021	11.20	16,896	189,293	2.76%	1.25%	0.63%
06/17/2020 - 12/31/2020	11.13	30,064	334,709	2.91%	1.25%	6.27%
State Street Total Return V.I.S. Class 3
2023	$22.61	24,696	$558,500	2.05%	1.25%	13.78%
2022	19.88	25,905	514,894	0.66%	1.25%	(17.75)%
2021	24.17	13,566	327,841	1.83%	1.25%	11.80%
2020	21.62	14,483	313,061	1.54%	1.25%	4.82%
2019	20.62	16,899	348,494	1.90%	1.25%	14.13%
VanEck VIP Global Hard Assets Class S
2023	$8.27	44,893	$371,340	2.24%	1.25%	(5.03)%
2022	8.71	72,474	631,220	1.67%	1.25%	6.78%
2021	8.16	55,035	448,891	0.26%	1.25%	17.20%
2020	6.96	56,069	390,202	0.80%	1.25%	17.35%
2019	5.93	38,491	228,263	0.00%	1.25%	10.16%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk ("M&E") fees that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.
(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.
(3)	Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(4)	All units were fully redeemed or transferred prior to December 31, 2023. The AUV is as of the period ended as indicated.

See Notes to Financial Statements	SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Variable Annuity Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2023, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, State Street Variable Insurance Series Funds, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2023 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

The units in the Delaware Ivy VIP Asset Strategy Class II Variable Account were fully redeemed or transferred prior to December 31, 2023.

On April 25, 2023, the JPMorgan Insurance Trust Global Allocation Class 2 Variable Account was liquidated. Any units that remained in this Variable Account after the close of business on the liquidation date were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the Variable Account's accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because this Variable Account was liquidated prior to December 31, 2023, no other information for this Variable Account is included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the "Contracts"). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

The fair value of the Variable Account’s investments in mutual funds is based on the computed net asset values (“NAV”) of the corresponding Portfolios, which are obtained from the transfer agents or Fund companies and reflect the fair values of the Portfolio investments. The NAV is calculated daily upon the close of the New York Stock Exchange and is based on the fair values of the underlying securities. Valuation of the underlying securities is discussed in the notes to the Funds’ financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Section 817(h) of the Internal Revenue Code (“the Code”) requires that the investments of the Separate Account must be adequately diversified in accordance with Treasury regulations in order to qualify as an annuity contract under Section 72 of the Code. The Separate Account complies with the diversification requirements. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

SA-41

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2023.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks ("M&E") Pacific Life assumes at an annual rate of 1.25% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. M&E fees are included in the Statements of Operations.

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional benefit riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders, and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class D, Class I, or Class P shares of the corresponding Portfolios of Pacific Select Fund ("PSF"). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF's Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to  PSF Administration and Support Services Agreement for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF. For the year ended December 31, 2023, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class P shares of PSF during the year ended December 31, 2023.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2023, the Variable Accounts' holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

SA-42

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

7. CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the year or period ended December 31, 2023 and 2022 were as follows:

	2023			2022
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	6,555	(771)	5,784	451	(2,820)	(2,369)
Diversified Bond Class I	13,029	(58,292)	(45,263)	13,320	(31,734)	(18,414)
Floating Rate Income Class I	7,970	(17,441)	(9,471)	60,584	(75,708)	(15,124)
High Yield Bond Class I	10,279	(30,381)	(20,102)	5,081	(47,489)	(42,408)
Inflation Managed Class I	6,274	(42,859)	(36,585)	5,442	(56,676)	(51,234)
Intermediate Bond Class I	10,229	(1,182)	9,047	12,831	(801)	12,030
Managed Bond Class I	32,165	(63,229)	(31,064)	14,578	(116,429)	(101,851)
Short Duration Bond Class I	38,199	(58,078)	(19,879)	44,039	(88,529)	(44,490)
Emerging Markets Debt Class I	641	(1,274)	(633)	238	(2,123)	(1,885)
Dividend Growth Class I	15,809	(47,472)	(31,663)	20,963	(32,897)	(11,934)
Equity Index Class I	6,663	(52,214)	(45,551)	15,172	(60,416)	(45,244)
Focused Growth Class I	14,154	(23,231)	(9,077)	11,110	(33,918)	(22,808)
Growth Class I	4,755	(48,043)	(43,288)	10,453	(46,117)	(35,664)
Hedged Equity Class I	142,864	(12,037)	130,827	67,348	(2,218)	65,130
Large-Cap Core Class I	7,146	(62,169)	(55,023)	10,857	(86,913)	(76,056)
Large-Cap Growth Class I	13,016	(34,911)	(21,895)	25,351	(87,938)	(62,587)
Large-Cap Value Class I	8,600	(18,313)	(9,713)	12,942	(41,344)	(28,402)
Mid-Cap Equity Class I	4,552	(19,018)	(14,466)	5,540	(19,979)	(14,439)
Mid-Cap Growth Class I	58,908	(71,160)	(12,252)	6,818	(19,848)	(13,030)
Mid-Cap Value Class I	3,663	(4,002)	(339)	10,946	(26,485)	(15,539)
Small-Cap Equity Class I	3,144	(6,376)	(3,232)	6,323	(9,631)	(3,308)
Small-Cap Growth Class I	4,807	(13,993)	(9,186)	10,247	(43,001)	(32,754)
Small-Cap Index Class I	8,725	(32,431)	(23,706)	7,194	(23,353)	(16,159)
Small-Cap Value Class I	2,172	(5,840)	(3,668)	1,920	(14,358)	(12,438)
Value Class I	4,837	(43,915)	(39,078)	32,659	(24,088)	8,571
Value Advantage Class I	4,417	(45,014)	(40,597)	50,646	(18,963)	31,683
Emerging Markets Class I	10,073	(32,774)	(22,701)	16,030	(42,588)	(26,558)
International Growth Class I	4,930	(4,446)	484	952	(1)	951
International Large-Cap Class I	11,580	(39,628)	(28,048)	10,343	(37,937)	(27,594)
International Small-Cap Class I	2,117	(3,774)	(1,657)	1,861	(4,336)	(2,475)
International Value Class I	17,951	(125,731)	(107,780)	21,253	(157,199)	(135,946)
Health Sciences Class I	5,039	(14,572)	(9,533)	3,060	(10,129)	(7,069)
Real Estate Class I	2,829	(6,862)	(4,033)	3,436	(7,821)	(4,385)
Technology Class I	153,000	(171,034)	(18,034)	121,556	(118,513)	3,043
PSF Avantis Balanced Allocation Class D	1,918	(1,572)	346	115	(30,232)	(30,117)
Pacific Dynamix - Conservative Growth Class I	6,609	(1,512)	5,097	764	(10,596)	(9,832)
Pacific Dynamix - Moderate Growth Class I	219	(8,456)	(8,237)	803	(14,054)	(13,251)
Pacific Dynamix - Growth Class I	3,790	(3,815)	(25)	2,422	(11,680)	(9,258)
Portfolio Optimization Conservative Class I	16,189	(178,828)	(162,639)	181,910	(113,736)	68,174
Portfolio Optimization Moderate-Conservative Class I	313,664	(593,484)	(279,820)	172,289	(387,467)	(215,178)
Portfolio Optimization Moderate Class I	400,212	(982,214)	(582,002)	156,414	(771,436)	(615,022)
Portfolio Optimization Growth Class I	143,448	(530,064)	(386,616)	121,680	(462,224)	(340,544)
Portfolio Optimization Aggressive-Growth Class I	23,442	(146,547)	(123,105)	15,484	(111,438)	(95,954)
Invesco Oppenheimer V.I. International Growth Series II	10,121	(11,712)	(1,591)	1,695	(1,431)	264
Invesco V.I. Balanced-Risk Allocation Series II	743	(16,069)	(15,326)	644	(2,743)	(2,099)
Invesco V.I. Equity and Income Series II	214	(350)	(136)	-	(1,240)	(1,240)
Invesco V.I. Global Real Estate Series II	362	(1,611)	(1,249)	250	(467)	(217)
Invesco V.I. Global Series II	5,849	(1,564)	4,285	968	(7,782)	(6,814)
American Century VP Mid Cap Value Class II	3,648	(9,267)	(5,619)	11,185	(7,981)	3,204
American Funds IS American High-Income Trust Class 4	3,986	(29,358)	(25,372)	18,855	(20,725)	(1,870)
American Funds IS Asset Allocation Class 4	17,677	(59,764)	(42,087)	37,158	(131,896)	(94,738)
American Funds IS Capital Income Builder Class 4	607	(1,919)	(1,312)	3,193	(7,862)	(4,669)
American Funds IS Capital World Bond Class 4	9,893	(15,073)	(5,180)	879	(698)	181

SA-43

 PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS (Continued)

	2023			2022
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
American Funds IS Capital World Growth and Income Class 4	533	(108)	425	4	(125)	(121)
American Funds IS Global Balanced Class 4	684	(7,763)	(7,079)	315	(2,104)	(1,789)
American Funds IS Global Growth Class 4	3,843	(4,828)	(985)	3,161	(4,355)	(1,194)
American Funds IS Global Small Capitalization Class 4	740	(769)	(29)	2,842	(1,486)	1,356
American Funds IS Growth Class 4	63,675	(38,359)	25,316	24,580	(94,990)	(70,410)
American Funds IS Growth-Income Class 4	60,592	(50,984)	9,608	6,095	(91,110)	(85,015)
American Funds IS International Class 4	1,876	(8,159)	(6,283)	16,260	(9,844)	6,416
American Funds IS International Growth and Income Class 4	13,752	(15,272)	(1,520)	18,722	(21,568)	(2,846)
American Funds IS Managed Risk Asset Allocation Class P2	3	(3,467)	(3,464)	46	(8,445)	(8,399)
American Funds IS New World Fund Class 4	1,785	(2,850)	(1,065)	5,051	(6,487)	(1,436)
American Funds IS The Bond Fund of America Class 4	38,000	(39,860)	(1,860)	12,732	(18,285)	(5,553)
American Funds IS U.S. Government Securities Class 4	9,973	(9,785)	188	3,748	(12,308)	(8,560)
American Funds IS Washington Mutual Investors Class 4	19,310	(69,798)	(50,488)	65,779	(16,185)	49,594
BlackRock 60/40 Target Allocation ETF V.I. Class I	2,075	(420)	1,655	19	(582)	(563)
BlackRock Global Allocation V.I. Class III	3,592	(115,518)	(111,926)	7,978	(96,620)	(88,642)
Delaware Ivy VIP Asset Strategy Class II	9	(6,233)	(6,224)	49	(49)	-
Delaware Ivy VIP Energy Class II	6,061	(5,979)	82	268,309	(296,229)	(27,920)
Fidelity VIP Contrafund Service Class 2	25,385	(9,346)	16,039	6,985	(31,654)	(24,669)
Fidelity VIP FundsManager 60% Service Class 2	260	(457)	(197)	1,070	(400)	670
Fidelity VIP Government Money Market Service Class	368,706	(308,181)	60,525	595,503	(579,470)	16,033
Fidelity VIP Strategic Income Service Class 2	958	(1,809)	(851)	1,605	(13,023)	(11,418)
First Trust Dorsey Wright Tactical Core Class I	229	(1,594)	(1,365)	1,164	(72,219)	(71,055)
First Trust Multi Income Allocation Class I	120	(33)	87	20	(2,481)	(2,461)
First Trust/Dow Jones Dividend & Income Allocation Class I	343	(2,880)	(2,537)	202	(7,191)	(6,989)
Franklin Allocation VIP Class 4	484	(6,532)	(6,048)	503	(9,279)	(8,776)
Franklin Income VIP Class 2	10,639	(75,912)	(65,273)	77,591	(12,840)	64,751
Franklin Mutual Global Discovery VIP Class 2	280	(5,382)	(5,102)	376	(6,251)	(5,875)
Franklin Rising Dividends VIP Class 2	4,947	(3,758)	1,189	9,503	(22,570)	(13,067)
Templeton Global Bond VIP Class 2	740	(683)	57	186	(864)	(678)
Janus Henderson Balanced Service Shares	56,856	(80,826)	(23,970)	37,336	(96,469)	(59,133)
Janus Henderson Flexible Bond Service Shares	3,461	(6,657)	(3,196)	3,044	(17,378)	(14,334)
ClearBridge Variable Aggressive Growth - Class II	29	(86)	(57)	1,464	(19,382)	(17,918)
Lord Abbett Bond Debenture Class VC	23,494	(15,448)	8,046	4,826	(20,057)	(15,231)
Lord Abbett Total Return Class VC	5,308	(15,514)	(10,206)	2,873	(15,189)	(12,316)
MFS Total Return Series - Service Class	336	(2,509)	(2,173)	852	(4,276)	(3,424)
MFS Utilities Series - Service Class	2,171	(31,986)	(29,815)	46,205	(12,000)	34,205
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	-	(41)	(41)	58	(1,046)	(988)
PIMCO All Asset - Advisor Class	26	(1,490)	(1,464)	10	(1,517)	(1,507)
PIMCO CommodityRealReturn Strategy - Advisor Class	12,044	(42,056)	(30,012)	69,802	(117,443)	(47,641)
PIMCO Income - Advisor Class	30,591	(11,612)	18,979	12,209	(614)	11,595
State Street Total Return V.I.S. Class 3	206	(1,415)	(1,209)	13,845	(1,506)	12,339
VanEck VIP Global Resources Class S	6,432	(34,013)	(27,581)	70,104	(52,665)	17,439

SA-44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (the "Separate Account") comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2023, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2023, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 28, 2024

We have served as the auditor of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company since 1990.

SA-45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Diversified Bond Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Floating Rate Income Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
High Yield Bond Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Inflation Managed Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Intermediate Bond Class I	For the year ended December 31, 2023	For the year ended December 31, 2023, and the period from March 18, 2022 (commencement of operations) through December 31, 2022
Managed Bond Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Short Duration Bond Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Emerging Markets Debt Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Dividend Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Equity Index Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Focused Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Hedged Equity Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For the year ended December 31, 2023, 2022 and the period from May 17, 2021 (commencement of operations) through December 31, 2021
Large-Cap Core Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Large-Cap Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Large-Cap Value Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Mid-Cap Equity Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Mid-Cap Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Mid-Cap Value Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Small-Cap Equity Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023

SA-46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Small-Cap Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Small-Cap Index Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Small-Cap Value Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Value Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Value Advantage Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Emerging Markets Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
International Growth Class I	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period July 21, 2022 (commencement of operations) through December 31, 2022
International Large-Cap Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
International Small-Cap Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
International Value Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Health Sciences Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Real Estate Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Technology Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
PSF Avantis Balanced Allocation Class D	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Pacific Dynamix - Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Portfolio Optimization Conservative Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Portfolio Optimization Moderate Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Portfolio Optimization Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023

SA-47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Invesco® V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Invesco® V.I. Equity and Income Series II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Invesco® V.I. Global Real Estate Series II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Invesco® V.I. Global Series II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Century VP Mid Cap Value Class II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS American High-Income Trust Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Capital World Bond Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Capital World Growth and Income Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Global Balanced Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Global Growth Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Growth Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Growth-Income Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS International Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS International Growth and Income Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS New World Fund® Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS The Bond Fund of America Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
American Funds IS U.S. Government Securities Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023

SA-48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
American Funds IS Washington Mutual Investors Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Delaware Ivy VIP Asset Strategy Class II	For the period from January 1, 2023 through December 29, 2023	For the period from January 1, 2023 through December 29, 2023, and for the year in the period ended December 31, 2022	For the period from January 1, 2023 through December 29, 2023, and for each of the four years in the period ended December 31, 2022, 2021, 2020, 2019
Delaware Ivy VIP Energy Class II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
First Trust Multi Income Allocation Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Franklin Allocation VIP Class 4	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Franklin Income VIP Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Templeton Global Bond VIP Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Janus Henderson Balanced Service Shares	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023

SA-49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Lord Abbett Total Return Class VC	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
MFS® Total Return Series - Service Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
MFS® Utilities Series - Service Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For the year ended December 31, 2023, 2022 and the period from January 29, 2021 (commencement of operations) through December 31, 2021
PIMCO All Asset - Advisor Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For the year ended December 31, 2023, 2022, 2021, and the period from June 1, 2020 (commencement of operations) through December 31, 2020
PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
PIMCO Income - Advisor Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For the year ended December 31, 2023, 2022, 2021, and the period from June 17, 2020 (commencement of operations) through December 31, 2020
State Street Total Return V.I.S. Class 3	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VanEck VIP Global Resources Class S	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023

SA-50

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2023 and 2022 and

for the years ended December 31, 2023, 2022 and 2021,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2023,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2023

and Independent Auditor's Report

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the "Company"), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory- Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2023 are presented for purposes of additional analysis and are not a required part of the 2023 statutory- basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

March 19, 2024

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2023	2022
ADMITTED ASSETS
Bonds	$76,921	$73,845
Preferred stocks	1	4
Common stocks	687	669
Mortgage loans	18,648	19,028
Real estate	120	153
Cash, cash equivalents and short-term investments	3,018	888
Contract loans	8,187	7,597
Derivatives	2,530	1,434
Securities lending reinvested collateral assets	3,096	2,828
Other invested assets	10,710	10,026
Investment income due and accrued	957	908
Net deferred tax asset	746	334
Other assets	2,038	1,965
Separate account assets	65,576	58,636

TOTAL ADMITTED ASSETS	$193,235	$178,315

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$72,346	$79,459
Liability for deposit-type contracts	22,005	18,585
Transfers to separate accounts due or accrued, net	(492)	(685)
Funds held under coinsurance	11,620	234
Other liabilities	8,965	9,213
Asset valuation reserve	1,423	1,171
Separate account liabilities	65,576	58,636
TOTAL LIABILITIES	181,443	166,613
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	2,536	2,536
Other surplus adjustments	83	91
Special surplus adjustments	231	328
Unassigned surplus	7,457	7,129
Surplus notes	1,455	1,588
TOTAL CAPITAL AND SURPLUS	11,792	11,702

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$193,235	$178,315

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2023	2022	2021
REVENUES
Premiums and annuity considerations	$3,955	$14,298	$13,984
Net investment income	3,818	3,401	3,276
Reserve adjustments on reinsurance ceded	(526)	(450)	(677)
Separate account fees	1,329	1,324	1,365
Other income	169	157	287
TOTAL REVENUES	8,745	18,730	18,235

BENEFITS AND EXPENSES
Current and future policy benefits	7,702	15,322	16,692
Commission expense	1,078	1,057	1,000
Operating expenses	1,177	1,210	1,084
TOTAL BENEFITS AND EXPENSES	9,957	17,589	18,776

NET GAIN (LOSS) BEFORE FEDERAL INCOME TAXES	(1,212)	1,141	(541)
Federal income tax expense (benefit)	(26)	9	210

NET GAIN (LOSS) FROM OPERATIONS	(1,186)	1,132	(751)
Net realized capital gains (losses) less tax	1,237	(981)	1,612

NET INCOME	$51	$151	$861

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

(In Millions)	Common Stock	Paid-in Surplus	Other Surplus Adjustments	Special Surplus Adjustments	Unassigned Surplus	Surplus Notes	Total
BALANCES, JANUARY 1, 2021	$30	$1,836	$131	$—	$7,693	$1,674	$11,364
Net income					861		861
Change in net unrealized capital gains less tax					318		318
Change in net deferred income tax					88		88
Change in nonadmitted assets					(84)		(84)
Change in asset valuation reserve					(732)		(732)
Dividend to parent					(450)		(450)
Surplus contributed to separate accounts					(68)		(68)
Other changes in surplus in separate accounts					68		68
Other surplus adjustment for derivatives			(9)				(9)
Change in other surplus transactions					(4)	1	(3)
BALANCES, DECEMBER 31, 2021	30	1,836	122	—	7,690	1,675	11,353
Net income (loss)				254	(103)		151
Change in net unrealized capital gains (losses) less tax				74	(247)		(173)
Change in net deferred income tax					204		204
Change in nonadmitted assets					(445)		(445)
Capital contribution from parent		700					700
Change in asset valuation reserve					30		30
Surplus contributed to separate accounts					(194)		(194)
Other changes in surplus in separate accounts					194		194
Other surplus adjustment for derivatives			(31)				(31)
Net change in surplus notes						(87)	(87)
BALANCES, DECEMBER 31, 2022	30	2,536	91	328	7,129	1,588	11,702
Net income (loss)				(108)	159		51
Change in net unrealized capital gains (losses) less tax				(32)	113		81
Change in net deferred income tax					94		94
Change in nonadmitted assets					233		233
Change in asset valuation reserve					(252)		(252)
Surplus contributed to separate accounts					(198)		(198)
Other changes in surplus in separate accounts					198		198
Other surplus adjustment for derivatives			(8)				(8)
Prior period adjustment				26	(5)		21
Net change in surplus notes						(133)	(133)
Change in other surplus transactions				17	(14)		3
BALANCES, DECEMBER 31, 2023	$30	$2,536	$83	$231	$7,457	$1,455	$11,792

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2023	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$15,354	$14,258	$13,658
Net investment income	3,826	3,296	3,245
Other income	1,115	1,321	1,073
Benefits and loss related payments	(14,755)	(11,340)	(11,645)
Net transfers (to) from separate accounts	40	(285)	(261)
Commissions, expenses paid and other deductions	(2,304)	(2,190)	(1,998)
Dividends paid to policyholders	(8)	(8)	(9)
Federal income taxes (paid) recovered, net	4	358	(215)
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,272	5,410	3,848

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	6,211	8,369	8,034
Stocks	124	138	50
Mortgage loans	984	1,058	1,311
Other invested assets	5,634	2,998	2,388
Miscellaneous proceeds	2,705	2,182	2,063
Cost of investments acquired
Bonds	(9,359)	(15,342)	(15,960)
Stocks	(66)	(182)	(59)
Mortgage loans	(790)	(4,183)	(2,154)
Other invested assets	(6,232)	(6,571)	(3,280)
Miscellaneous applications	(1,986)	(2,427)	(1,881)
Net increase (decrease) in contract loans	(590)	(108)	201
NET CASH USED IN INVESTING ACTIVITIES	(3,365)	(14,068)	(9,287)
(Continued)

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2023	2022	2021
(Continued)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	$2,975	$7,180	$4,241
Net change in borrowed funds			(49)
Net change in surplus notes	(134)	(85)
Contribution from parent		700
Dividend to parent			(303)
Other cash provided (applied)	(618)	758	543
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	2,223	8,553	4,432

Net change in cash, cash equivalents and short-term investments	2,130	(105)	(1,007)
Cash, cash equivalents and short-term investments, beginning of year	888	993	2,000

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$3,018	$888	$993

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$112	$111	$100

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$629	$947	$747
Stocks disposed and acquired	184	515	27
Federal tax credits received	257	239	22
Bonds transferred to other invested assets	123	140
Mortgage loans disposed and acquired		16	104
Premium tax credits received	5	6	8
Bond interest in-kind received	1	2	4
Assets in-kind received as deposits			515
Assets in-kind received as premiums, net of amounts transferred to the separate account			245
Bond dividend paid to parent			147
Reinsurance transaction	11,349
Assets in-kind received due to sale of Pacific Asset Management, LLC	169
Bond dividend received from subsidiary			20
Bonds converted to stocks Other invested assets transferred to affiliated fund	1,043		10
Interest purchased received as premiums			7
Assets-in-kind transferred to Pacific Life & Annuity Company	49

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. The Company is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.

The Company and its subsidiaries have primary business operations consisting of life insurance, annuities, and reinsurance. The Company's primary business operations provide life insurance products, individual annuities and mutual funds, and offer a variety of investment products and services to individuals and businesses. The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were California, Texas, Missouri, and Florida representing 13%, 9%, 8%, and 8%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2023. No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

The NE DOI has approved a permitted accounting practice, effective January 1, 2022, allowing the Company to calculate the policy reserves for funding agreements based on a methodology that differs from the NAIC SAP. Policy reserves for funding agreements are calculated based on Statement of Statutory Accounting Principle (SSAP) No. 52, Deposit-Type Contracts, and the reserving methodologies in Appendices A-820 and A-822 which utilizes a reference rate in the valuation interest rate calculation based on an average of a historical twelve-month period ending on June 30 of the calendar year of issue or purchase. In the permitted practice, the Company utilizes a reference rate in the valuation interest rate calculation based on the day of the funding agreement issuance which results in a policy reserve less than or equal to the NAIC SAP policy reserve.

The following table reconciles the Company's net income for the years ended December 31, 2023, 2022 and 2021 and statutory capital and surplus as of December 31, 2023 and 2022 between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Net income, Nebraska basis	$51	$151	$861
State permitted practices that are an increase (decrease) from NAIC SAP Change in policy reserves	21	20
Net income, NAIC SAP	$30	$131	$861

	December 31,
	2023	2022
	(In Millions)
Statutory capital and surplus, Nebraska basis	$11,792	$11,702
State permitted practices that are an increase (decrease) from NAIC SAP Change in policy reserves	37	20
Statutory capital and surplus, NAIC SAP	$11,755	$11,682

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects, which in some cases are materially different from accounting principles generally accepted in the United States of America (U.S. GAAP) (Note 2).

In October 2022, Pacific Life announced its agreement to sell its third-party credit asset management firm, Pacific Asset Management, LLC, (PAM), whose clients include Pacific Funds Series Trust, to Aristotle Capital Management, LLC and on April 17, 2023, Pacific Life completed the sale.

On September 15, 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company, effective December 31, 2023. Upon inception of the agreement, the Company recognized a funds held under coinsurance balance and a reduction to aggregate reserves. See Note 9.

The Company has evaluated events subsequent to December 31, 2023 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECONCILIATION FROM ANNUAL REPORT TO THE AUDITED FINANCIAL STATEMENTS - STATUTORY BASIS

Subsequent to the filing of the Company's 2022 Annual Statement, the Company determined the balances for investment income due and accrued and aggregate write-in for liabilities included in other liabilities were not properly presented as of December 31, 2022, which resulted in the reconciliations included in the table below. There was no impact to surplus, net income, or cash flows.

	Annual Report	Change	Audited Financial Statements
		(In Millions)
Statement of Admitted Assets, Liabilities and Capital and Surplus - Statutory Basis
December 31, 2022:
Assets:
Investment income due and accrued	$1,390	($482)	$908

Total assets	178,797	(482)	178,315

Liabilities: Other liabilities	$9,929	($482)	$9,447

Total liabilities	167,095	(482)	166,613

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

In January 2024, the NAIC adopted INT 23-04T, Scottish Re Life Reinsurance Liquidation Questions (INT 23-04T), which addresses accounting and reporting for reinsurance receivables from Scottish Re's estate including impairment analysis and admissibility of reinsurance recoverables. See Note 9.

Effective August 2023, the Company adopted revisions in Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01) that provides amendments to SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions for the reporting of net negative (disallowed) Interest Maintenance Reserve (IMR) which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. As detailed within the revisions, this change will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted. Net negative (disallowed) IMR totals $18 million in aggregate and is allocated between the General Account and insulated Separate Account. The amount of negative IMR admitted in the General Account is $17 million and reported as an asset in the insulated Separate Account is $1 million. As of December 31, 2023, the calculated adjusted capital and surplus totals $11.0 billion. The percentage of admitted net negative (disallowed) IMR compared to the adjusted capital and surplus is 0.17% (total includes admitted General and Separate Account balance).

The Company attests to the following statements:

•	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies; there have been no deviations from this statement during 2023.

•	IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

•	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

During the fourth quarter of 2022, the NAIC revised Interpretation 22-02, Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act – Corporate Alternative Minimum Tax (INT 22-02), that for a limited time provides a partial exception to SSAP No. 101, Income Taxes, and SSAP No. 9, Subsequent Events. Under INT 22-02, changes in estimates related to Corporate Alternative Minimum Tax (CAMT) that arise from the Inflation Reduction Act need not be recognized in the three months ended March 31, 2023 financial statements. In September 2023, the NAIC issued Inflation Reduction Act - Corporate Alternative Minimum Tax INT 23-03 (INT 23-03) which provides Corporate Alternative Minimum Tax (CAMT) reporting guidance effective for the year-end 2023 financial statements and periods thereafter. See Note 6.

Variable annuity contracts are subject to the Valuation Manual section VM-21 (VM-21). The Company determined a portion of the change in derivative fair value for derivatives hedging variable annuity guarantees that did not offset the designated portion of the VM-21 liability was not deferred during the year ended December 31, 2022. During 2023, the cumulative adjustment of $26 million, was recorded as an increase to the deferred asset, net derivative losses from variable annuity hedge, reported in other assets and an increase of $21 million, net of tax, to unassigned surplus and corresponding reallocation to variable annuity hedge reported in special surplus adjustments. In Note 5, the adjustment to the deferred asset was included in the current year deferred recognition.

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board. This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2024. The Company will continue to evaluate its options under this Interpretation through December 31, 2024.

Effective December 31, 2022, the Company adopted revisions to SSAP No. 43R, Residual Tranches, which clarified that residual tranches shall be valued at the lower of amortized cost or fair value and shall be reported as other invested assets rather than bonds on the statements of admitted assets, liabilities and capital and surplus - statutory basis. The impact of this adoption on the Company's financial statements was immaterial.

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2023, the NAIC adopted new statutory accounting principal (SAP) revisions related to the principles-based bond project. These changes are primarily captured in amendments to SSAP No. 26R – Bonds and SSAP No. 43R – Loan-Backed and Structured Securities, which refine guidance for the principles-based bond project and will become effective January 1, 2025.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including loan- backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated as low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security's effective interest rate. The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss. The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued. The Company generally recognizes interest income on its impaired loans upon receipt.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments. Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 30 years. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its fair value through net realized capital gains (losses) less tax.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Other invested assets primarily consist of investments in joint ventures, hedge funds, and private equity funds. These investments include affiliated companies as well as those where the Company has minor ownership interests. An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment. The investment is written down to fair value as the new cost basis, and OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship. At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements - statutory basis in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded. For foreign currency swaps, changes in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized capital gains (losses) less tax consistent with the hedged items.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities.

The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the IMR. Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR and amortized to net investment income over the life of the bond. Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items and for hedging derivatives designated under SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, in net investment income. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The Company also applies hedge accounting as prescribed by SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Designated derivatives are reported at fair value and fair value fluctuations attributable to the hedged risk that offsets the current period change in the designated portion of the VM-21 reserve liability are reported in realized capital gains (losses) less tax. Fair value fluctuations attributable to the hedged risk that do not offset the current period change in the designated portion of the VM-21 reserve liability are recognized as a deferred asset (admitted) reported in other assets or other liabilities. An amount equal to the net deferred asset or liability must be allocated from unassigned surplus and presented separately as special surplus adjustments. The deferred asset or liability is amortized on a straight-line basis over a period not to exceed 10 years into net realized capital gains (losses) less tax with a corresponding reallocation from special surplus adjustments to unassigned funds (surplus). See Note 5.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The negative IMR of $17 million was included in other assets as of December 31, 2023. The IMR of $56 million was included in other liabilities as of December 31, 2022.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds and redeemable preferred stock is recognized on an accrual basis. Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income. Investment income from subsidiaries, controlled and affiliated (SCA) entities is described below. Interest expense on surplus notes is also recorded in net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. Gross and admitted amounts for interest income due and accrued were $958 million and $957 million as of December 31, 2023, respectively.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Included in common stocks and other invested assets are the Company's SCA entities in which the Company, with its affiliates, holds a voting interest of 10% or more. The Company holds no investments in SCA entities that exceed 10% of admitted assets of the Company as of December 31, 2023 and 2022.

The Company carries its wholly owned State of Arizona domiciled life insurance common stock subsidiary, Pacific Life & Annuity Company (PL&A), based on PL&A’s underlying audited statutory surplus. PL&A’s carrying value was $545 million and $474 million as of December 31, 2023 and 2022, respectively. During the years ended December 31, 2023, 2022, and 2021, the Company made capital contributions in the form of bonds of $49 million, zero, and zero, respectively, to PL&A.

The Company carries its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus. However, the audited statutory surplus of PAR Vermont and PBRC both include an admitted asset based on approved practices in Vermont. Under NAIC SAP, these assets are not considered admitted assets.

Based on the nonadmission of these assets, the Company nonadmits the carrying values of PAR Vermont and PBRC for reporting. The nonadmitted carrying values of PAR Vermont and PBRC were $191 million and $130 million, respectively as of December 31, 2023. The nonadmitted carrying values of PAR Vermont and PBRC were $227 million and $187 million, respectively, as of December 31, 2022.

The Company has investments in mutual funds managed by affiliates. Investments in affiliated mutual funds are carried at fair value. See Note 4. Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies (LLCs) based on the underlying audited U.S. GAAP equity of the investee as determined in accordance with U.S. GAAP, except as otherwise disclosed below. These investments include affiliated companies as well as those where the Company has minor ownership interests. The carrying value of non-insurance SCAs where an audit was not performed are nonadmitted.

Distributions to the Company from subsidiaries, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income, with a corresponding reduction to unassigned surplus, when dividends are declared to the extent they are not in excess of undistributed accumulated earnings. Any dividends declared in excess of the undistributed accumulated earnings are recorded as a return of capital which is a reduction of the investment. Any undistributed net revenue and expense, net of tax, is recorded to unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Pacific Asset Holding LLC (PAH) is a wholly owned LLC subsidiary that invests in mortgage loans, commercial real estate properties and ventures, and other private equity investments. PAH is accounted for under SSAP No. 97 8.b.iii, Investments in Subsidiary, Controlled and Affiliated Entities, which requires it to be carried based on its audited U.S. GAAP equity, without any statutory adjustments. As of December 31, 2023 and 2022, PAH's carrying value was $4,239 million and $3,575 million, respectively. During the years ended December 31, 2023, 2022 and 2021, the Company made capital contributions of $1,061 million, $1,486 million and $292 million, respectively, to PAH. Distributions from PAH to the Company in the form of cash included in net investment income were $212 million, $115 million, and $152 million during the years ended December 31, 2023, 2022, and 2021, respectively. Distributions recorded as a return of capital were $249 million, $22 million, and $125 million during the years ended December 31, 2023, 2022, and 2021, respectively

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance LLC subsidiary 99% owned by the Company and 1% owned by PL&A. PLFA is the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust (PFST). The Pacific Select Fund is the investment vehicle provided to the Company's variable life insurance policyholders and variable annuity contract owners. PFST is the investment vehicle for the Company's mutual fund products and other funds. As a result of the sale of PAM LLC, PLFA no longer receives investment advisory fees from PFST. Distributions from PLFA to the Company in the form of cash included in net investment income for the years ended December 31, 2023, 2022 and 2021 were $98 million, $99 million and $119 million, respectively. PLFA is carried based on its underlying audited U.S. GAAP equity. As of December 31, 2023 and 2022, PLFA’s carrying value was $49 million and $45 million, respectively.

The Company carries Pacific Select Distributors, LLC (PSD), a wholly owned non-life insurance LLC broker-dealer subsidiary, based on its underlying audited U.S. GAAP equity, adjusted to a statutory basis of accounting. As of December 31, 2023 and 2022, PSD’s carrying value was $35 million and $41 million, respectively. PSD primarily serves as the distributor of registered investment- related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts for the Company and PL&A, the Company incurred commission expense of $486 million, $497 million and $603 million during the years ended December 31, 2023, 2022 and 2021, respectively. A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $69 million, $74 million and $86 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2023, 2022 and 2021, respectively. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third-party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

Pacific Global Asset Management LLC (PGAM) is a wholly owned non-insurance LLC subsidiary of the Company that serves as a holding company for Pacific Life's private equity asset management business. As of December 31, 2023 and 2022, the nonadmitted carrying value of PGAM was $23 million and $52 million, respectively. Distributions recorded as a return of capital from PGAM to the Company were $40 million, zero, and zero during the years ended December 31, 2023, 2022, and 2021, respectively.

The Company also has the following noninsurance SCA investments that are classified as SSAP No. 97, Subsidiary, Affiliated and Controlled Entities 8.b.iii entities:

	December 31, 2023				December 31, 2022
				Admitted				Admitted
	Gross		Nonadmitted	Asset	Gross		Nonadmitted	Asset
Description: (2)	Amount		Amount	Amount	Amount		Amount	Amount

	(In Millions)
Pacer Pacific Asset Floating					$38	(1)		$38
Pacific Funds ESG Core Bond Fund Adv Class					11	(1)		11
Pacific Funds ESG Core Bond Fund Class I					11	(1)		11
Pacific Funds Small-Cap Value, Advisor					8	(1)		8
Pacific Funds Ultra Short Income Class D					13	(1)		13
Pacific Funds Ultra Short Income Class I					13	(1)		13
Pacific Optimization Growth	$1	(1)		$1	1	(1)		1
Pacific Optimization Moderate	1	(1)		1	1	(1)		1
PSF ESG Diversified Growth Class I	13	(1)		13	10	(1)		10
PSF ESG Diversified Portfolio Class I	11	(1)		11	9	(1)		9
PSF Hedge Equity Portfolio Class I					15	(1)		15
Total	$26		$—	$26	$130		$—	$130

(1)	Includes NAIC Sub-2 filing types.
(2)	The Company received responses from the NAIC for all required SCA filings and no SCA investment valuations were disallowed or required to be resubmitted.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets. As of December 31, 2023 and 2022, the cash surrender value was $208 million and $171 million, respectively. As of December 31, 2023, the investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 99% of stocks and 1% of cash and short-term investments. As of December 31, 2022, the investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 98% of stocks 2% and of cash and short-term investments.

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations or a negotiated basis intended to reflect market prices. The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements. For the years ended December 31, 2023, 2022 and 2021, the Company received $138 million, $127 million and $114 million, respectively, for services provided to, and paid $16 million, $27 million and $10 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses. As of December 31, 2023 and 2022, the Company reported $75 million and $74 million, respectively, due from other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In September 2021, the Company entered into a one year agreement with Pacific Life Re International Limited (RIBM), a wholly owned indirect subsidiary of Pacific LifeCorp, to lend up to $100 million at a fixed rate of 0.7%. The agreement was terminated May 6, 2022.

In June 2022, the Company entered into a promissory note with Pacific LifeCorp to borrow up to $200 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2023 and 2022. The promissory note matures on March 31, 2025.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $3.5 billion and $3.4 billion as of December 31, 2023 and 2022, respectively. Related to these contracts, the Company received $241 million, $503 million and $197 million of premiums and annuity considerations and paid $217 million, $201 million and $183 million of current and future policy benefits for the years ended December 31, 2023, 2022 and 2021, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $4.6 billion and $3.9 billion as of December 31, 2023 and 2022, respectively.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method (CRVM), or other modified reserve methods. Interest rate assumptions ranged from 2.0% to 6.0%. Reserves for individual variable annuities are held in accordance with VM-21. Reserves for individual fixed annuities are maintained using the Commissioners' Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 11.3%. Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statements of operations - statutory basis when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability. Interest rates credited ranged primarily from 0.3% to 8.8%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC. In addition to the Company, included in PMHC's consolidated return are the following entities: Pacific LifeCorp, PL&A, PAR Vermont, PBRC, PLFA, and Pacific Life Re Global Limited (RGBM).

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts, as well as other single separate accounts. The Company's separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds. A separate account liability is recorded at fair value at an amount equal to the separate account asset. The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets. Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

The Company has separate accounts with guarantees comprised of the group annuities business where the general account guarantees annuity payments if the separate accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company contractually guarantees either a minimum return or account value on these separate account products, for which liabilities have been recorded in aggregate reserves.

Separate account assets are primarily invested in mutual funds, but are also invested in bonds, mortgage loans, and hedge funds.

The variable annuities, variable universal life, and group annuities are classified as separate account products under statutory accounting principles. Variable annuities and variable universal life products are also classified as separate account products under U.S. GAAP, however, group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2023 and 2022, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains (losses) of bonds, short-term investments and cash equivalents are shown below. Short-term investments and cash equivalents as of December 31, 2023 and 2022 were $1.8 billion and $698 million, respectively. See Note 4 for information on the Company's fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Losses
		(In Millions)
December 31, 2023:
U.S. Government	$1,037	$991	($46)
All other governments	663	622	(41)
U.S. states, territories, and possessions	102	91	(11)
U.S. political subdivisions of states, territories, and possessions	196	195	(1)
U.S. special revenue and special assessment obligations	2,017	1,887	(130)
Industrial and miscellaneous	54,965	50,771	(4,194)
Bank loans	2,276	2,245	(31)
Hybrid securities	23	21	(2)
LBASS:
Residential mortgage-backed securities (RMBS)	1,291	1,151	(140)
Commercial mortgage-backed securities (CMBS)	3,574	3,219	(355)
Other	12,543	12,123	(420)
Total	$78,687	$73,316	($5,371)

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Losses
		(In Millions)
December 31, 2022:
U.S. Government	$1,038	$985	($53)
All other governments	638	572	(66)
U.S. states, territories, and possessions	102	84	(18)
U.S. political subdivisions of states, territories, and possessions	213	203	(10)
U.S. special revenue and special assessment obligations	2,039	1,799	(240)
Industrial and miscellaneous	54,274	48,098	(6,176)
Bank loans	1,774	1,735	(39)
Hybrid securities	23	21	(2)
LBASS:
RMBS	1,400	1,228	(172)
CMBS	3,529	3,132	(397)
Other	9,513	8,805	(708)
Total	$74,543	$66,662	($7,881)

The book/adjusted carrying value and fair value of bonds, short-term investments and cash equivalents as of December 31, 2023, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$4,893	$4,849
Due after one year through five years	19,378	18,745
Due after five years through ten years	16,817	15,302
Due after ten years	20,191	17,927
	61,279	56,823
LBASS	17,408	16,493
Total	$78,687	$73,316

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Millions)
December 31, 2023:
U.S. Government			$640	$47	$640	$47
All other governments	$15		386	54	401	54
U.S. states, territories, and possessions			84	12	84	12
U.S. political subdivisions of states, territories, and possessions			116	6	116	6
U.S. special revenue and special assessment obligations	7		1,038	177	1,045	177
Industrial and miscellaneous	617	$10	41,604	4,563	42,221	4,573
Bank loans	824	16	578	26	1,402	42
Hybrid securities			17	4	17	4
LBASS:
RMBS	6		940	171	946	171
CMBS	355	6	2,035	356	2,390	362
Other	1,213	6	5,684	492	6,897	498
Total	$3,037	$38	$53,122	$5,908	$56,159	$5,946

December 31, 2022:
U.S. Government	$626	$32	$40	$23	$666	$55
All other governments	435	45	73	23	508	68
U.S. states, territories, and possessions	74	14	$10	$4	84	18
U.S. political subdivisions of states, territories, and possessions	150	13			150	13
U.S. special revenue and special assessment obligations	1,305	217	129	43	1,434	260
Industrial and miscellaneous	39,955	4,847	5,001	1,460	44,956	6,307
Bank loans	1,071	23	255	19	1,326	42
Hybrid securities			16	4	16	4
LBASS:
RMBS	380	29	659	174	1,039	203
CMBS	1,775	160	829	240	2,604	400
Other	5,324	411	1,907	324	7,231	735
Total	$51,095	$5,791	$8,919	$2,314	$60,014	$8,105

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary. The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bonds:
Industrial and miscellaneous		$13	$36
Issuer obligation	$2
Bank loans	8	1
LBASS	66	2	34
Mortgage loans	183	15
Real estate	12
Other invested assets	20	6	11
Total OTTI	$291	$37	$81

The following table presents all LBASS with an OTTI recognized during the year ended December 31, 2023, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

	Amortized Cost Before Current Period	Present Value of Projected	Recognized	Amortized Cost	Fair Value at	Date of Financial Statement When
Cusip	OTTI	Cash Flows	OTTI	after OTTI	time of OTTI	Reported
			(In Millions)
23312RAG0	$60	$49	$11	$49	$49	3/31/2023
23312RAG0	49		48			9/30/2023
23312RAJ4	3		3			9/30/2023
Total			$62

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2023			December 31, 2022
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
	(In Millions)				(In Millions)
Bank loans	1	$15	$12	1	$14	$11
LBASS	3	4	6	3	7	6
Total	4	$19	$18	4	$21	$17

Proceeds, gross gains, and gross losses recognized on sales of bonds were $1.7 billion, $3 million, and $33 million, respectively, for the year ended December 31, 2023. Proceeds, gross gains, and gross losses recognized on sales of bonds were $4.3 billion, $10 million, and $190 million, respectively, for the year ended December 31, 2022. Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.4 billion, $28 million, and $11 million, respectively, for the year ended December 31, 2021.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2023 and 2022, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The Company received prepayment penalties and acceleration of fees of $4 million, $28 million and $117 million from 97, 192 and 249 securities for the years ended December 31, 2023, 2022 and 2021, respectively.

SECURITIES LENDING

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2023. The borrower of the loaned securities is permitted to sell or repledge those securities. Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held. As of December 31, 2023 and 2022, there were no separate accounts securities lending arrangements.

For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2023 and 2022 was $3.2 billion and $4.2 billion, respectively. The Company recorded cash collateral received of $3.1 billion and $3.8 billion as of December 31, 2023 and 2022, respectively, and established a corresponding liability for the same amount, which is included in other liabilities. As of December 31, 2023 and 2022, the Company has not sold or repledged collateral received from securities lending agreements. The Company may occasionally utilize amounts from the cash collateral for short-term liquidity for general corporate purposes. As of December 31, 2023 and 2022, zero and $1.0 billion, respectively, were utilized for general corporate purposes.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows (In Millions):

	December 31, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Overnight and continuous
30 days or less	$1,396	$1,396	$928	$928
31-60 days			300	300
61 to 90 days	1,700	1,700	1,600	1,600
Total collateral reinvested	$3,096	$3,096	$2,828	$2,828

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in assets with a maturity date of 90 days or less.

REPURCHASE AGREEMENTS

In 2022, the Company entered into repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells bonds and receives cash in an amount equal to at least 102% of the estimated fair value of the bonds sold at the inception of the transaction, with a simultaneous agreement to repurchase such bonds at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash-held to the estimated fair value of the bonds sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Bonds sold under such transactions may be sold or re-pledged by the transferee. Income and expense associated with repurchase agreements are recorded in net investment income. The repurchase agreements are both tri-party and bilateral trades. The maximum amount outstanding under repurchase agreements during the year ended December 31, 2023 was $16 million, which had a maturity time frame of overnight. The maximum amount outstanding under repurchase agreements during the year ended December 31, 2022 was $10 million, which had a maturity time frame of 2 days to 1 week. There are no amounts outstanding under these agreements as of December 31, 2023 and 2022.

The maximum fair value of securities sold outstanding under secured borrowing agreements during the years ended December 31, 2023 and 2022 were $17 million and $10 million, respectively. There were no outstanding securities sold as of December 31, 2023 and 2022.

The maximum amount of cash collateral received and securities collateral liability under secured borrowing agreements during the years ended December 31, 2023 and 2022 were $16 million and $10 million, respectively. There was no outstanding cash collateral received outstanding as of December 31, 2023 and 2022. There was no outstanding securities collateral liability outstanding as of December 31, 2023 and 2022.

REVERSE REPURCHASE AGREEMENTS

The Company invests cash collateral received into reverse repurchase agreements as part of its securities lending program. The Company requires that all reverse repurchase agreements must be collateralized by United States (U.S.) Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%. For the securities lending program, reverse repurchase agreements had a maximum maturity of 90 days and are indemnified by the Company's securities lending agent against counterparty default. When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts and monitoring fair values daily.

In 2022, the Company entered into a reverse repurchase transaction commitment of $250 million with an unaffiliated financial institution. Under this agreement, the Company purchases U.S. Treasury Securities and loans cash, with a simultaneous agreement to resell such securities at a future date or on demand in an amount equal to the cash initially loaned plus interest. There were no amounts outstanding under this agreement as of December 31, 2023 and 2022. The reverse repurchase agreements used are both bilateral and tri-party trades.

The following tables present the maximum amount and ending value during and as of the periods presented of the allocation of reverse repurchase agreements by maturity (In Millions):

	Maximum Amount				Ending Balance
December 31, 2023	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Overnight and continuous	$500	$575	$600	$400	$300	$400	$300
30 days or less	3,170	2,610	2,970	1,900	1,535	1,610	1,210	$1,150
31-90 days	2,835	2,900	2,500	2,850	1,700	1,600	2,000	1,700

	Maximum Amount				Ending Balance
December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Overnight and continuous	$200	$250	$650	$200	$200		$150	$200
30 days or less	1,175	1,100	1,950	1,450	400	$250	200	200
31-90 days	2,925	3,175	2,875	4,250	2,925	2,675	2,125	1,900

The maximum and ending fair value of the bonds acquired under reverse repurchase-secured borrowings during the years 2023 and 2022 is as follows (In Millions). None of the bonds acquired were nonadmitted.

December 31, 2023	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$4,828	$4,722	$4,219	$3,906
Ending Balance	3,723	3,789	3,678	3,026

December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,800	$3,938	$4,836	$2,662
Ending Balance	3,750	3,117	2,617	2,442

The following table presents, by NAIC designation, the fair value of bonds acquired by the Company under reverse repurchase- secured borrowings as of December 31, 2023 and 2022 (In Millions):

	December 31,
	2023	2022
NAIC 1	$494	$947
NAIC 2	899	702
NAIC 3	609	242
NAIC 4	1,024	551
Total	$3,026	$2,442

The Company has not sold or acquired any securities that resulted in default.

The following tables present the aggregate allocation of collateral pledged of repurchase agreements by remaining contractual maturity (In Millions):

	December 31, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
30 days or less	$1,150	$1,150	$400	$400
31-90 days	1,700	1,700	1,900	1,900

The maximum amounts and ending balances of the cash collateral provided and recognized receivable for the return of collateral for reverse repurchase-secured borrowings during the years 2023 and 2022 is as follows (In Millions):

December 31, 2023	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,985	$3,990	$4,010	$3,710
Ending Balance	3,535	3,610	3,510	2,850

December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,850	$3,675	$3,675	$4,950
Ending Balance	3,525	2,925	2,475	2,300

The maximum amounts and ending balances of the recognized liability to return collateral for reverse repurchase-secured borrowing securities sold/acquired with cash collateral during the years 2023 and 2022 is as follows (In Millions):

December 31, 2023	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,985	$3,990	$4,010	$3,710
Ending Balance	3,535	3,610	3,510	2,850

December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,850	$3,675	$3,675	$4,950
Ending Balance	3,525	2,925	2,475	2,300

The Company did not have any transfers of financial assets accounted for as secured borrowings, excluding repurchase and reverse repurchase agreements disclosed above.

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate book/adjusted carrying value of working capital finance investments (WCFI) by designation as of December 31, 2023 and 2022.

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2023:		(In Millions)
WCFI Designation 1	$668		$668
WCFI Designation 2	482	$11	471
Total	$1,150	$11	$1,139

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2022:		(In Millions)
WCFI Designation 1	$764		$764
WCFI Designation 2	544		544
Total	$1,308	$—	$1,308

The table below presents the aggregate maturity distribution on the underlying working capital finance programs. The Company did not have any events of default on WCFI.

	Book/Adjusted Carrying Value
	December 31,
	2023	2022
	(In Millions)
Up to 180 days	$1,041	$1,256
181 to 365 days	109	52
Total	$1,150	$1,308

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2023:
Farm	7.35%	5.70%
Construction and land development	8.91%	7.81%
Commercial	8.22%	6.11%

Year Ended December 31, 2022:
Farm	6.10%	3.15%
Construction and land development	5.37%	5.37%
Commercial	7.10%	2.05%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 99% and 100% as of December 31, 2023 and 2022, respectively.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2023:			(In Millions)
Current	$947	$232	$17,042	$107	$18,328
30-59 days past due	5		32		37
60-89 days past due	4		225		229
90-179 days past due					—
180+ days past due	13		41		54
Total	$969	$232	$17,340	$107	$18,648

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$19		$936	$107	$1,062

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2022:			(In Millions)
Current	$980	$236	$17,690	$107	$19,013
30-59 days past due					—
60-89 days past due					—
90-179 days past due	2				2
180+ days past due	13				13
Total	$995	$236	$17,690	$107	$19,028

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$20		$1,110	$107	$1,237

(1)	Excluded from the Commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A. The total amounts were $2.8 billion and $2.9 billion as of December 31, 2023 and 2022, respectively.

The Company's investment in impaired commercial mortgage loans was $374 million and $72 million as of December 31, 2023 and 2022, respectively. Information on the Company's impaired commercial mortgage loans is as follows:

	Years Ended December 31,
	2023	2022	2021
		(In Millions)
Impairment loss recorded	$183	$15
Average recorded investment	112	46	$20
Interest income recognized	22	4	3
Recorded investment on nonaccrual status	73
Mortgage loans derecognized as a result of foreclosure	30
Real estate collateral recognized as a result of foreclosure	30

The Company's mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans book/adjusted carrying value were as follows (In Millions):

	December 31,		December 31,
	2023		2022
California	$4,263	California	$4,108
Illinois	1,393	Illinois	1,444
Texas	1,324	Texas	1,351
Massachusetts	1,280	Massachusetts	1,243
Washington	1,247	Washington	1,136
Georgia	881	New York	969
New York	713	Georgia	869
New Jersey	712	District of Columbia	794
Florida	678	Virginia	774
District of Columbia	634	New Jersey	719
All other	5,523	All other	5,621
Total	$18,648	Total	$19,028

As of December 31, 2023 and 2022, the largest carrying amount of one single commercial loan in California, the state with the highest geographical distribution, was $459 million or 2% and $440 million or 2% of the mortgage loan carrying value, respectively. This loan was secured by apartment buildings.

As of December 31, 2023, the largest total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $639 million and 3% of the mortgage loan carrying value. As of December 31, 2023, these loans were located in various states and were mainly secured by apartment buildings. As of December 31, 2022, the largest total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $622 million and 3% of the mortgage loan carrying value. As of December 31, 2022, these loans were located in various states and were mainly secured by apartment buildings.

For the years ended December 31, 2023, 2022 and 2021, the Company recognized in net investment income prepayment income of $4 million, $57 million and $30 million, respectively, from early pay off mortgage loans.

The Company reviews the performance and credit quality of commercial mortgage loans on an on-going basis, including loan payment delinquencies and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DCR) and loan-to-value (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DCR. The DCR and LTV ratios are updated routinely.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern. Loans in the No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. There may be disputes between the borrower and contractors. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength. This includes troubled debt restructurings (TDR) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief. There may be disputes between the borrower and contractors. Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk. Likelihood for TDR, impairment and loss is increased. This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/ or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The following tables set forth mortgage loan credit levels as of December 31, 2023 and 2022 ($ In Millions):

					December 31, 2023
			Level 1		Level 2		Level 3
			Minimal Credit		Moderate Credit		Significant Credit
	No Credit Concern		Concern		Concern		Concern		Total
	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$969	1.50							$969	1.50
Apartment	4,955	1.58							4,955	1.58
Golf course	10	2.21	$3	0.73					13	1.84
Industrial	878	2.47							878	2.47
Lodging	973	3.19	177	1.27					1,150	2.89
Mobile home park	238	3.02							238	3.02
Office	3,465	2.02			$60	1.62	$333	1.24	3,858	1.94
Residential	39	1.87							39	1.87
Retail	2,686	1.95			225	1.34	373	0.66	3,284	1.76
Construction (1)	3,108		43		113				3,264
Total	$17,321	1.94	$223	1.26	$398	1.40	$706	0.93	$18,648	1.88

					December 31, 2022
			Level 1		Level 2		Level 3
			Minimal Credit		Moderate Credit		Significant Credit
	No Credit Concern		Concern		Concern		Concern		Total
	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$995	2.23							$995	2.23
Apartment	4,969	1.72							4,969	1.72
Golf course	41	3.64	$4	0.80					45	3.37
Industrial	828	2.24							828	2.24
Lodging	1,064	3.19	77	1.60	$160	1.12			1,301	2.85
Mobile home park	239	3.27							239	3.27
Office	4,199	2.08			60	2.98	$72	1.08	4,331	2.07
Residential	41	2.17							41	2.17
Retail	2,335	1.99	225	1.55			512	0.83	3,072	1.76
Construction (1)	3,050		42		115				3,207
Total	$17,761	2.07	$348	1.55	$335	1.63	$584	0.86	$19,028	2.01

(1)	Performance and credit quality does not consider DCRs for Construction loans. These loans are reviewed based on LTV, loan payment performance, and the construction progress and related costs for the underlying collateral project.

DEBT RESTRUCTURING

As of December 31, 2023 and 2022, the Company had investments in restructured loans and bonds of $333 million and $19 million, respectively. The realized capital losses related to these loans and bonds were zero, zero and $31 million for the years ended December 31, 2023, 2022 and 2021, respectively.

During the year ended December 31, 2023, the Company modified two mortgage loans with a total carrying value of $323 million. The Company granted two term extensions on one of the loans with a carrying value of $291 million during the year ended December 31, 2023. The first modification extended the maturity date by five months, and the second modification further extended the maturity date by two months.The loan will mature in 2024. The Company granted a term extension of four months on the other loan with a carrying value of $32 million during the year ended December 31, 2023. This loan is in the process of foreclosure. The modifications qualified as TDRs, and a total impairment loss of $38 million was recorded. There were no TDRs during the years ended December 31, 2022 and 2021.

JOINT VENTURES, PARTNERSHIPS AND LLCS

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2023 and 2022. For impaired investments in joint ventures, partnerships and limited liability companies, the Company recorded write downs of $20 million, $5 million and $11 million on 11, 4 and 6 investments during the years ended December 31, 2023, 2022 and 2021, respectively, based upon lower estimated future cash flows.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company's financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2023 and 2022:

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2023:			(In Millions)
Assets:
Bonds:
Issuer obligations			$7		$7
Preferred stocks:
Industrial and miscellaneous			1		1
Common stocks:
Industrial and miscellaneous	$51		65		116
Affiliates (1)	26				26
Total common stocks	77	—	65	—	142

Derivatives:
Foreign currency and interest rate swaps		$336			336
Equity derivatives	36		2,093		2,129
Total derivatives	36	336	2,093	—	2,465
Other invested assets			169		169
Separate account assets (2)	58,754			$1,193	59,947
Total	$58,867	$336	$2,335	$1,193	$62,731

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$857			$857
Equity derivatives			$17		17
Total	$—	$857	$17	$—	$874

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2022:			(In Millions)
Assets:
Bonds:
Issuer obligations			$14		$14
LBASS			4		4
Total bonds	—	—	18	—	18
Preferred stocks:
Industrial and miscellaneous			4		4
Common stocks:
Industrial and miscellaneous			65		65
Affiliates (1)	$130				130
Total common stocks	130	—	65	—	195

Derivatives:
Foreign currency and interest rate swaps		$459			459
Equity derivatives	52		880		932
Total derivatives	52	459	880	—	1,391
Other invested assets			116		116
Separate account assets (2)	53,895			$849	54,744
Total	$54,077	$459	$1,083	$849	$56,468

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$452			$452
Equity derivatives			$3		3
Total	$—	$452	$3	$—	$455

(1) Consists of mutual funds managed by affiliated entities.

(2) Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS, COMMON STOCKS AND OTHER INVESTED ASSETS

The fair values of bonds, residual tranches (reported in Other Invested Assets), preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency, interest rate swaps, equity options and equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. The Company accounts for certain derivatives that are designated as cash flow hedges in the same manner as the hedged liability, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

The fair value of assets in the Separate Accounts in Level 2 consists of bonds based on the valuation methods described above in Bonds, Preferred Stocks, Common Stocks and Other Invested Assets. The fair value of assets in the Separate Accounts in Level 3 consist of bonds based on valuation methods described in Bonds, Preferred Stocks, Common Stocks and Other Invested Assets and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually and annually. The remaining lockup period ranges from zero to 39 months as of December 31, 2023. There are no unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2023.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

						Total Gains or (Losses)
	January 1,	Transfers Into		Transfers Out		Included in	Included in				December 31,
	2023	Level 3 (1)		of Level 3 (1)		Net Income	Surplus	Purchases	Sales	Settlements	2023

	(In Millions)
Bonds
Issuer
Obligations	$14	$17	(2)	($19)	(3)		($1)			($4)	$7
LBASS	4			(4)	(2)
Preferred stocks
Industrial and
Misc	4						(3)				1
Common stocks
Industrial and
Misc	65					5		56	($59)	(2)	65
Money Market
Funds		7	(2)	($8)	(4)	1
Derivatives, net	877					727	249	1,154		(931)	2,076
Other invested
assets	116					(14)	20	168	(117)	(4)	169
Total	$1,080	$24		($31)		$719	$265	$1,378	($176)	($941)	$2,318

						Total Gains or (Losses)
	January 1,	Transfers Into		Transfers Out		Included in	Included in				December 31,
	2022	Level 3 (1)		of Level 3 (1)		Net Loss	Surplus	Purchases	Sales	Settlements	2022

	(In Millions)
Bonds
Issuer
Obligations		$25	(2)			($13)	$3			($1)	$14
LBASS	$103	40	(2)	($116)	(5)	(11)	(16)	$7		(3)	4
Preferred stocks	1						(2)	5			4
Common stocks	22					5		154	($116)		65
Derivatives, net	1,906					(672)	(333)	561		(585)	877
Other invested
assets		116	(5)								116
Total	$2,032	$181		($116)		($691)	($348)	$727	($116)	($589)	$1,080

(1) Transfers in and/or out are recognized at the end of each quarter.

(2) Transferred into/out of Level 3 due to carrying value adjustments down to fair value and reclassifications to Issuer Obligations.

(3) Transferred out of Level 3 due to changes in fair value.

(4) Transferred out of Level 3 due to changes in classification.

(5) Transferred into/out of Level 3 due to reclassification from LBASS to Other Invested Assets.

The book/adjusted carrying values and fair values of the Company's financial instruments are presented in the following table:

	December 31, 2023
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$71,551	$76,921		$64,220	$7,331
Preferred stocks	1	1			1
Common stocks (1)	143	142	$77		66
Mortgage loans	16,238	18,648			16,238
Cash, cash equivalents and short-term investments	3,018	3,018	2,941	22	55
Contract loans	8,187	8,187			8,187
Derivatives, net	1,149	1,612	36	(962)	2,075
Securities lending reinvested collateral assets	3,096	3,096		3,096
Other invested assets (1)	1,523	1,563		1,323	200
Separate account assets	65,143	65,576	58,753	4,386	811	$1,193
Liabilities:
Liability for deposit-type contracts (2)	21,669	21,914		15,964	5,705
Separate account liability for deposit-type contracts	6	6			6

	December 31, 2022
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$65,965	$73,845		$61,162	$4,803
Preferred stocks	4	4			4
Common stocks (1)	195	195	$130		65
Mortgage loans	16,705	19,028			16,705
Cash, cash equivalents and short-term investments	888	888	855	19	14
Contract loans	7,597	7,597			7,597
Derivatives, net	(166)	215	52	(1,095)	877
Securities lending reinvested collateral assets	2,828	2,828		2,828
Other invested assets (1)	1,643	1,692		1,496	147
Separate account assets	58,012	58,636	53,895	2,756	512	$849
Liabilities:
Liability for deposit-type contracts (2)	17,856	18,503		13,138	4,718
Separate account liability for deposit-type contracts	5	5			5

(1) Excludes investments accounted for under the equity method.

(2) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued, derivatives collateral receivable and payable and payable for securities lending. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

FAIR VALUE MEASUREMENT

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2023 and 2022:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their book/adjusted carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse purchase agreements have fair values that approximate their book/adjusted carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract's cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers and WCFIs that are NAIC rated 1 or 2. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk and the use of observable inputs, such as quoted prices for identical or similar instruments from third-party pricing services. The fair value of deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying value.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

5.	DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company's derivative instruments by derivative type. Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
	(In Millions)
December 31, 2023:
Equity call options	$26,853	$2,077	$2,077
Foreign currency swaps	8,807	197	136
Interest rate swaps	9,294	(696)	(1,098)
Equity total return swaps	160	(2)	(2)
Equity futures	3,129	36	36
Total	$48,243	$1,612	$1,149

December 31, 2022:
Equity call options	$24,922	$877	$877
Foreign currency swaps	6,290	151	151
Interest rate swaps	11,018	(865)	(1,246)
Equity total return swaps	136
Equity futures	3,657	52	52
Total	$46,023	$215	($166)

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

COLLATERAL

For OTC and OTC-cleared derivatives, the Company pledges and receives cash and asset collateral. Cash collateral received from counterparties was $1.5 billion and $185 million as of December 31, 2023 and 2022, respectively. Cash collateral pledged to counterparties was $344 million and $682 million as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, the Company had also accepted collateral, consisting of various securities, with a fair value of $44 million and zero, respectively, which are held in separate custodial accounts. As of December 31, 2023 and 2022, none of this collateral had been repledged.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. The Company pledged cash and assets to satisfy this collateral requirement. Cash pledged for initial margin was $36 million and $52 million as of December 31, 2023 and 2022, respectively. Assets pledged to satisfy this requirement for initial margin had a fair value of $118 million and $187 million as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, the Company provided collateral in the form of various securities with a carrying value of $1.0 billion and $1.4 billion, respectively, which are included in bonds. The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

The Company utilizes foreign currency interest rate swap agreements to convert floating foreign denominated liabilities to floating U.S. dollar liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.

For the years ended December 31, 2023, 2022 and 2021, $841 million, $728 million and $554 million, respectively, of option premium expense recorded in net investment income for equity options hedging indexed life insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2023, 2022 and 2021, the Company recorded $30 million, $36 million and $15 million, respectively, in unrealized capital gain resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to U.S. dollar fixed liabilities.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 39 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps, exchange-traded futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity call options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index. These equity call option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities.

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value		Ending Fair Value
	Years Ended December 31,		as of December 31,
	2023	2022	2023		2022
			Asset	Liability	Asset	Liability
			(In Millions)
Equity call options	$236	$184	$349		$103
Equity total return swaps	(2)	1		$2
Equity futures	44	79	36		52
Foreign currency swaps	232	210	297	121	271	$18
Interest rate swaps	(137)	(228)	29	150	39	181
Equity put options	1
Total	$374	$246	$711	$273	$465	$199

The following table summarizes the surplus and net realized capital gains (losses) impact on derivative instruments not designated as hedging instruments:

	Years Ended December 31,			Years Ended December 31,
	2023	2022	2021	2023	2022	2021
	Surplus			Net Realized Capital Gains (Losses)

	(In Millions)
Equity total return swaps	($2)	$2	($2)
Equity futures	(163)	104	15	($201)	$233	($416)
Foreign currency swaps	(80)	94	25		128	69
Interest rate swaps	(1)	3	(165)	(8)	(1,100)
Equity call options	250	(336)	(36)	164	132	769
Equity put options			(1)
Total	$4	($133)	($164)	($45)	($607)	$422

For the years ended December 31, 2023, 2022 and 2021, net losses from periodic net settlements and amortization recorded in net investment income were $271 million, $188 million and $176 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Millions):

Years Ending December 31:	Premium Payments Due (1)
2024	$282
2025	50
2026	49
2027	123
Thereafter	26
Total undiscounted future settled premium commitments	$530

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

	Years Ended December 31,
	2023	2022
	(In Millions)
Undiscounted future premium commitments	$530	$1,067
Equity call option fair value	697	774
Equity call option fair value excluding impact of discounted future settled premiums	697	774

DERIVATIVES DESIGNATED AS HEDGING UNDER SSAP NO. 108

The hedged obligation consists of a portion of the Company's guaranteed benefits on variable annuity contracts, including related minimum benefit guarantees that is sensitive to interest rate movement. Changes in interest rates impact the present value of future product cash flows (discount rate), as well as the value of the investments comprising the account value to be assessed against the guarantee. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged.

Interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives, such as treasury futures, interest rate swaps, interest rate swaptions or treasury caps/floors. The Company entered into this hedging relationship effective January 1, 2022 and no changes have been made to the hedging strategy since inception. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2023.

The following table summarizes the scheduled amortization for the recognition of gains/losses and deferred assets and liabilities (In Millions):

Amortization Year	Deferred Assets	Deferred Liabilities
2024	$27
2025	27
2026	27
2027	27
2028 and thereafter	106
Total	$214	$—

The following table presents the rollforward of future amortization and total deferred balance (In Millions):

	December 31,
	2023	2022
Prior year total deferred balance	$328
Current year amortization	(38)	($19)
Current year deferred recognition	(76)	347
Ending deferred balance	$214	$328

The following table presents the open derivative removed from SSAP No. 108 and captured in scope of SSAP No. 86 (In Millions):

	December 31,
	2023	2022
Total derivative fair value change	$7	($26)
Change in fair value reflected as a deferred asset/liability under SSAP No. 108	(4)	24
Unrealized gain/loss recognized for derivative under SSAP No. 86	$3	($2)

The following table presents the open derivative removed from SSAP No. 86 and captured in scope of SSAP No. 108 (In Millions):

	December 31,
	2023	2022
Total derivative fair value change	$6	($271)
Unrealized gain/loss recognized prior to reclassification to SSAP No. 108		43
Fair value changes available for applicants under SSAP No. 108	$6	($228)

The Company did not have any hedging strategies no longer identified as highly effective previously captured within the scope of SSAP No. 108. The Company did not elect to terminate the hedging strategy and/or discontinue the special accounting provisions permitted within SSAP No. 108.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of nonperformance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2023 and 2022, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2023, 2022 and 2021. The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

6.	INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2023			December 31, 2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Millions)			(In Millions)
Gross deferred tax assets	$1,676	$81	$1,757	$1,118	$106	$1,224
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	1,676	81	1,757	1,118	106	1,224
Deferred tax assets nonadmitted	337		337	435		435
Net admitted deferred tax asset	1,339	81	1,420	683	106	789
Deferred tax liabilities	125	549	674	132	$323	455
Net admitted deferred tax asset (net deferred tax liability)	$1,214	($468)	$746	$551	($217)	$334
				Change during 2023
				Ordinary	Capital	Total
					(In Millions)
Gross deferred tax assets				$558	($25)	$533
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets				558	(25)	533
Deferred tax assets nonadmitted				(98)		(98)
Net admitted deferred tax asset				656	(25)	631
Deferred tax liabilities				(7)	226	219
Net admitted deferred tax asset (net deferred tax liability)				$663	($251)	$412

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2023			December 31, 2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	$746		$746	$334		$334
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	746		746	334		334
Adjusted gross deferred tax assets allowed per limitation threshold			1,656			1,703
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	125	$549	674	132	$323	455
Deferred tax assets admitted as the result of application of SSAP No. 101	$871	$549	$1,420	$466	$323	$789

	Change during 2023
	Ordinary	Capital	Total
	(In Millions)

Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	412		412
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	412		412
Adjusted gross deferred tax assets allowed per limitation threshold			(47)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	(7)	$226	219
Deferred tax assets admitted as the result of application of SSAP No. 101	$405	$226	$631

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Millions):

	December 31,
	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,017%	973%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$11,037	$11,357

The impacts of tax planning strategies as of December 31, 2023 and 2022 are as follows ($ In Millions):

	December 31, 2023
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,676	$81
Percent of total adjusted gross deferred tax assets	0%	0%
Net admitted adjusted gross deferred tax assets	$1,339	$81
Percent of total net admitted adjusted gross deferred tax assets	0%	0%
	December 31, 2022
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,118	$106
Percent of total adjusted gross deferred tax assets	0%	0%
Net admitted adjusted gross deferred tax assets	$683	$106
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company's tax planning strategies do not include the use of reinsurance as of December 31, 2023 and 2022.

Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2023	2022	2021	2023-2022	2022-2021
	(In Millions)
Federal income tax expense (benefit)	($26)	$9	$210	($35)	($201)
Federal income taxes on net capital gains (loss)	57	22	(7)	35	29
Other	5			5	—
Federal income tax expense (benefit)	$36	$31	$203	$5	($172)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows.

	December 31,
Deferred tax assets:	2023	2022	Change
Ordinary:	(In Millions)
Policyholder reserves	$753	$486	$267
Deferred acquisition costs	549	501	48
Tax credit carryforward	255	34	221
Compensation and benefits accrual	74	72	2
Fixed assets	32	11	21
Policyholder dividend accruals	2	2
Other	11	12	(1)
Total	1,676	1,118	558
Statutory valuation allowance adjustment
Nonadmitted	337	435	(98)
Admitted ordinary deferred tax assets	1,339	683	656
Capital:
Investments	81	106	(25)
Admitted capital deferred tax assets	81	106	(25)

Admitted deferred tax assets	1,420	789	631
Deferred tax liabilities:
Ordinary:
Investments	118	126	(8)
Fixed assets			—
Other	7	6	1
Total deferred tax liabilities	125	132	(7)
Capital:
Investments	549	323	226
Total	549	323	226
Deferred tax liabilities	674	455	219
Net admitted deferred tax assets	$746	$334	$412

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2023	2022	Change
	(In Millions)
Total deferred tax assets	$1,756	$1,224	$532
Total deferred tax liabilities	674	455	219
Net deferred tax asset	$1,082	$769	313
Tax effect of unrealized activities			2
Change in net deferred income tax			315
Solar energy tax credits not reflected in change in net deferred income tax			(221)
Change in net operating deferred income tax			$94

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2023	2022	2021
		(In Millions)
Provision computed at statutory rate	$1	$11	$225
Tax impact from affiliates	(3)	19	41
Benefit of NOL carryback under CARES Act			(18)
Tax impact from surplus activities	(20)	(13)
Foreign tax reclaims	5
Prior year tax adjustments	(8)
Tax credits	(18)	(17)	(21)
Taxes allocated under tax sharing agreement	(19)	(23)	(24)
Dividend received deduction	(26)	(31)	(33)
Tax impact from derivative gains (losses) from surplus	46	(112)	(43)
Other	(16)	(7)	(12)
Total statutory income tax	($58)	($173)	$115
Federal income tax expense (benefit)	$36	$31	$203
Change in net deferred income taxes	(94)	(204)	(88)
Total statutory income tax	($58)	($173)	$115

The Company has no low income housing and foreign tax credit carryforwards. The Company has a $255 million solar tax credit that originated in 2023 and will expire in 2043. The Company had no Alternative Minimum Tax credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs. The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Millions):

	Ordinary	Capital
2023 estimated
2022		$29
2021		79

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2023.

The Company's policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes. During the years ended December 31, 2023, 2022 and 2021, the Company paid an immaterial amount of interest and penalties to state tax authorities.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. In Q4 2023, the Company was notified that the exam for tax years ended December 31, 2019, 2020, and 2021 would commence in January 2024. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

The Inflation Reduction Act enacted on August 16, 2022 is effective January 1, 2023 and imposes a 15% CAMT on corporations with three-year average adjusted financial statement income over $1.0 billion. The CAMT is payable to the extent the CAMT liability exceeds the regular corporate income tax liability; however, any CAMT paid would be available as a credit with indefinite carryover that could reduce future regular tax in excess of CAMT.

Following the guidance of Statutory Accounting Principles Working Group INT 23-03, the Company has determined that it is a nonapplicable reporting entity as the consolidated group of corporations of which the Company is a member does not expect to be subject to the CAMT in 2023. The Company expects to be subject to the CAMT after 2023; however, the Company has not determined if it expects to be liable for the CAMT. Accordingly, the year ended December 31, 2023 financial statements - statutory basis do not include an estimated impact of the CAMT.

7.	BORROWED MONEY

The Company maintains a commercial paper program with available borrowings up to $1.0 billion and $700 million as of December 31, 2023 and December 31, 2022, respectively. There was no commercial paper debt outstanding as of December 31, 2023 and 2022. The Company maintains a $1.0 billion senior revolving credit facility available to both borrowers (the Company and Pacific LifeCorp) up to the full commitment amount with a maturity date of June 2026. This facility serves as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of December 31, 2023 and 2022. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2023.

The Company maintains a reverse repurchase line of credit with an unaffiliated financial institution. There was no debt outstanding in connection with this line of credit as of December 31, 2023 and 2022.

The Company is a member of the FHLB of Topeka. The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements, debt covenant restrictions and insurance laws and regulations. The Company's estimated maximum borrowing capacity (after taking into account required collateralization levels) was $6.0 billion and $3.5 billion as of December 31, 2023 and 2022, respectively. However, asset eligibility determination is subject to the FHLB's discretion and to the availability of qualifying assets at the Company. The Company received advances under short-term debt arrangements to provide for additional liquidity, which were accounted for as borrowed money under SSAP No. 15, Debt and Holding Company Obligations. There was no debt outstanding with the FHLB as of December 31, 2023 and 2022.

Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread business. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. The funding agreement liabilities are included in liability for deposit-type contracts.

The collateral pledged to the FHLB is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	December 31, 2023			December 31, 2022
	(In Millions)
General Account: (1)
Total collateral pledged	$8,193	$9,271	$1,424	$4,747	$5,289	$1,342
Maximum collateral pledged	8,193	9,271	1,424	4,758	5,299	1,556

(1)  In 2023, the Company entered into a Subsidiary Collateral and Security Agreement with PAH to pledge certain affiliate collateral to the FHLB on behalf of the Company.

The amount borrowed from the FHLB as of December 31, 2023 and 2022 is as follows (In Millions):

	General Account	Funding Agreement Reserves Established	General Account	Funding Agreement Reserves Established
	December 31, 2023		December 31, 2022
Debt
Funding agreements	$1,424	$1,429	$1,342	$1,347
Total	$1,424	$1,429	$1,342	$1,347

The maximum borrowing from FHLB during the years ended December 31, 2023 and 2022 is as follows (In Millions):

	General Account
	Years Ended December 31,
	2023	2022
Debt	$540	$887
Funding agreements	1,457	1,386
Total	$1,997	$2,273

The Company's debt borrowings from FHLB are not subject to prepayment obligations. The Company's funding agreements with the FHLB are subject to prepayment obligations.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2023 and 2022, the Company held $66 million and $62 million, respectively, of FHLB of Topeka stock, primarily consisting of membership Class B stock, which is recorded in common stock. None of the membership stock is eligible for redemption.

8.	CAPITAL AND SURPLUS

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2023 statutory results, the Company could pay up to $746 million in dividends in 2024 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

No dividends were paid during the years ended December 31, 2023 and 2022. During the year ended December 31, 2021, the Company paid an ordinary dividend in the form of cash and bonds to Pacific LifeCorp of $450 million.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2023 and 2022 was $682 million and $590 million, respectively.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2023	2022
	(In Millions)
1993 Surplus Notes		$134
2009 Surplus Notes	$300	300
2013 Surplus Note	406	405
2017 Surplus Notes	749	749
Total surplus notes	$1,455	$1,588

1993 Surplus Notes:

In December 1993, the Company issued Contribution Certificates, also referred to as surplus notes (1993 Surplus Notes) in the principal amount of $150 million for net cash proceeds of approximately $147 million at an interest rate of 7.90% December 2023. Interest was payable semiannually on June 30 and December 30. Prior to the maturity of these surplus notes, total interest and principal paid on a cumulative basis was $352 million and $150 million, respectively, as of December 31, 2023. Interest paid on the 1993 Surplus Notes amounted to $11 million for the years ended December 31, 2023, 2022 and 2021 respectively, and is included in net investment income. Prior to the maturity of these surplus notes, there was zero principal paid during the years ended December 31, 2022 and 2021. In December 2023, with the approval of the NE DOI, the Company repaid the full $134 million. The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR). During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and were amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method. As of December 31, 2023, all deferred gains were amortized into income. Amortization totaled $5 million for the years ended December 31, 2023, 2022 and 2021.

The 1993 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Merrill Lynch & Co., Goldman Sachs & Co., and J.P. Morgan Securities, Inc., and were administered by JPMorgan Chase Bank.

2009 Surplus Notes:

In June 2009, the Company issued $1 billion of surplus notes at a fixed interest rate of 9.25%, maturing in June 2039 (2009 Surplus Notes). Interest is payable semiannually on June 15 and December 15. Total interest and principal paid on a cumulative basis was and $1.1 billion and $700 million, respectively, as of December 31, 2023. Interest paid on the 2009 Surplus Notes amounted to $28 million, $63 million and $36 million for the years ended December 31, 2023, 2022 and 2021, respectively, and is included in net investment income. During the year ended December 31, 2023, no principal was paid. In September 2022, with the approval of the Director of the NE DOI, the Company repurchased and retired $85 million of the 2009 Surplus Notes. There was no principal paid during the year ended December 31, 2021. The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption. The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method. As of December 31, 2023, total unamortized gains were $84 million. Amortization totaled $3 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman Sachs & Co., UBS Investment Bank and Wachovia Securities. U.S. Bank has been appointed as fiscal agent to act as registrar, principal paying agent and transfer agent with respect to the 2009 Surplus Notes. The 2009 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

2013 Surplus Note:

In January 2013, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing in January 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Total interest and principal paid on a cumulative basis was $242 million and $90 million, respectively, as of December 31, 2023. Interest paid on the 2013 Surplus Note amounted to $21 million, $20 million and $21 million for the years ended December 31, 2023, 2022 and 2021, respectively, and is included in net investment income. There was no principal paid during the years ended December 31, 2023, 2022 and 2021.

2017 Surplus Notes:

In October 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing in October 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%. The loan agreement contains fallback language in the event LIBOR becomes unavailable. Interest is payable semiannually on April 24 and October 24 until and including October of 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048. Total interest and principal paid on a cumulative basis was $193 million and zero, respectively, as of December 31, 2023. Interest paid on the 2017 Surplus Notes amounted to $32 million for the years ended December 31, 2023, 2022 and 2021, and is included in net investment income. There was no principal paid during the years ended December 31, 2023, 2022 and 2021.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Barclays, Citigroup, Credit Suisse, Wells Fargo Securities, and Goldman Sachs & Co. LLC. The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption. Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.

9.	REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks, and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers, or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. The amounts included in revenue adjustments on reinsurance ceded primarily represent ceded current and future policy benefits, net investment income, and net realized capital gains (losses) less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2023, 2022 and 2021, premiums assumed were $1.0 billion, $1.2 billion and $2.5 billion, and premiums ceded were $12.7 billion, $2.6 billion and $1.8 billion, respectively. As of December 31, 2023 and 2022, reserve credits recorded on ceded reinsurance were $17.1 billion and $5.7 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $355 million and $194 million as of December 31, 2023 and 2022, respectively. Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $334 million and $387 million as of December 31, 2023 and 2022, respectively.

The Company had ceded and assumed reinsurance contracts in place with Scottish Re (U.S.), Inc. (Scottish Re), a reinsurer whose financial stability deteriorated. In March 2019, Scottish Re's domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer. In July 2023, the court granted a liquidation order for Scottish Re, which terminated the reinsurance contracts as of September 30, 2023. For the year ended December 31, 2023, the Company wrote off $39 million of claims incurred and $3 million of other for uncollectible reinsurance from Scottish Re. The impairment was reported in the statements of operations - statutory basis and was reclassified from a change in nonadmitted assets on the statements of capital and surplus - statutory basis. Therefore, there was no impact on total capital and surplus as of December 31, 2023. As of December 31, 2023, timing of expected settlements of the reinsurance recoverables is not certain. The Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company's financial statements - statutory basis as of December 31, 2023.

Scottish Re's reinsurance recoverable amounts from paid claims incurred prior to the reinsurance contract cancellation and which are not in dispute were $14 million as of December 31, 2023 and are reported in other assets. Total amounts recoverable from Scottish Re's estate for claims incurred before the reinsurance contract cancellation and other amounts expected to be recovered were $2 million and $10 million, respectively, as of December 31, 2023 and were nonadmitted. The net amount owed to Scottish Re’s estate was $53 million as of December 31, 2023, consisting of $62 million of contract claims reported in other liabilities and $9 million of uncollected premiums reported in other assets.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group's reinsurance company. Premiums ceded to this producer group amounted to $423 million, $423 million and $371 million for the years ended December 31, 2023, 2022 and 2021, respectively. Direct premiums written or produced by this producer group amounted to $409 million, $319 million and $146 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $2.3 billion and $2.7 billion as of December 31, 2023 and 2022, respectively. On September 15, 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company, effective December 31, 2023. The reinsurance will be on a coinsurance basis in respect of the Coinsurance Benefits under the Coinsured Policies and on a Yearly Renewable Term (YRT) basis in respect of the YRT Benefits under the YRT Reinsured Policies. The amount of reserve credits taken for new agreements or amendments to existing agreements, which included policies or contracts that were in force or which had existing reserves established by the Company, was $11.3 billion as of December 31, 2023.

The Company entered into a YRT reinsurance agreement with Swiss Re effective January 1, 2023, through which the Company cedes mortality risk on a certain block of permanent business.

Effective April 1, 2023, the Company entered into an agreement with Security Life of Denver Insurance Company (SLD) to recapture two coinsurance/YRT agreements ceding varying amounts of mortality risk related to specific life business. The coinsurance/YRT reserves recaptured were $354 million, reported in current and future policy benefits, and the assets received were $215 million, reported in premiums and annuity considerations.

CEDED AFFILIATED REINSURANCE

The Company cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party excess of loss reinsurance agreement or note facilities. As of December 31, 2023 and 2022, the Company’s total statutory reserve credit was $3.6 billion and $3.4 billion, respectively, which was partially supported by third-party excess of loss reinsurance agreement and note facilities.

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska. The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

The Company has reinsurance agreements with RGBM, a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, through which the Company retrocedes statutory reserves for a majority of the underlying YRT treaties on a 100% coinsurance basis to RGBM.

The Company has assumed reinsurance agreements with affiliated reinsurer Pacific Life Re International Limited UK Branch (RIBM UK) through which the Company provides two longevity reinsurance solutions associated with individual annuities and pension schemes. Reserves assumed through this agreement totaled $2.7 billion and $2.1 billion as of December 31, 2023 and 2022, respectively.

The Company executed a single reinsurance agreement subject to the requirements of NAIC Actuarial Guideline 48. The reinsurance agreement with PBRC was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019. For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis. Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement. As of December 31, 2023 and 2022, the Company did not have any non-zero Primary Security Shortfalls.

The Company has policies issued that have been reinsured by Union Hamilton Reinsurance, Ltd., which is chartered in a country other than the U.S. that is owned in excess of 10% by a person not primarily engaged in the insurance business. Union Hamilton Reinsurance, Ltd., a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company, provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

10.	EMPLOYEE BENEFIT PLANS

PENSION PLAN

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non- qualified defined benefit plan. As of December 31, 2023 and 2022, the benefit obligation and total liability recognized were $80 million. The accrued benefit costs were $64 million and $62 million and the liability for pension benefits was $16 million and $18 million as of December 31, 2023 and 2022, respectively. The fair value of plan assets as of December 31, 2023 and 2022 was zero.

The following is a summary of pension benefits as of December 31, 2023 and 2022:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)

Total net periodic benefit cost	$14	$8	$9

	December 31,
	2023	2022
	(In Millions)
Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost	$1	$1
Net recognized gains or losses	$16	$17

Weighted average assumptions are as follows:

	Years Ended December 31,
Net Periodic Benefit Costs:	2023	2022	2021
Weighted average discount rate	5.30%	2.55%	2.05%
Interest crediting rates /Pre-1994 Retiree Reimbursement Agreement (RRA) subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.00%	2.75%	2.40%

	December 31,
	2023	2022
Projected Benefit Obligations:
Weighted average discount rate	5.65%	5.30%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.45%	5.00%

The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the pension and postretirement plans for the years ending December 31 (In Millions):

2024	2025	2026	2027	2028	2029 through 2033
$6	$7	$7	$8	$8	$47

POSTRETIREMENT BENEFIT PLAN

The Company provides a postretirement defined benefit health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents. As of December 31, 2023 and 2022, the benefit obligation and total liability recognized were $3 million and $4 million, respectively. The accrued benefit costs were $5 million and $6 million and the liability for pension benefits was ($2) million as of December 31, 2023 and 2022. The fair value of the plan assets as of December 31, 2023 and 2022 was zero. The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $51 million, $47 million and $41 million for the years ended December 31, 2023, 2022 and 2021, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2023 and 2022, the deferred amounts were $166 million and $145 million, respectively. The plan was credited $11 million, $9 million and $6 million for the years ended December 31, 2023, 2022 and 2021, respectively.

11.	RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For whole life and term life policies with flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium. For whole life policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2023 and 2022, the Company had $15.6 billion and $18.0 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

The components for other reserve changes are as follows:

	Ordinary		Group		Ordinary		Group
	Life Insurance	Individual Annuities	Annuities	Total	Life Insurance	Individual Annuities	Annuities	Total
	December 31,
	2023				2022
	(In Millions)
Includes the change of separate account fair value, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, change in CRVM expense allowances and changes in additional actuarial reserves for AGXXXVIII	$426	$10	$98	$534	$270	($27)	($166)	$77

As of December 31, 2023 and 2022, there were $14 million and $15 million, respectively, in aggregate reserves for accident and health contracts. There were no significant changes in methodology or assumptions of the reserves during the year ended December 31, 2023.

12.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2023
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
		($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$17,390		$17,390	21%
At book value less current surrender charge of 5% or more (1)	2,092		2,092	3%
At fair value		$46,795	46,795	56%
Total with market value adjustment or at fair value	19,482	46,795	66,277	80%
At book value without adjustment	10,263		10,263	12%
Not subject to discretionary withdrawal	6,942	2	6,944	8%
Total (gross: direct + assumed)	36,687	46,797	83,484	100%
Reinsurance ceded	1,766		1,766
Total (net)	$34,921	$46,797	$81,718

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$310	$310

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2023
	General Account	Separate Account With Guarantees	Total	% of Total
		($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment
Not subject to discretionary withdrawal	7,966	$6,432	$14,398	100%
Total (gross: direct + assumed)	7,966	6,432	14,398	100%
Reinsurance ceded
Total (net)	$7,966	$6,432	$14,398

Deposit-type Contracts:	December 31, 2023
	General Account	Separate Account Nonguaranteed	Total	% of Total
		($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$153		$153	1%
At fair value		$6	6
Total with market value adjustment or at fair value	153	6	159	1%
At book value without adjustment	3,957		3,957	18%
Not subject to discretionary withdrawal	17,895		17,895	81%
Total (gross: direct + assumed)	22,005	6	22,011	100%
Reinsurance ceded
Total (net)	$22,005	$6	$22,011

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2023
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
		($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$17,543			$17,543	14%
At book value less current surrender charge of 5% or more (1)	2,092			2,092	2%
At fair value			$46,801	46,801	39%
Total with market value adjustment or at fair value	19,635		46,801	66,436	55%
At book value without adjustment	14,220			14,220	12%
Not subject to discretionary withdrawal	32,803	$6,432	2	39,237	33%
Total (gross: direct + assumed)	66,658	6,432	46,803	119,893	100%
Reinsurance ceded	1,766			1,766
Total (net)	$64,892	$6,432	$46,803	$118,127

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2022
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
		($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,932			$15,932	15%
At book value less current surrender charge of 5% or more (1)	1,510			1,510	1%
At fair value			$43,889	43,889	40%
Total with market value adjustment or at fair value	17,442		43,889	61,331	56%
At book value without adjustment	14,170			14,170	13%
Not subject to discretionary withdrawal	29,207	$4,364	2	33,573	31%
Total (gross: direct + assumed)	60,819	4,364	43,891	109,074	100%
Reinsurance ceded	1,572			1,572
Total (net)	$59,247	$4,364	$43,891	$107,502

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company's Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit- type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2023	2022
	(In Millions)
Annual Statement:
Annuities	$42,884	$40,659
Supplementary contracts with life contingencies	3	3
Deposit-type contracts and funding agreements	22,005	18,585
Subtotal	64,892	59,247

Separate Accounts Annual Statement:
Annuities	53,229	48,251
Other contract deposit funds	6	4
Subtotal	53,235	48,255

Combined total	$118,127	$107,502

13.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2023 and 2022:

December 31, 2023	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,687	$3,160	$3,258
Universal life with secondary guarantees	5,567	5,524	8,586
Indexed universal life	128	86	108
Indexed universal life with secondary guarantees	16,244	14,715	16,015
Other permanent cash value life insurance	9,672	10,451	10,792
Variable universal life	3,666	3,630	3,796	$11,984	$11,817	$11,811
Miscellaneous reserves	1	1	2
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,282
Disability - active lives (1)			13
Disability - disabled lives			16
Miscellaneous reserves			867
Total (direct + assumed)	37,965	37,567	44,735	11,984	11,817	11,811
Reinsurance ceded			15,290
Total (net)	$37,965	$37,567	$29,445	$11,984	$11,817	$11,811

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

December 31, 2022	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,758	$3,242	$3,327
Universal life with secondary guarantees	5,548	5,516	8,418
Indexed universal life	71	42	46
Indexed universal life with secondary guarantees	14,376	13,675	14,214
Other permanent cash value life insurance	9,932	10,693	11,034
Variable universal life	3,752	3,728	3,858	$9,815	$9,678	$9,671
Miscellaneous reserves	2	2	7
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,116
Disability - active lives (1)			10
Disability - disabled lives			14
Miscellaneous reserves			879
Total (direct + assumed)	36,439	36,898	42,923	9,815	9,678	9,671
Reinsurance ceded			4,140
Total (net)	$36,439	$36,898	$38,783	$9,815	$9,678	$9,671

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2023	2022
Annual Statement:	(In Millions)
Life insurance section	$28,357	$37,723
Disability - active lives section	663	624
Disability - disabled lives section	11	10
Miscellaneous reserves section	414	426
Subtotal	29,445	38,783

Separate Accounts Annual Statement:
Life insurance section	11,811	9,671
Combined total	$41,256	$48,454

14.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2023		December 31, 2022
	Gross	Net of Loading	Gross	Net of Loading
		(In Millions)
Ordinary new business	$2	($27)	$2	($17)
Ordinary renewal	110	107	171	168
Group annuity	51	51	42	42
Total	$163	$131	$215	$193

15.	ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and amortization and are included in other assets. The net amount of all non-operating software is nonadmitted. Depreciation and amortization expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software. Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years. Depreciation and amortization expense related to EDP equipment and non-operating software amounted to $25 million, $24 million and $22 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2023	2022
	(In Millions)
EDP equipment	$37	$38
Non-operating system software	348	298
Total	385	336
Accumulated depreciation and amortization	244	231
Net	141	105
Nonadmitted	131	94
Net admitted	$10	$11

16.	SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities related to variable annuities, variable universal life and group annuities. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders, except to the extent of the minimum guarantees made by the Company with respect to certain Separate Accounts.

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

64

As of December 31, 2023 and 2022, the Company’s Separate Accounts Annual Statement included legally insulated assets of $65.6 billion and $58.6 billion, respectively. The assets legally insulated and not legally insulated from the general account as of December 31, 2023 are attributed to the following products (In Millions):

Product	Separate Account Assets Legally Insulated	Separate Account Assets Not Legally Insulated
Variable annuities	$47,633
Variable universal life	11,985
Group annuities	5,958
Total	$65,576	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 of $355 million, $352 million, $347 million, $300 million, and $293 million, respectively.

For the years ended December 31, 2023, 2022, 2021, 2020, and 2019, the General Account of the Company had paid $31 million, $35 million, $10 million, $15 million, and $14 million, respectively, toward the Separate Account guarantees.

The Company does not engage in securities lending transactions within the Separate Account.

The Company has Separate Accounts with guarantees comprised of the group annuities business where the General Account guarantees annuity payments if the Separate Accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company's Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

For the assets not measured at fair value, the following table shows the comparison of the amortized cost to the fair value and the unrealized gain (loss) that would have been recorded if the assets had been reported at fair value (In Millions):

December 31, 2023			December 31, 2022
Assets Held At Amortized Cost	Fair Value	Unrecorded Unrealized Gain (Loss)	Assets Held At Amortized Cost	Fair Value	Unrecorded Unrealized Gain (Loss)
(In Millions)
$5,957	$5,526	($431)	$4,052	$3,428	($624)

65

Information regarding the separate accounts is as follows:

	Separate Accounts with Guarantees				Separate Accounts with Guarantees
	Nonindexed Guarantee				Nonindexed Guarantee
	4% or Less	More than 4%	Without Guarantees	Total	4% or Less	More than 4%	Without Guarantees	Total
	Years Ended December 31,
	2023				2022
	(In Millions)
Premiums, considerations or deposits	($4)	$2,064	$3,827	$5,886	$632	$885	$3,991	$5,508

	December 31,
	2023				2022
Reserves for accounts with assets at:	(In Millions)
Fair value			$58,613	$58,613			$53,562	$53,562
Amortized cost	$3,204	$3,228		6,432	$3,394	$970		4,364
Total reserves	$3,204	$3,228	$58,613	$65,045	$3,394	$970	$53,562	$57,926

Reserves by withdrawal characteristics: Subject to discretionary withdrawal at fair value			$58,611	$58,611			$53,560	$53,560
Not subject to discretionary withdrawal	$3,204	$3,228	2	6,434	$3,394	$970	2	4,366
Total	$3,204	$3,228	$58,613	$65,045	$3,394	$970	$53,562	$57,926

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$5,884	$5,507	$6,937
Transfers from separate accounts	5,928	5,307	6,593
Net transfers from separate accounts	(44)	200	344
Reconciling adjustments:
Net lag loss for annuities in general account only	(1)	(1)	(1)
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	($45)	$199	$343

17.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2023, the Company had $1.7 billion and $13 million of outstanding mortgage loan commitments in the General Account and Separate Account, respectively, which were primarily advances available for construction loans. Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2023, the Company had $5.5 billion of commitments to fund investments in SCA entities, joint ventures, partnerships and limited liability companies.

66

As of December 31, 2023, the Company had $962 million and $37 million of outstanding contractual obligations to acquire private placement securities for the General Account and Separate Account, respectively.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There was no amount outstanding as of December 31, 2023. The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company's admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $1.0 billion including any outstanding loans under other affiliate lending agreements. There were no borrowings outstanding under the facility as of December 31, 2023 and 2022.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required. In connection with the operations of PSD, the Company made capital contributions to PSD of zero, $19 million and $19 million for the years ended December 31, 2023, 2022 and 2021, respectively. In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages. There were no capital contributions to PLFA for the years ended December 31, 2023, 2022 and 2021.

The Company has operating leases for office space and equipment of its primary operating centers in Newport Beach, California, Omaha, Nebraska and for its various field offices, which in most, but not all cases, are noncancelable. Rental expense, which is included in operating expenses, in connection with these leases was $12 million, $12 million and $12 million for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate minimum future commitments are as follows (In Millions):

Year Ending December 31:
2024	$12
2025	11
2026	7
2027	7
2028 and thereafter	5
Total	$42

Certain rental commitments have renewal options extending through the year 2028. Some of these renewals are subject to adjustments in future periods.

The Company entered into agreements with Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRA, RIBM and RGBM, respectively. The guarantees for PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRA or RIBM and Pacific LifeCorp. PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees. Effective January 1, 2023, the Company no longer provides guarantees for the performance of certain obligations of Pacific Life Re Limited. Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company's financial statements - statutory basis.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company's financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company, if any.

67

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Rev. Rul. 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that Company liabilities related to such matters are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and compliance monitoring of the investment guidelines, and contractual provisions including the credited rate reset formula that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2023 and 2022, the estimated liability was $4 million and $2 million, respectively. As of December 31, 2023 and 2022, the related premium tax receivable was $3 million and $2 million, respectively. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

See Note 9 for discussion of other contingencies related to reinsurance.

68

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F S E L E C T E D F I N A N C I A L D A T A
A S O F A N D F O R T H E Y E A R E N D E D D E C E M B E R 3 1 , 2 0 2 3

(In Millions)

Investment Income Earned
U.S. Government bonds	$26
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	3,339
Bonds of affiliates
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	9
Common stocks of affiliates	3
Mortgage loans	896
Real estate	39
Contract loans	358
Cash, cash equivalents and short-term investments	78
Derivative instruments	(1,192)
Other invested assets	521
Aggregate write-ins for investment income	9
Gross Investment Income	$4,086

Real Estate Owned - Book Value Less Encumbrances	$120

Mortgage Loans - Book Value:
Farm mortgages	$969
Residential mortgages	232
Commercial mortgages	17,340
Mezzanine	107
Total Mortgage Loans	$18,648

Mortgage Loans By Standing - Book Value:
Good standing	$18,260
Good standing with restructured terms	$301
Interest overdue more than 90 days, not in foreclosure	$10
Foreclosure in process	$77

Other Long-Term Assets - Carrying Value	$10,257
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds
Preferred stocks
Common stocks	$892

69

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$5,736
Over 1 year through 5 years	29,264
Over 5 years through 10 years	20,407
Over 10 years through 20 years	9,434
Over 20 years	12,158
No maturity date
Total by Maturity	$76,999

Bonds by NAIC Designation - Statement Value: NAIC 1	$35,927
NAIC 2	36,778
NAIC 3	3,445
NAIC 4	734
NAIC 5	87
NAIC 6	28
Total by NAIC Designation	$76,999

Total Bonds Publicly Traded	$34,020
Total Bonds Privately Traded	$42,979
Preferred Stocks - Statement Value	$1
Common Stocks - Unaffiliated - Fair Value	$116
Common Stocks - Affiliated - Fair Value	$26
Common Stocks - Subsidiaries - Statement Value	$866
Short-term Investments - Carrying Value	$77
Options, Caps & Floors Owned - Statement Value	$2,077
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	($501)
Futures Contracts Open - Current Value	$152
Cash Equivalents	$1,688
Cash on Deposit	$1,253

Life Insurance In Force:
Industrial
Ordinary	$542,428
Credit Life
Group Life	$14

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$44

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$16,548
Credit Life

70

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$17
Income Payable	$1
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,047
Deferred - Fully Paid Account Balance	$27,029
Deferred - Not Fully Paid - Account Balance	$60

Group
Amount of Income Payable	$1,035
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$8
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$21,964
Dividend Accumulations - Account Balance	$23

71

Claim Payments 2023:
Group Accident and Health - Year Ended December 31, 2023 2023
2022
2021
2020
2019
Prior

Other Accident and Health
2023	$8
2022
2021
2020
2019
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves 2023
2022
2021
2020
2019
Prior

72

Pacific Life Insurance Company

S U P P L E M E N T A L S U M M A R Y I N V E S T M E N T S C H E D U L E
D E C E M B E R 3 1 , 2 0 2 3

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
Long-term bonds:
U.S. Governments	$804	0.647%	$804		$804	0.649%
All other governments	663	0.534%	663		663	0.535%
U.S. states, territories, and possessions, etc., guaranteed	102	0.082%	102		102	0.082%
U.S. political subdivisions of states, territories, and possessions, guaranteed	203	0.163%	203		203	0.164%
U.S. special revenue and special assessment obligations, etc., non-guaranteed	2,312	1.861%	2,312		2,312	1.866%
Industrial and miscellaneous	70,580	56.793%	70,580		70,580	56.957%
Hybrid securities	33	0.026%	33		33	0.026%
Unaffiliated bank loans	2,224	1.790%	2,224		2,224	1.795%
Total long-term bonds	76,921	61.896%	76,921	—	76,921	62.074%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	1	0.001%	1		1	0.001%
Total preferred stocks	1	0.001%	1	—	1	0.001%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	68	0.053%	66		66	0.053%
Parent, subsidiaries and affiliates publicly traded	23	0.018%	23		23	0.018%
Parent, subsidiaries and affiliates other	866	0.699%	547		547	0.442%
Mutual funds	51	0.041%	51		51	0.041%
Total common stocks	1,008	0.811%	687	—	687	0.554%

(Continued)

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

73

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
Mortgage loans:
Farm mortgages	$969	0.780%	$969		$969	0.782%
Residential mortgages	232	0.186%	232		232	0.187%
Commercial mortgages	17,340	13.953%	17,340		17,340	13.993%
Mezzanine real estate loans	107	0.086%	107		107	0.086%
Total mortgage loans	18,648	15.005%	18,648	—	18,648	15.048%

Real estate:
Properties occupied by company	76	0.061%	76		76	0.061%
Properties held for production of income	44	0.035%	44		44	0.035%
Total real estate	120	0.096%	120	—	120	0.096%

Cash, cash equivalents, and short-term investments:
Cash	1,253	1.008%	1,253		1,253	1.011%
Cash equivalents	1,688	1.359%	1,688	$3,096	4,784	3.861%
Short-term investments	77	0.062%	77		77	0.062%
Total cash, cash equivalents, and short-term investments	3,018	2.429%	3,018	3,096	6,114	4.934%

Contract loans	8,187	6.589%	8,187		8,187	6.607%
Derivatives	2,530	2.036%	2,530		2,530	2.042%
Receivables for securities**	106	0.085%	106		106	0.085%
Securities lending	3,096	2.491%	3,096
Other invested assets	10,640	8.561%	10,604		10,604	8.559%
Total invested assets	$124,275	100.000%	$123,918	$3,096	$123,918	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

**Included in Other invested assets in the Annual Statement.

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F I N V E S T M E N T R I S K I N T E R R O G A T O R I E S
D E C E M B E R 3 1 , 2 0 2 3

The Company's total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $127.7 billion as of December 31, 2023.

1.	The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2023, are as follows:

		Percentage of Total
	(In Millions)	Admitted Assets
Commercial loan (Mortgage Loan)	$639	0.5%
Commercial loan (Mortgage Loan)	585	0.5%
Commercial loan (Mortgage Loan)	550	0.4%
Commercial loan (Mortgage Loan)	546	0.4%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	545	0.4%
Commercial loan (Mortgage Loan)	474	0.4%
Commercial loan (Mortgage Loan)	459	0.4%
Commercial loan (Mortgage Loan)	440	0.3%
Commercial loan (Mortgage Loan)	407	0.3%
Commercial loan (Mortgage Loan)	382	0.3%

2.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2023, are as follows:

	(In Millions)	Percentage of Total Admitted Assets		(In Millions)	Percentage of Total Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$35,927	28.1%	NAIC 1
NAIC 2	36,778	28.8%	NAIC 2
NAIC 3	3,445	2.7%	NAIC 3
NAIC 4	734	0.6%	NAIC 4
NAIC 5	87	0.1%	NAIC 5
NAIC 6	28	0.0%	NAIC 6	$1	0.0%

3.	Assets held in foreign investments as of December 31, 2023, totaled $21.5 billion, which represents 16.8% of Total Admitted Assets.

a.	The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2023, is as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$19,396	15.2%
Countries designated NAIC 2	1,536	1.2%
Countries designated NAIC 3 or below	539	0.4%

b.	The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2023, are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: Cayman Islands	$5,799	4.5%
Country: United Kingdom (Great Britain)	3,728	2.9%
Countries designated NAIC 2
Country: Mexico	444	0.3%
Country: India	275	0.2%
Countries designated NAIC 3 or below
Country: Colombia	181	0.1%
Country: Brazil	80	0.1%

c.	The aggregate unhedged foreign currency exposure as of December 31, 2023, totaled $270 million, which represents 0.2% of Total Admitted Assets.

d.	The aggregate unhedged foreign currency exposure categorized by country’s NAIC sovereign designation as of December 31, 2023 is as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$270	0.2%

e.	The largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation as of December 31, 2023 are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1 Country: Switzerland	$89	0.1%
Country: United Kingdom (Great Britain)	80	0.1%

f.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues as of December 31, 2023 are as follows:

NAIC Designation	Issuer	(In Millions)	Percentage of Total Admitted Assets
1.G FE/2.A FE/2.C FE	BNP Paribas	$278	0.2%
1.G FE	Anheuser-Busch Companies Inc	222	0.2%
1.E FE/2.A FE/2.B FE	Groupe BPCE	214	0.2%
1.E FE/2.A FE	Barclays Bank PLC	205	0.2%
1.E FE/1.G FE	UBS A.G.	193	0.2%
1.D FE/1.G FE/2.A FE	Credit Agricole SA/London	184	0.1%
2.B FE/2.C FE	Societe Generale	170	0.1%
1.G FE/2.A FE/2.C FE	HSBC Holdings PLC	158	0.1%
1.E FE/1.G FE/2.A FE	Lloyds TSB Bank Group PLC	155	0.1%
1.E FE/1.G FE	Mitsubishi UFJ Financial Group	153	0.1%

4.	The aggregate amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets as of December 31, 2023.

5.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2023.

6.	The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests as of December 31, 2023 are as follows:

Issuer	(In Millions)	Percentage of Total Admitted Assets
Pacific Asset Holdings, LLC	$4,239	3.3%
Pacific Life & Annuity Co	545	0.4%
Pacific Private Equity Opportunities Fund III, L.P.	385	0.3%
Pacific Private Equity Opportunities Fund IV, L.P.	381	0.3%
Pacific Private Equity Fund II LP	288	0.2%
Pacific Private Equity Opportunities Fund V, L.P.	186	0.1%
Pacific Private Credit Fund IV, L.P.	179	0.1%
Pacific Co-Invest Opportunities Fund II L.P.	142	0.1%
Pacific Private Credit Fund V, L.P.	129	0.1%
Pacific Private Credit Fund III, L.P.	113	0.1%

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2023.

a.	The 10 largest fund managers as of December 31, 2023 are as follows:

	Total Invested	Diversified
Fund Manager	(In Millions)
Aristotle	$268	$268
Carbon VII GP LLC	109	109
Manulife Investment Management	90	90
CRSEF Lux GP. S.A.R.L.	77	77
Avanath AH Renaissance GP LLC	73	73
Montana Capital Partners AG	71	71
Brookfield Real Estate Finance Fund VI GP	68	68
Churchill Stateside	66	66
Astorg Asset Management, S.A R.L.	65	65
OPEP VIII General Partner, L.P.	65	65

8.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2023.

9.	The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2023 are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2023 are as follows:

Type (Residential, Commercial, Agricultural)	(In Millions)	Percentage of Total Admitted Assets
Commercial loan	$550	0.4%
Commercial loan	459	0.4%
Commercial loan	407	0.3%
Commercial loan	375	0.3%
Commercial loan	360	0.3%
Commercial loan	345	0.3%
Commercial loan	335	0.3%
Commercial loan	333	0.3%
Commercial loan	332	0.3%
Commercial loan	332	0.3%

10.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans as of December 31, 2023 are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Construction loans	$3,264	2.6%
Mortgage loans over 90 days past due	10	0.0%
Mortgage loans in the process of foreclosure	77	0.1%
Mortgage loans foreclosed	30	0.0%
Restructured mortgage loans	301	0.2%

11.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2023 are as follows:

	(In Millions)	Percentage of Total Admitted Assets	(In Millions)	Percentage of Total Admitted Assets	(In Millions)	Percentage of Total Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$374	0.3%
91% to 95%
81% to 90%
71% to 80%			482	0.4%	$1	0.0%
Below 70%	$232	0.2%	16,591	13.0%	968	0.8%

12.	Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2023.

13.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2023.

14.	The amounts and percentages of Total Admitted Assets subject to the following types of agreements as of December 31, 2023 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2023	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Securities lending agreements	$3,096	2.4%	$4,190	$4,167	$3,962

15.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2023, are as follows ($ In Millions):

	December 31, 2023	Percentage of Total Admitted Assets	December 31, 2023	Percentage of Total Admitted Assets
	Owned:		Written:
Hedging	$2,077	1.6%

16.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2023 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2023	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$360	0.3%	$347	$360	$354

17.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2023 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2023	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$152	0.1%	$256	$160	$173

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F R E I N S U R A N C E D I S C L O S U R E S
D E C E M B E R 3 1 , 2 0 2 3

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2023 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2023 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.